Exhibit 10.12

Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended

Code word for this Charter Party

”SHELLTIME 4”

Issued December 1984 and amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

Time Charter Party

HOUSTON      2011

IT IS THIS 24th DAY OF January, 2012 AGREED between PI 2 Pelican State LLC, guaranteed by American Petroleum Tankers Parent LLC of Wilmington, Delaware (hereinafter referred to as “Owners”), being owners of the good U.S. Flag motor vessel called M/V Pelican State

(hereinafter referred to as “the vessel”), and more fully described as per Clause 1 hereof, and SHELL TRADING (U.S.) COMPANY of Houston, Texas (hereinafter referred to as “Charterers”):

Description And Condition of Vessel

1.       At the date of delivery of the vessel under this Charter and throughout the charter period:

(a)     she shall be classed by the American Bureau of Shipping, and she shall be technically managed and operated by a technical manager/operator who has passed the Shell Time Charter Assurance Review (defined herein);

(b)     she shall be in every way fit to carry crude petroleum and/or its products, and she and the Owners shall be in full compliance with the requirements and regulations of the Oil Pollution Act of 1990, and as same may be amended from time to time (“OPA90”);

(c)     she shall be tight, staunch, strong, in good order and condition, and in every way fit for the service, with her machinery, boilers, hull and other equipment (including but not limited to hull stress calculator, radar, computers and computer systems) in a good and efficient state;

(d)     her tanks, valves and pipelines shall be oil-tight;

(e)     she shall be in every way fitted for burning, in accordance with the grades specified in Clause 29 hereof:

(i)      at sea, fuel oil for main propulsion and fuel oil/marine gas oil (MGO) for auxiliaries;

(ii)     in port, fuel oil/marine gas oil (MGO) for auxiliaries;

(f)      she shall comply with the regulations in force so as to enable her to pass through the Suez and Panama Canals by day and night without delay;

(g)     she shall have on board all certificates, documents and equipment required from time to time by any applicable law to enable her to perform the charter service without delay;

(h)     she shall comply with the description in the OCIMF Harmonized Vessel Particulars Questionnaire appended hereto as Appendix A, provided however that if there is any conflict between the provisions of this questionnaire and any other provision, including this Clause 1, of this Charter such other provisions shall govern;

(i)      she shall be owned by a U.S. citizen for the purposes of owning or operating a vessel engaged in the U.S. domestic Jones Act trades under 46 U.S.C. Chapter 121 and Section 2 of the Shipping Act of 1916, as each may be amended from time to time, and her U.S. ownership structure, U.S. documentation and registry status (with valid coastwise endorsement), classification society, ***

Safety Management

(j)      Owners will operate:

(i)      a safety management system certified to comply with the International Safety Management Code (“ISM Code”) for the Safe Operation of Ships and for Pollution Prevention;

(ii)     a documented safe working procedures system (including procedures for the identification and mitigation of risks);

(iii)   a documented environmental management system;

(iv)    documented accident/incident reporting system compliant with U.S. requirements;

(k)     Owners shall submit to Charterers a monthly written report detailing all accidents/incidents and environmental reporting requirements, in accordance with the “Shell Safety and Environmental Monthly Reporting Template” appended hereto as Appendix B;

(l)      Owners shall maintain Health Safety Environmental (“HSE”) records sufficient to demonstrate compliance with the requirements of their HSE system and of this Charter. Charterers reserve the right to confirm compliance with HSE requirements by audit of Owners.

***Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

(m) Owners will arrange at their expense for a SIRE inspection to be carried out at intervals of six months plus or minus thirty days.

Shipboard Personnel And their Duties

2.       (a)      At the date of delivery of the vessel under this Charter and throughout the charter period:

(i)      she shall have a full and efficient complement of master, officers and crew for a vessel of her tonnage, who shall in any event be not less than the number required by the laws of the United States and who shall be trained to operate the vessel and her equipment competently and safely;

(ii)     all shipboard personnel shall hold valid certificates of competence in accordance with the requirements of the U.S. Coast Guard and the laws of the United States;

(iii)   all shipboard personnel shall be trained in accordance with the relevant provisions of the International Convention on Standards of Training, Certification and Watchkeeping for Seafarers, 1995 or any additions, modifications or subsequent versions thereof;

(iv)    there shall be on board sufficient personnel with a good working knowledge of the English language to enable cargo operations at loading and discharging places to be carried out efficiently and safely and to enable communications between the vessel and those loading the vessel or accepting discharge there from to be carried out quickly and efficiently;

[ Lines 61-66 intentionally deleted by the parties ]

(b)     Owners guarantee that throughout the charter service the master shall with the vessel’s officers and crew, unless otherwise ordered by Charterers;

(i)      prosecute all voyages with the utmost despatch;

(ii)     render all customary assistance; and

(iii)   load and discharge cargo as rapidly as possible when required by Charterers or their agents to do so, by night or by day, but always in accordance with the laws of the place of loading or discharging (as the case may be) and in each case in accordance with any applicable laws of the United States.

Duty to Maintain

3.       (a)    Throughout the charter service Owners shall, whenever the passage of time, wear and tear or any event (whether or not coming within Clause 27 hereof) requires steps to be taken to maintain or restore the conditions stipulated in Clauses 1 and 2(a), exercise due diligence so to maintain or restore the vessel.

(b)     If at any time whilst the vessel is on hire under this Charter the vessel fails to comply with the requirements of Clauses 1, 2(a) or 10 then hire shall be reduced to the extent necessary to indemnify Charterers for such failure. If and to the extent that such failure affects the time taken by the vessel to perform any services under this Charter, hire shall be reduced by an amount equal to the value, calculated at the rate of hire, of the time so lost.

         Any reduction of hire under this sub-Clause (b) shall be without prejudice to any other remedy available to Charterers, but where such reduction of hire is in respect of time lost, such time shall be excluded from any calculation under Clause 24.

(c)     If Owners are in breach of their obligations under Clause 3(a)), Charterers may so notify Owners in writing and if, after the expiry of 30 days following the receipt by Owners of any such notice, Owners have failed to demonstrate to Charterers’ reasonable satisfaction the exercise of due diligence as required in Clause 3(a), the vessel shall be off-hire, and no further hire payments shall be due, until Owners have so demonstrated that they are exercising such due diligence.

(d)     Owners shall advise Charterers immediately, in writing, should the vessel fail an inspection by, but not limited to, a governmental and/or port state authority, and/or terminal and/or major charterer of similar tonnage. Owners shall simultaneously advise Charterers of their proposed course of action to remedy the defects which have caused the failure of such inspection.

(e)     If, in Charterers reasonably held view:

(i)      failure of an inspection, or,

(ii)     any finding of an inspection,

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade referred to in Clause 3 (d), prevents normal commercial operations then Charterers have the option to place the vessel off-hire from the date and time that the vessel fails such inspection, or becomes commercially inoperable, until the date and time that the vessel passes a re-inspection by the same organization, or becomes commercially operable, which shall be in a position no less favorable to Charterers than at which she went off-hire.

(f)      Furthermore, at any time while the vessel is off-hire under this Clause 3 (with the exception of Clause 3(e)(ii)), Charterers have the option to terminate this Charter by giving notice in writing with effect from the date on which such notice of termination is received by Owners or from any later date stated in such notice. This sub-Clause (f) is without prejudice to any rights of Charterers or obligations of Owners under this Charter or otherwise (including without limitation Charterers’ rights under Clause 21 hereof).

Period, Trading Limits and Safe Places

4.      (a)     Owners agree to let and Charterers agree to hire the vessel for an initial period of three (3) years plus or minus thirty (30) days in Charterers’ option, such option declarable 90 days in advance, commencing from the time and date of delivery of the vessel pursuant to the terms and conditions of this Charter, and with an option of two (2) 1-year extensions, at Charterers’ sole election to be declared no later than ninety (90) days prior to the expiry of the initial period, with same plus/minus 30 days declarable 90 days in advance to apply to the final term of the Charter, for the purpose of carrying all lawful merchandise, always consistent with Vessel’s certification (subject always to Clause 28) including, in particular, but not limited to, clean petroleum products, excluding chemicals (including, but not limited to, ethanol), dirty petroleum products, crude oil, and/or any other products or cargoes as described in the vessel’s Certificate of Inspection (the vessel shall be capable of maintaining cargo temperature loaded up to a maximum of 135 degrees Fahrenheit), in any part of the world, as Charterers shall direct, subject to the limits of the current American Institute Warranties (and any subsequent amendments thereof, with any legally mandated exclusions for U.S. Flag vessels, and excluding Alaska). Notwithstanding the foregoing, but subject to Clause 35, Charterers may order the vessel to ice-bound waters or to any part of the world outside such limits provided that Owners’ consent thereto (such consent not to be unreasonably withheld) and that Charterers pay for (i) any insurance premium required by the vessel’s underwriters as a consequence of such order, and (ii) any damage sustained.

(b)     Any time during which the vessel is off-hire under this Charter may be added to the applicable charter period in Charterers’ option, up to the total amount of time spent off-hire. In such cases the rate of hire will be that prevailing at the time the vessel would, but for the provisions of this Clause, have been redelivered.

(c)     Charterers shall use due diligence to ensure that the vessel is only employed between and at safe places (which expression when used in this Charter shall include ports, berths, wharves, docks, anchorages, submarine lines, alongside vessels or lighters, and other locations including locations at sea) where she can safely lie always afloat. Notwithstanding anything contained in this or any other clause of this Charter, Charterers do not warrant the safety of any place to which they order the vessel and shall be under no liability in respect thereof. Subject as above, the vessel shall be loaded and discharged at any places as Charterers may direct, provided that Charterers shall exercise due diligence to ensure that any ship-to-ship transfer operations shall conform to standards not less than those set out in the latest published edition of the ICS/OCIMF Ship-to-Ship Transfer Guide.

(d)     Unless otherwise agreed by the parties, the vessel shall be delivered by Owners at Inbound Pilot Station one safe port USG in Charterer’s option Unless this Charter has expired early by loss of the vessel or as otherwise provided herein or by applicable law, Charterers shall redeliver the vessel to Owners, free of cargo, at the expiration of the last applicable charter period, at the pilot boarding station of a U.S. Gulf of Mexico port to be nominated by Owners.

(e)     The vessel will deliver with her tanks inerted and will redeliver with last three (3) cargoes of clean petroleum products, unless the parties otherwise agree.

(f)      Owners are required to give Charterers six (6) months, three (3) months, one (1) month, and 15, 10, 5, 3, 2, and 1 day(s) prior written notice of delivery, and Charterers are required to give Owners 30 and 15 approximate, and then 10, 5, 3, 2, and 1 day(s) prior written notice of redelivery.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

Laydays/ Cancelling

5.      (a)     The vessel shall not be delivered to Charterers before *** (the “Earliest Permissible Delivery Date”), and no later *** (the “Latest Permissible Delivery Date). Laydays are to be narrowed by Owners to a 30-day spread by Friday, ***; then further narrowed by Owners to a 15-day spread 15 days in advance of 1st layday.

Owners to Provide

6.       Owners undertake to provide and to pay for all provisions, wages (including but not limited to all overtime payments), and shipping and discharging fees and all other expenses of the master, officers and crew; also, except as provided in Clauses 4 and 34 hereof, for all insurance on the vessel, for all deck, cabin and engine-room stores, and for water; for all drydocking, overhaul, maintenance and repairs to the vessel; for all fumigation expenses and de-rat certificates; and for all certificates of financial responsibility or similar financial undertakings required for calling at any ports or terminals or proceeding into any territorial waters where such certificates or undertakings are required. Owners’ obligations under this Clause 6 extend to all liabilities for customs or import duties arising at any time during the performance of this Charter in relation to the personal effects of the master, officers and crew, and in relation to the stores, provisions and other matters aforesaid which Owners are to provide and pay for and Owners shall refund to Charterers any sums Charterers or their agents may have paid or been compelled to pay in respect of any such liability. Any amounts allowable in general average for wages and provisions and stores shall be credited to Charterers insofar as such amounts are in respect of a period when the vessel is on-hire.

Charterers to Provide

7.      (a)     Charterers shall provide and pay for all fuel (except fuel used for domestic services), towage and pilotage and shall pay agency fees, port charges, expenses of loading and unloading cargoes, canal dues and all charges other than those payable by Owners in accordance with Clause 6 hereof, provided that all charges for the said items shall be for Owners’ account when such items are consumed, employed or incurred for Owners’ purposes or while the vessel is off-hire (unless such items reasonably relate to any service given or distance made good and taken into account under Clause 21 or 22); and provided further that any fuel used in connection with a general average sacrifice or expenditure shall be paid for by Owners. If Charterers shall require fresh water and chemicals for tank cleaning, the cost of such shall be for Charterers’ account.

(b)     In respect of bunkers consumed for Owners’ purposes these will be charged on each occasion by Charterers on a “first-in-first-out” basis valued on the prices actually paid by Charterers, as evidenced by supporting invoices.

[ Lines 170 – 174 intentionally deleted by the parties ]

Rate of Hire

8.       Subject as herein provided, Charterers shall pay for the use and hire of the vessel at the fixed rate (with no labor or other escalators) of United States Dollars $ *** per day, and pro rata for any part of a day, during the first year of the initial, three-year period, with a fixed *** per year for each succeeding year of the initial period (i.e. years two and three), with a fixed *** per year for each succeeding year of respective option periods (i.e. years four and five), from the time and date of her delivery (local time) to Charterers pursuant to the terms and conditions hereunder this Charter until the time and date of redelivery (local time) to Owners following the expiry of the initial period or additional period, as applicable.

Payment of Hire	9. Subject to Clause 3 (c) and 3 (e), payment of hire shall be made in immediately available funds to: ***
______

For credit to Account: ***
______
______

in United States Dollars per calendar month in advance, less:

(i) any hire paid which Charterers reasonably estimate to relate to off-hire periods, and;

(ii) any amounts disbursed on Owners’ behalf, any advances and commission thereon, and charges which are for Owners’ account pursuant to any provision hereof, and;

***Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

(iii) any amounts due or reasonably estimated to become due to Charterers under Clause 3 (c) or 24 hereof,

any such adjustments to be made at the due date for the next monthly payment after the facts have been ascertained. Charterers shall not be responsible for any delay or error by Owners’ bank in crediting Owners’ account provided that Charterers have made proper and timely payment.

In default of such proper and timely payment:

(a)     Owners shall notify Charterers of such default and Charterers shall within seven days of receipt of such notice pay to Owners the amount due, including interest, failing which Owners may withdraw the vessel from the service of Charterers without prejudice to any other rights Owners may have under this Charter or otherwise; and;

(b)     Interest on any amount due but not paid on the due date shall accrue from the day after that date up to and including the day when payment is made, at a rate per annum which shall be 1% above the U.S. Prime Interest Rate as published by the Chase Manhattan Bank in New York at 12.00 New York time on the due date, or, if no such interest rate is published on that day, the interest rate published on the next preceding day on which such a rate was so published, computed on the basis of a 360 day year of twelve 30-day months, compounded semi-annually.

Space Available to Charterers

10.     The whole reach, burthen and decks on the vessel and any passenger accommodation (including Owners’ suite) shall be at Charterers’ disposal, reserving only proper and sufficient space for the vessel’s master, officers, crew, tackle, apparel, furniture, provisions and stores, provided that the weight of stores on board shall not, unless specially agreed, exceed 250 tons at any time during the charter period.

Segregated Ballast

11.     If the vessel is equipped with segregated water ballast that qualifies under the provision of IMO Resolution A.747(18), the Owners will ensure that the following remark will be added to her tonnage certificate:

Resolution A747(18) Owners will ensure that the following entry is made on the International Tonnage Certificate (1969) under the section headed “remarks”:

“The segregated ballast tanks comply with the Regulation 13 of Annex 1 of the International Convention for the prevention of pollution from ships, 1973, as modified by the Protocol of 1978 relating thereto, and the total tonnage of such tanks exclusively used for the carriage of segregated water ballast is            The reduced gross tonnage which should be used for the calculation of tonnage based fees is           , where            and            are the appropriate tonnages calculated in accordance with Resolution A.747(18)”.

Instructions And Logs

12.     Charterers shall from time to time give the master all requisite instructions and sailing directions, and the master shall keep a full and, correct log of the voyage or voyages, which Charterers or their agents may inspect as required. The master shall when required furnish Charterers or their agents with a true copy of such log and with properly completed loading and discharging port sheets and voyage reports for each voyage and other returns as Charterers may require. Charterers shall be entitled to take copies at Owners’ expense of any such documents which are not provided by the master.

Bills of Lading

13.     (a)     Any Bills of Lading shall be signed by the Master as presented. However, at Charterers’ option, the Charterers or their agents may sign Bills of Lading on behalf of the Master. All Bills of Lading shall be without prejudice to this Charter, and the Charterers shall indemnify the Owners by Letter of Indemnity consistent with Owner’s P&I Club wording, as acceptable to Charterers, against all consequences or liabilities that may arise from any inconsistency between this Charter and any Bills of Lading or other documents signed by the Charterers or their agents or by the Master at their request or which may arise from any irregularities in papers supplied by Charterers or their agents.

(b)     Notwithstanding anything in this Charter to the contrary, the carriage of cargo under this Charter and under all Bills of Lading issued for the cargo shall be subject to the statutory provisions and other terms set forth or specified in Clauses 36 (“Both to Blame Collision Clause”), 37 (“Jason Clause”), 38 (“Clause Paramount”), and 50 (“General Average”) of this Charter, and such terms shall be incorporated verbatim or be deemed incorporated by the reference in any such Bill of Lading. In such Clauses and in any statutes referred to therein, the word “carrier” shall include the Owners and the operator/management company of the vessel.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

[ Lines 242 – 259 intentionally deleted by the parties ]

[ Lines 260 – 282 intentionally deleted by the parties ]

Conduct of Vessel’s Personnel

14.     If Charterers complain of the conduct of the master or any of the officers or crew, Owners shall immediately investigate the complaint. If the complaint proves to be well founded, Owners shall, without delay, make a change in the appointments and Owners shall in any event communicate the result of their investigations to Charterers as soon as possible.

Bunkers at Delivery and Redelivery

15.     Charterers shall accept and pay for all bunkers on board at the time of delivery, and Owners shall on redelivery (whether it occurs at the end of the charter or on the earlier termination of this Charter) accept and pay for all bunkers remaining on board, at the delivered price actually paid, on a “first-in-first-out” basis. Such prices are to be supported by paid invoices.

The vessel is to be delivered to and redelivered from the Charterers with, at least, a quantity of bunkers on board sufficient to reach the nearest main bunkering port.

Notwithstanding anything contained in this Charter all bunkers on board the vessel shall, throughout the duration of this Charter, remain the property of Charterers and can only be purchased on the terms specified in the charter at the end of the charter period or, if earlier, at the termination of the charter.

Pilots, Tugs

16.     Owners agree fully to INDEMNIFY, DEFEND, AND HOLD HARMLESS Charterers and their affiliates, and each of Charterers’ and their affiliates’ respective officers, directors, shareholders, agents, employees, joint-venturers, contractors (except Owners), sucessors-in-interest, and assigns (collectively the “Charterer Group”) from and against any and all losses, claims, judgments, causes of action, or other legal liabilities of any nature whatsoever, for any and all elements of recovery and relief recognized by law, arising out of or in any way related to the employment of pilots or tugboats,

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade who although employed by Charterers shall be deemed to be the servants of and in the service of Owners and under their instructions (even if such pilots or tugboat personnel are in fact the servants of any member of Charterer Group). THE INDEMNITY, DEFENSE, and HOLD HARMLESS RIGHTS AFFORDED UNDER THIS CLAUSE SHALL PROTECT AND INDEMNIFY CHARTERER GROUP AGAINST THE CONSEQUENCES OF THEIR SOLE, JOINT, OR CONCURRENT NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, OR OTHER BREACH OF LEGAL DUTY.

Super- Numeraries

17.    Charterers may send representatives aboard the vessel. Owners shall make available to Charterers’ representatives upon any voyage made hereunder this Charter accommodations and provisions and all requisites as supplied to officers.

Sub-letting/ Assignment/ Novation

18.    Charterers shall have the right to sub-let the vessel, but shall always remain responsible to Owners for due fulfillment of this Charter. Charterers shall have the right, without Owners’ consent, to assign or novate this Charter to any company or joint-venturer of the Royal Dutch/Shell Group of Companies. Charterers shall have the right to assign or novate this Charter to any third-party with the prior written consent of Owners, which consent shall not be unreasonably withheld. Owners shall not have the right to sub-let the vessel or to assign or novate this Charter, in whole or in part, to any party without the prior written consent of Charterers, in their sole discretion.

Final Voyage

19.    If when a payment of hire is due hereunder Charterers reasonably expect to redeliver the vessel before the next payment of hire would fall due, the hire to be paid shall be assessed on Charterers’ reasonable estimate of the time necessary to complete Charterers’ program up to redelivery, and from which estimate Charterers may deduct amounts due or reasonably expected to become due for;

(a) disbursements on Owners’ behalf or charges for Owners’ account pursuant to any provision hereof, and;

(b) bunkers on board at redelivery pursuant to Clause 15.

Promptly after redelivery any overpayment shall be refunded by Owners or any underpayment made good by Charterers.

If at the time this Charter would otherwise terminate in accordance with Clause 4 the vessel is on a ballast voyage to a port of redelivery or is upon a laden voyage, Charterers shall continue to have the use of the vessel at the same rate and conditions as stand herein for as long as necessary to complete such ballast voyage, or to complete such laden voyage and return to a port of redelivery as provided by this Charter, as the case may be.

Loss of Vessel

20.    Should the vessel be lost, this Charter shall terminate and hire shall cease at noon on the day of her loss; should the vessel be a constructive total loss, this Charter shall terminate and hire shall cease at noon on the day on which the vessel’s underwriters agree that the vessel is a constructive total loss; should the vessel be missing, this Charter shall terminate and hire shall cease at noon on the day on which she was last heard of. Any hire paid in advance and not earned shall be returned to Charterers and Owners shall reimburse Charterers for the value of the estimated quantity of bunkers on board at the time of termination, at the price paid by Charterers at the last bunkering port.

Off-hire	21. (a) On each and every occasion that there is loss of time (whether by way of interruption in the vessel’sservice or, from reduction in the vessel’s performance, or in any other manner);

(i)      due to deficiency of personnel or stores; repairs; gas-freeing for repairs; time in and waiting to enter dry dock for repairs; breakdown (whether partial or total) of machinery, boilers or other parts of the vessel or her equipment (including without limitation tank coatings); overhaul, maintenance or survey; collision, stranding, accident or damage to the vessel; or any other similar cause preventing the efficient working of the vessel; and such loss continues for more than 4.5 consecutive hours (if resulting from interruption in the vessel’s service) or cumulates to more than 4.5 hours (if resulting from partial loss of service), but in no case more than 42 hours per annum; or,

(ii) due to industrial action, refusal to sail, breach of orders or neglect of duty on the part of the master, officers or crew; or;

(iii)    for the purpose of obtaining medical advice or treatment for or landing any sick or injured person (other than a Charterers’ representative carried under Clause 17 hereof) or for the purpose of landing the body of any person (other than a Charterers’ representative), and such loss continues for more than 4.5 consecutive hours; or;

(iv)    due to any delay in quarantine arising from the master, officers or crew having had communication with the shore at any infected area without the written consent or instructions of Charterers or their agents, or to any detention by customs or other authorities caused by smuggling or other infraction of local law on the part of the master, officers, or crew; or;

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

(v)     due to detention of the vessel by authorities at home or abroad attributable to legal action against or breach of regulations by the vessel, the vessel’s owners, or Owners (unless brought about by the act or neglect of Charterers); then; without prejudice to Charterers’ rights under Clause 3 or to any other rights of Charterers hereunder, or otherwise, the vessel shall be off-hire from the commencement of such loss of time until she is again ready and in an efficient state to resume her service from a position not less favorable to Charterers than that at which such loss of time commenced; provided, however, that any service given or distance made good by the vessel whilst off-hire shall be taken into account in assessing the amount to be deducted from hire.

(b)      If the vessel fails to proceed at any guaranteed speed pursuant to Clause 24, and such failure arises wholly or partly from any of the causes set out in Clause 21(a) above, then the period for which the vessel shall be off-hire under this Clause 21 shall be the difference between;

(i) the time the vessel would have required to perform the relevant service at such guaranteed speed, and;

(ii) the time actually taken to perform such service (including any loss of time arising from interruption in the performance of such service).

For the avoidance of doubt, all time included under (ii) above shall be excluded from any computation under Clause 24.

(c)     Further and without prejudice to the foregoing, in the event of the vessel deviating (which expression includes without limitation putting back, or putting into any port other than that to which she is bound under the instructions of Charterers) for any cause or purpose mentioned in Clause 21(a), the vessel shall be off-hire from the commencement of such deviation until the time when she is again ready and in an efficient state to resume her service from a position not less favorable to Charterers than that at which the deviation commenced, provided, however, that any service given or distance made good by the vessel whilst so off-hire shall be taken into account in assessing the amount to be deducted from hire. If the vessel, for any cause or purpose mentioned in Clause 21 (a), puts into any port other than the port to which she is bound on the instructions of Charterers, the port charges, pilotage and other expenses at such port shall be borne by Owners. Should the vessel be driven into any port or anchorage by stress of weather hire shall continue to be due and payable during any time lost thereby.

(d)     Government Regulation Clause

 If any governing body imposes a law or regulation that affects U.S. flag tanker vessels and which would require a substantial capital expenditure or substantially change the Vessel’s operating cost in a manner not reasonably foreseeable by the parties at the time this Charter is consummated, Charterers and Owners will negotiate in good faith to increase the hire to reflect the change in law or regulation. The share of capital costs to be borne by Charterers will not exceed the percentage of time remaining on this Charter versus the remaining life expectancy of this Vessel. For purposes of this Charter, it is agreed the life expectancy of the Vessel is 25 years from the date it is built. Total daily increases in operating costs are to be paid by Charterers for the duration of the charter and any options or renewal periods. Should Charterers determine in their sole discretion that such adjustment is not justified, Charterers may terminate this Charter on written notice without liability to Owners. The effective date of termination of the Charter shall be the date immediately prior to the effective date of the new law or regulation. Should Charterers elect to terminate the Charter under this clause, the Owners shall have the option for fifteen (15) days following the date of Charterers’ notice of termination to provide Charterers with written notice of their election to make the necessary capital expenditures or pay the additional operating expenses required by the changes, in applicable law or regulation and continue the Charter without additional costs or expense to Charterers.

(e) Time during which the vessel is off-hire under this Charter shall count as part of the charter period except where Charterers declare their option to add off-hire periods under Clause 4 (b)).

(f) All references to “time” in this Charter shall be references to local time except where otherwise stated.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

Periodical Drydocking

22.     (a)     Ownershave the right and obligation to drydock the vessel at regular intervals as required by U.S. regulations and vessel classification society rules. On each occasion Owners shall propose to Charterers a date on which they wish to drydock the vessel, not less than ninety (90) before such date, and Charterers shall offer a port for such periodical drydocking and shall take all reasonable steps to make the vessel available as near to such date as practicable.

Owners shall put the vessel in drydock at their expense as soon as practicable after Charterers place the vessel at Owners’ disposal clear of cargo other than tank washings and residues. Owners shall be responsible for and pay for the disposal into reception facilities of such tank washings and residues and shall have the right to retain any monies received therefor, without prejudice to any claim for loss of cargo under any Bill of Lading or this Charter.

(b)    If a periodical drydocking is carried out in the port offered by Charterers (which must have suitable accommodation for the purpose and reception facilities for tank washings and residues), the vessel shall be off-hire from the time she arrives at such port until drydocking is completed and she is in every way ready to resume Charterers’ service and is at the position at which she went off-hire or a position no less favorable to Charterers, whichever she first attains. However;

(i)     provided that Owners exercise due diligence in gas-freeing, any time lost in gas- freeing to the standard required for entry into drydock for cleaning and painting the hull shall not count as off-hire, whether lost on passage to the drydocking port or after arrival there (notwithstanding Clause 21), and;

(ii)    any additional time lost in further gas-freeing to meet the standard required for hot work or entry to cargo tanks shall count as off-hire, whether lost on passage to the drydocking port or after arrival there.

         Any time which, but for sub-Clause (i) above, would be off-hire, shall not be included in any calculation under Clause 24.

         The expenses of gas-freeing, including without limitation the cost of bunkers, shall be for Owners account.

(c)     If Owners require the vessel, instead of proceeding to the offered port, to carry out periodical drydocking at a special port selected by them, the vessel shall be off-hire from the time when she is released to proceed to the special port until she next presents for loading in accordance with Charterers’ instructions, provided, however, that Charterers shall credit Owners with the time which would have been taken on passage at the service speed had the vessel not proceeded to drydock. All fuel consumed shall be paid for by Owners but Charterers shall credit Owners with the value of the fuel which would have been used on such notional passage calculated at the guaranteed daily consumption for the service speed, and shall further credit Owners with any benefit they may gain in purchasing bunkers at the special port.

(d)     Charterers shall, insofar as cleaning for periodical drydocking may have reduced the amount of tank-cleaning necessary to meet Charterers’ requirements, credit Owners with the value of any bunkers which Charterers calculate to have been saved thereby, whether the vessel drydocks at at an offered or a special port saved thereby.

Ship Inspection

23.    Charterers shall have the right at any time, with reasonable notice, during the charter period to make such inspection of the vessel as they may consider necessary. This right may be exercised as often and at such intervals as Charterers in their absolute discretion may determine and whether the vessel is in port or on passage. Owners affording all necessary co-operation and accommodation on board provided, however:

(a)    that neither the exercise nor the non-exercise, nor anything done or not done in the exercise or non-exercise, by Charterers of such right shall in any way reduce the master’s or Owners’ authority over, or responsibility to Charterers or third parties for, the vessel and every aspect of her operation, nor increase Charterers’ responsibilities to Owners or third parties for the same; and;

(b) that Charterers shall not be liable for any act, neglect or default by themselves, their servants or agents in the exercise or non-exercise of the aforesaid right.

Detailed Description and Performance

24.    (a)    Ownersguarantee that the speed and consumption of the vessel shall be as follows:-

Vessel shall make an average speed of *** in weather up to and including *** while consuming *** for auxiliary generators. All fuel consumption warranties shall have a tolerance of *** before penalty is assessed

***Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

The foregoing bunker consumptions are for all purposes except cargo heating, COW, and tank cleaning and shall be pro-rated between the speeds shown. Any at sea passages, seabuoy-to-seabouy, of less than 12 hours duration shall not count against performance assessments.

The service speed of the vessel is average *** laden and average *** in ballast and in the absence of Charterers’ orders to the contrary the vessel shall proceed at the service speed. However if more than one laden and one ballast speed are shown in the table above Charterers shall have the right to order the vessel to steam at any speed within the range set out in the table (the “ordered speed”).

If the vessel is ordered to proceed at any speed other than the highest speed shown in the table, and the average speed actually attained by the vessel during the currency of such order exceeds such ordered speed plus *** (the “maximum recognized speed”), then for the purpose of calculating a decrease of hire under this Clause 24 the maximum recognized speed shall be used in place of the average speed actually attained.

For the purposes of this Charter the “guaranteed speed” at any time shall be the then-current ordered speed or the service speed, as the case may be.

The average speeds and bunker consumptions shall for the purposes of this Clause 24 be calculated by reference to the observed distance from pilot station to pilot station on all sea passages during each period stipulated in Clause 24 (c), but excluding any time during which the vessel is (or but for Clause 22 (b) (i) would be) off-hire and also excluding “Adverse Weather Periods”, being;

(i) any periods during which reduction of speed is necessary for safety in congested waters or in poor visibility;

(ii) any days, noon to noon, when winds exceed *** for more than 12 hours.

(b) If during any year from the date on which the vessel enters service (anniversary to anniversary) the vessel falls below the performance guaranteed in Clause 24 (a) then if such shortfall results;

(i)      from a reduction in the average speed of the vessel, compared to the speed guaranteed in Clause 24 (a), then an amount equal to the value at the hire rate of the time so lost, as the case may be, shall be included in the performance calculation;

(ii)     from an increase in the total bunkers consumed, compared to the total bunkers which would have been consumed had the vessel performed as guaranteed in Clause 24 (a), an amount equivalent to the value of the additional bunkers consumed based on the price actually paid by Charterers on a first-in-first-out basis for the vessel’s bunkers in such period, shall be included in the performance calculation.

The results of the performance calculation for laden and ballast mileage respectively shall be adjusted to take into account the mileage steamed in each such condition during Adverse Weather Periods, by dividing such addition or deduction by the number of miles over which the performance has been calculated and multiplying by the same number of miles plus the miles steamed during the Adverse Weather Periods, in order to establish the total performance calculation for such period.

Reduction of hire under the foregoing sub-Clause (b) shall be without prejudice to any other remedy available to Charterers.

(c)    Calculations under this Clause 24 shall be made for the yearly periods terminating on each successive anniversary of the date on which the vessel enters service, and for the period between the last such anniversary and the date of termination of this Charter if less than a year. Claims in respect of reduction of hire arising under this Clause during the final year or part year of the charter period shall in the first instance be settled in accordance with Charterers’

***Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade estimate made two months before the end of the charter period. Any necessary adjustment after this Charter terminates shall be made by payment by Owners to Charterers or by Charterers to Owners as the case may require.

(d)     Owners and Charterers agree that this Clause 24 is assessed on the basis that Owners are not entitled to additional hire for performance in excess of the speeds and consumptions given in this Clause 24. Nevertheless, Owners are to be credited for any overperformance as an offset against any underperformance.

Salvage

25.    Subject to the provisions of Clause 21 hereof, all loss of time and all expenses (excluding any damage to or loss of the vessel or tortious liabilities to third parties) incurred in saving or attempting to save life or in successful or unsuccessful attempts at salvage shall be borne equally by Owners and Charterers provided that Charterers shall not be liable to contribute towards any salvage payable by Owners arising in any way out of services rendered under this Clause 25.

         All salvage and all proceeds from derelicts shall be divided equally between Owners and Charterers after deducting the master’s, officers’ and crew’s share.

Lien

26.    Owners shall have a lien upon all cargoes and all freights, sub-freights and demurrage for any amounts due under this Charter; and Charterers shall have a lien on the vessel for all monies paid in advance and not earned, and for all claims for damages arising from any breach by Owners of this charter. Charterers lien shall always be subordinate to the lien of any mortgage on the vessel provided that the lenders holding such mortgage(s) execute an agreement, in form and substance satisfactory to Charterers, recognizing Charterers’ quiet enjoyment rights in the vessel.

Exceptions

27.    (a)     Thevessel, her master and Owners shall not, unless otherwise in this Charter expressly provided, be liable for any loss or damage or delay or failure arising or resulting from any act, neglect or default of the master, pilots, mariners or other servants of Owners in the navigation or management of the vessel; fire, unless caused by the actual fault or privity of Owners; collision or stranding; dangers and accidents of the sea; explosion, bursting of boilers, breakage of shafts or any latent defect in hull, equipment or machinery; provided, however, that Clauses 1, 2, 3 and 24 hereof shall be unaffected by the foregoing. Further, neither the vessel, her master or Owners, nor Charterers shall, unless otherwise in this Charter expressly provided, be liable for any loss or damage or delay or failure in performance hereunder arising or resulting from act of God, act of war, seizure under legal process, quarantine restrictions, strikes, lock-outs, riots, restraints of labor, civil commotions or arrest or restraint of princes, rulers or people.

(b) The vessel shall have liberty to sail with or without pilots, to tow or go to the assistance of vessels in distress and to deviate for the purpose of saving life or property.

(c) Clause 27(a) shall not apply to, or affect any liability of Owners or the vessel or any other relevant person in respect of;

(i)      loss or damage caused to any berth, jetty, dock, dolphin, buoy, mooring line, pipe or crane or other works or equipment whatsoever at or near any place to which the vessel may proceed under this Charter, whether or not such works or equipment belong to Charterers, or;

(ii) any claim (whether brought by Charterers or any other person) arising out of any loss of or damage to or in connection with cargo. [ Lines 548 – 552 intentionally deleted by the parties]

(d)     In particular and without limitation, the foregoing subsections (a) and (b) of this Clause shall not apply to or in any way affect any provision in this Charter relating to off-hire or to reduction of hire.

[ Clause 28 / Lines 556 – 559 intentionally deleted by the parties ]

Grade of Bunkers	29. Charterers shall supply fuel oil of a quality complying with ISO Standard 8217 for Marine Residual Fuels and Marine Distillate Fuels, as applicable, with a maximum viscosity of ***
***Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

***

***for the auxiliaries. If Owners

require the vessel to be supplied with more expensive bunkers they shall be liable for the extra cost thereof.

[ Lines 565 – 567 intentionally deleted by the parties ]

[ Clause 30 / Lines 568 – 570 intentionally deleted by the parties ]

Laying-up

31.     Charterers shall have the option, after consultation with Owners, of requiring Owners to lay up the vessel at a port, berth, or place nominated by Charterers, in which case the hire provided for under this Charter shall be adjusted to reflect any net increases in expenditure reasonably incurred or any net saving which should reasonably be made by Owners as a result of such lay up. Charterers may exercise the said option any number of times during the charter period.

Requisition

32.     Should the vessel be requisitioned by any government, de facto or de jure, during the period of this charter, the vessel shall be off-hire during the period of such requisition, and any hire paid by such governments in respect of such requisition period shall be for Owners’ account. Any such requisition period shall count as part of the charter period.

Outbreak of War

33.     If war or hostilities break out between any two or more of the following countries: U.S.A., the countries or republics having been part of the former U.S.S.R (except that declaration of war or hostilities solely between any two or more of the countries or republics having been part of the former USSR shall be exempted), P.R.C., U.K., Netherlands, then both Owners and Charterers shall have the right to cancel this Charter.

Additional War Expenses

34.     If the vessel is ordered to trade in areas where there is war (de facto or de jure) or threat of war, Charterers shall reimburse Owners for any additional insurance premia, crew bonuses and other expenses which are reasonably incurred by Owners as a consequence of such orders, provided that Charterers are given notice of such expenses as soon as practicable and in any event before such expenses are incurred, and provided further that Owners obtain from their insurers a waiver of any subrogated rights against Charterers in respect of any claims by Owners under their war risk insurance arising out of compliance with such orders.

         Any payments by Charterers under this clause will only be made against proven documentation. Any discount or rebate refunded to Owners, for whatever reason, in respect of additional war risk premium shall be passed on to Charterers.

War Risks

35.    (a)     Themaster shall not be required or bound to sign Bills of Lading for any place which in his or Owners’ reasonable opinion is dangerous or impossible for the vessel to enter or reach owing to any blockade, war, hostilities, warlike operations, civil war, civil commotions or revolutions.

(b)     If in the reasonable opinion of the master or Owners it becomes, for any of the reasons set out in Clause 35(a) or by the operation of international law, dangerous, impossible or prohibited for the vessel to reach or enter, or to load or discharge cargo at, any place to which the vessel has been ordered pursuant to this Charter (a “place of peril”), then Charterers or their agents shall be immediately notified in writing or by radio messages, and Charterers shall thereupon have the right to order the cargo, or such part of it as may be affected, to be loaded or discharged, as the case may be, at any other place within the trading limits of this Charter (provided such other place is not itself a place of peril). If any place of discharge is or becomes a place of peril, and no orders have been received from Charterers or their agents within 48 hours after dispatch of such messages, then Owners shall be at liberty to discharge the cargo or such part of it as may be affected at any place which they or the master may in their or his discretion select within the trading limits of this Charter and such discharge shall be deemed to be due fulfillment of Owners’ obligations under this Charter so far as cargo so discharged is concerned.

(c)     The vessel shall have liberty to comply with any directions or recommendations as to departure, arrival, routes, ports of call, stoppages, destinations, zones, waters, delivery or in any other wise whatsoever given by the government of the state under whose flag the vessel sails or any other government or local authority or by any person or body acting or purporting

***Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade to act as or with the authority of any such government or local authority including any de facto government or local authority or by any person or body acting or purporting to act as or with the authority of any such government or local authority or by any committee or person having under the terms of the war risks insurance on the vessel the right to give any such directions or recommendations. If by reason of or in compliance with any such directions or recommendations anything is done or is not done, such shall not be deemed a deviation. If by reason of or in compliance with any such direction or recommendation the vessel does not proceed to any place of discharge to which she has been ordered pursuant to this Charter, the vessel may proceed to any place which the master or Owners in his or their discretion select and there discharge the cargo or such part of it as may be affected. Such discharge shall be deemed to be due fulfillment of Owners’ obligations under this Charter so far as cargo so discharged is concerned.

[ Lines 629 – 630 intentionally deleted by the parties ]

Both to Blame Collision Clause

36.    “If the vessel comes into collision with another ship as a result of the negligence of the other ship and any act, neglect or default of the master, mariner, pilot or the servants of the carrier in the navigation or in the management of the vessel, the owners of the cargo carried hereunder will indemnify the carrier against all loss, or liability to the other or non-carrying ship or her owners in so far as such loss or liability represents loss of, or damage to, or any claim whatsoever of the owners of the said cargo, paid or payable by the other or recovered by the other or non-carrying ship or her owners as part of their claim against the carrying ship or carrier.”

“The foregoing provisions shall also apply where the owners, operators or those in charge of any ship or ships or objects other than, or in addition to, the colliding ships or objects are at fault in respect of a collision or contact.”

[ Lines 645 – 647 intentionally deleted by the parties ]

Jason Clause	37. [ Lines 648 – 651 intentionally deleted by the parties ]

In the event of accident, danger, damage or disaster before or after the commencement of the voyage, resulting from any cause whatsoever, whether due to negligence or not, for which, or for the consequence of which, the carrier is not responsible by statute, contract or otherwise, the cargo, shippers, consignees or owners of the cargo shall contribute with the carrier in general average to the payment of any sacrifices, losses or expenses of a general average nature that may be made or incurred and shall pay salvage and special charges incurred in respect of the cargo.

If a salving ship is owned or operated by the carrier, salvage shall be paid for as fully as if the said salving ship or ships belonged to strangers. Such deposit as the carrier or his agents may deem sufficient to cover the estimated contribution of the cargo and any salvage and special charges thereon shall, if required, be made by the cargo, shippers, consignees or owners of the cargo to the carrier before delivery.

[ Lines 663 – 665 intentionally deleted by the parties ]

Clause Paramount

38.    Any and all Bills of Lading issued pursuant to this Charter shall have effect subject to the provisions of the Carriage of Goods by Sea Act of the United States (46 U.S.C. 1301, et seq.), approved April 13, 1936, and as same may be amended from time to time, except that if the Bill of Lading is issued at a place where any other act, ordinance or legislation gives statutory effect to the International Convention for the Unification of Certain Rules relating to the Bills of Lading at Brussels, August 1924, then the Bill of Lading shall have effect subject to the provisions of such act, ordinance, or legislation (“Act”). The applicable Act shall be deemed to be incorporated herein and nothing herein contained shall be deemed a surrender by the Owners of any of their rights or immunities or an increase of any of their responsibilities or liabilities under the Act.

If any term of the Bill of Lading be repugnant to the Act to any extent, such term shall be void to that extent but no further.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

[ Lines 676 – 690 intentionally deleted by the parties ]

Insurance/ ITOPF

39.    Owners warrant that the vessel is now, and will, throughout the duration of the charter:

(a)     be owned or demise chartered by a member of the International Tanker Owners Pollution Federation Limited;

(b)     be properly entered in Steamship Mutual P & I Club, being a member of the International Group of P and I Clubs;

(c)     have in place insurance cover for oil pollution for the maximum on offer through the International Group of P&I Clubs but always a minimum of United States Dollars 1,000,000,000 (one thousand million);

(d)     have in full force and effect Hull and Machinery insurance placed through reputable brokers on Institute Time Clauses or equivalent for the value of United States Dollars $145 million as from time to time may be amended with Charterers’ approval, which shall not be unreasonably withheld.

Owners will provide, within a reasonable time following a request from Charterers to do so, documented evidence of compliance with the warranties given in this Clause 39.

Export Restrictions

40.    The master shall not be required or bound to sign Bills of Lading for the carriage of cargo to any place to which export of such cargo is prohibited under the laws, rules or regulations of the country in which the cargo was produced and/or shipped.

Charterers shall procure ensure that all Bills of Lading issued under this Charter shall contain the following clause:

“If any laws rules or regulations applied by the government of the country in which the cargo was produced and/or shipped, or any relevant agency thereof, impose a prohibition on export of the cargo to the place of discharge designated in or ordered under this Bill of Lading, carriers shall be entitled to require cargo owners forthwith to nominate an alternative discharge place for the discharge of the cargo, or such part of it as may be affected, which alternative place shall not be subject to the prohibition, and carriers shall be entitled to accept orders from cargo owners to proceed to and discharge at such alternative place. If cargo owners fail to nominate an alternative place within 72 hours after they or their agents have received from carriers notice of such prohibition, carriers shall be at liberty to discharge the cargo or such part of it as may be affected by the prohibition at any safe place on which they or the master may in their or his absolute discretion decide and which is not subject to the prohibition, and such discharge shall constitute due performance of the contract contained in this Bill of Lading so far as the cargo so discharged is concerned”.

The foregoing provision shall apply mutatis mutandis to this Charter, the references to a Bill of Lading being deemed to be references to this Charter.

Business Principles

41.    Owners will co-operate with Charterers to ensure that the “Business Principles”, as amended from time to time, of the Royal Dutch/Shell Group of Companies, which are posted on the Shell Worldwide Web (www.Shell.com), are complied with.

Drugs and Alcohol

42.    (a) Owners warrant that they have in force an active policy covering the vessel which meets or exceeds the standards set out in the “Guidelines for the Control of Drugs and Alcohol On Board Ship” as published by the Oil Companies International Marine Forum (OCIMF) dated January 1990 (or any subsequent modification, version, or variation of these guidelines) and that this policy will remain in force throughout the charter period, and Owners will exercise due diligence to ensure the policy is complied with.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr 06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

(b) Owners warrant that the current policy concerning drugs and alcohol on board is acceptable to ExxonMobil and will remain so throughout the charter period.

Oil Major Acceptability

43.     If, at any time during this Charter, the vessel becomes unacceptable to any Oil Major, the Owners shall correct the identified deficiency within thirty (30) days, during which time the vessel shall be off-hire for the purposes of this Charter, provided only that such deficiency impairs the Vessel’s ability to trade for Charterers pursuant to their instructions and sailing directions. If, after such thirty (30) day correction period, the vessel is still unacceptable, then Charterers shall have the right to terminate this Charter, provided the Oil Major in question has been available to reassess and/or reinspect the Vessel following Owners’ corrective actions.

Pollution and Emergency Response

44.     Owners are to advise Charterers of organizational details and names of Owners’ personnel together with their relevant telephone/facsimile/e-mail/telex numbers, including the names and contact details of Qualified Individuals and clean up contractors for OPA 90 response, who may be contacted on a 24 hour basis in the event of oil spills or emergencies.

Owners warrant that they have an Oil Spill Response Plan in place in satisfaction of the requirements of OPA 90, and as same may be amended from time to time, and a copy of such Plan has been submitted to and approved by the U.S. Coast Guard. Owners’ compliance with the requirements of this Clause does not, in any way, relieve Owners of any state law requirements or obligations in respect to pollution and emergency response.

ISPS Code/US MTSA 2002

45.     (a)    (i)      From the date of coming into force of the International Code for the Security of Ships and of Port Facilities and the relevant amendments to Chapter XI of SOLAS (ISPS Code) and the US Maritime Transportation Security Act 2002 (MTSA) in relation to the vessel and thereafter during the currency of this Charter, Owners shall procure that both the Vessel and “the Company” (as defined by the ISPS Code) and the “owner”(as defined by the MTSA) shall comply with the requirements of the ISPS Code relating to the Vessel and “the Company” and the requirements of MTSA relating to the vessel and the “owner”. Upon request Owners shall provide documentary evidence of compliance with this Clause 45(a) (i).

(ii)     Except as otherwise provided in this Charter, loss, damage, expense or delay, caused by failure on the part of Owners or “the Company”/ “owner” to comply with the requirements of the ISPS Code/MTSA or this Clause shall be for Owners’ account.

(b)     (i)      Charterersshall provide Owners/Master with their full style contact details and shall ensure that the contact details of all sub-charterers are likewise provided to Owners/Master. Furthermore, Charterers shall ensure that all sub-charter parties they enter into during the period of this Charter contain the following provision: “The Charterers shall provide the Owners with their full style contact details and, where sub-letting is permitted under the terms of the charter party, shall ensure that the contact details of all sub-charterers are likewise provided to the Owners”.

(ii) Exceptas otherwise provided in this Charter, loss, damage, expense or delay, caused by failure on the part of Charterers to comply with this sub-Clause 45(b) shall be for Charterers’ account.

(c)     Notwithstanding anything else contained in this Charter costs or expenses related to security regulations or measures required by the port facility or any relevant authority in accordance with the ISPS Code/MTSA including, but not limited to, security guards, launch services, tug escorts, port security fees or taxes and inspections, shall be for Charterers’ account, unless such costs or expenses result solely from Owners’ negligence in which case such costs or expenses shall be for Owners’ account. All measures required by Owners to comply with the security plan required by the ISPS Code/MTSA shall be for Owners’ account.

(d) Notwithstanding any other provision of this Charter, the vessel shall not be off-hire where there is a loss of time caused by Charterers’ failure to comply with the ISPS Code/MTSA(when in force ).

(e) If either party makes any payment which is for the other party’s account according to this Clause, the other party shall indemnify the paying party.

Law and Litigation

46.     (a)     Thischarter shall be construed and enforced in accordance with and governed by the General Maritime Law of the United States to the extent applicable, and to the extent state law may be applicable, by the internal laws of the State of Texas.

(b)     Each of the parties hereto hereby submits to the exclusive jurisdiction of the United States Court for the Southern District of Texas (Houston Division), or in the event that there is no applicable federal jurisdiction, to the exclusive jurisdiction of any state court of competent jurisdiction located in Houston, Harris County, Texas, for the purposes of all legal proceedings arising out of or relating to this Charter. Each of the parties hereto hereby irrevocably waives, to the fullest extent

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

(c)     In the event of a dispute, including but not limited to a commercial dispute, between the parties or a dispute connected with a personal injury or property damage claim, arising out of or relating to this Charter or the breach thereof, the parties shall submit the dispute to non-binding mediation in Houston, Texas, and shall make a good faith effort to resolve the dispute through the mediation process. In the event that the parties are unable to resolve their dispute through mediation pursuant to this Clause 46, such dispute shall be settled exclusively and finally by the federal or state court of competent jurisdiction located in Houston, Harris County, Texas, as set above.

(d) EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS CHARTER.

(e)     In any mediation or other legal proceeding arising out of relating to this Charter, the parties agree that damages will be limited to compensatory damages (only), and that all exemplary and/or punitive damages are expressly waived.

[ Lines 796 – 800 intentionally deleted by the parties ]

Confidentiality

47.    The negotiations, fixtures, and all terms and conditions of this Charter shall be kept private and confidential, and shall not be disclosed by any party to third parties (other than (i) to comply with any governmental or judicial authority and its rules and regulations as reasonably determined by the disclosing party or (ii) employees, auditors, lawyers and affiliates who have a need to know such information in connection with performance of this Charter and agree to keep such information private and confidential) without the prior written consent of the other party.

Construction	48. The side headings have been included in this Charter for convenience of reference and shall in no way affect the construction hereof.

Appendix A:	OCIMF Harmonized Vessel Particulars Questionnaire for the vessel, as attached, shall be incorporated herein.

Appendix B:	Shell Safety and Environmental Monthly Reporting Template, as attached, shall be incorporated herein.

Additional Clauses:	Clauses 49 – 64, as attached, shall be incorporated fully herein.

IN WITNESS WHEREOF the parties hereto have caused this Charter to be duly executed by their respective authorized representatives on the day and year first above written.

SIGNED FOR OWNERS PI 2 Pelican State LLC, guaranteed by American Petroleum Tankers Parent LLC	SIGNED FOR CHARTERERS, SHELL TRADING (U.S.) COMPANY

/s/ Robert K. Kurz	/s/ Tim Gaughan
FULL NAME Robert K. Kurz	Full Name
POSITION CEO	Position General Manager Shipping North America Shell
Trading (US) Co.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

And as further amended July 2010 for U.S. coastwise “Jones Act” trade

Appendix A

OCIMF Harmonized Vessel Particulars Questionnaire

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

OCIMF

Oil Companies International Marine Forum

SIRE Programme

Vessel Particulars Questionnaire

Pelican State

IMO/LR Number 9408102

13 Mar 2012

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 1 CHAPTER 1

1	GENERAL INFORMATION

1.1	Date this HVPQ document completed	13 March 2012

1.2	Name of ship	Pelican State

1.3	LR/IMO Number	9408102

1.4	Last previous name	Not applicable

1.4.1	Date of name change	Not applicable

1.5	Second last previous name	Not applicable

1.5.1	Date of name change	Not applicable

1.6	Third last previous name	Not applicable

1.6.1	Date of name change	Not applicable

1.7	Fourth last previous name	Not applicable

1.7.1	Date of name change	Not applicable

1.8	Flag	United States of America

1.9	Port of Registry	Wilmington, DE.

1.10	If the flag has been changed, what was previous flag?	Not applicable

1.11	Call sign	WDE4433

1.12	INMARSAT number	436 901 319

1.13	Ship’s fax number	764 871 339

1.14	Ship’s telex number	436 901 319

1.15	Mobile Phone Number	904-304-6053

1.16	Ship’s Email address	master.wde4433@globeemail.com

1.17	Type of ship	Oil Tanker

1.18	Vessel’s MMSI No. (Maritime Mobile Selective Call Identity Code)	367353110

1.19	Type of Hull	Double hull

2	OWNERSHIP AND OPERATION

1.20	Name of the Registered Owner	PI 2 Pelican State LLC

1.20.1	Full address	345 Park Ave, 31st Floor, NY, NY 10154

Chapter 1
1/82

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

1.20.2	Office telephone number	904-727-2494

1.20.3	Office telex number	Not applicable

1.20.4	Office fax number	904-727-4256

1.20.5	Office Email address	cpsvetting@crowley.com

1.20.6	Contact person	Capt. Boren Chambers

1.20.7	Contact person after hours telephone number	904-861-4120

1.21	Number of years this ship has been owned by Registered Owner	Years

1.22	Name of Technical Operator (if different from Registered Owner)	Crowley Petroleum Services

1.22.1	Full Address	9487 Regency Square Blvd, Jacksonville, FL 32225

1.22.2	Office telephone number	904-727-2494

1.22.3	Office telex number	Not applicable

1.22.4	Office fax number	904-727-4256

1.22.5	Office Email address	cpsvetting@crowley.com

1.22.6	Contact person (Designated Person Ashore)	Dominic LaSenna

1.22.7	Contact person after hours telephone number	(904)727-2422

1.22.8	Emergency callout number	Not applicable

1.22.9	Emergency callout pager number	Not applicable

1.22.10	Contact details for person responsible for oil spill response	904-727-2494

1.23	Number of years this vessel has been controlled by technical operator	1 Years

1.24	Total number of ships operated by this Technical Operator	15

1.25	Name of Commercial Operator (if different from Registered Owner)	Crowley Petroleum Services

1.25.1	Full Address	9487 Regency Square Blvd, Jacksonville, FL 32225

1.25.2	Office telephone number	904-727-2494

1.25.3	Office telex number	Not applicable

1.25.4	Office fax number	904-727-4256

1.25.5	Office Email address	cpsvetting@crowley.com

1.25.6	Contact person	Capt. Boren Chambers

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

1.25.7	Contact person after hours telephone number	904-861-4120

3	BUILDER

1.26	Builder	General Dynamics -NASSCO, San Diego, CA

1.27	Date of building contract	14 March 2006

1.28	Hull number	6502

1.29	Date keel laid	2 June 2008

1.30	Date launched	14 March 2009

1.31	Date delivered	15 June 2009

1.32	If applicable, date of completion of major hull changes	Not applicable

1.33	List what changes were made.	Not applicable

4	CLASSIFICATION

1.34	Classification society	ABS

1.35	Class Notation	Al, Chemical Carrier, Oil Carrier, AMS, ACCU, VEC, FL 25, SH, SHCM

1.36	If Classification society changed, name of previous society	Not applicable

1.37	If Classification society changed, date of change	Not applicable

1.38	Date of last dry-dock	14 March 2009

1.39	Date of second last dry-dock	Not applicable

1.40	Date next dry-dock due	13 March 2014

1.41	Date of last special survey	Not applicable

1.42	Was last special survey an enhanced special survey?	Not applicable

1.43	Date next special survey due	13 March 2014

1.44	If ship has Condition Assessment Programme (CAP) rating, what is the latest rating?	1

1.45	Date of last annual survey	Not applicable

1.46	Date of last boiler survey - Port boiler	Not applicable

1.47	Date of last boiler survey - Starboard boiler	Not applicable

1.48	Is the ship subject to Continuous Machinery Survey?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

5	DIMENSIONS

1.49	Length overall (LOA)	183 Meters

1.50	Length between perpendiculars (LBP)	174 Meters

1.51	Extreme breadth	32.2 Meters

1.52	Moulded breadth	32.2 Meters

1.53	Moulded depth	19 Meters

1.54	Keel to masthead	49.22 Meters

1.55	Distance bow to bridge	146.2 Meters

1.56	Distance bridge front - mid point manifold	58.8 Meters

1.57	PARALLEL MID-BODY DIAGRAM	Not applicable

1.57.1	Distance bow to mid-point manifold	88.3 Meters

1.57.2	Distance stern to mid-point manifold	94.7 Meters

1.57.3	Parallel body (light ship)	72.3 Meters

1.57.4	Parallel body, forward to mid-point manifold (light ship)	37.66 Meters

1.57.5	Parallel body, aft to mid-point manifold (light ship)	34.64 Meters

1.57.6	Parallel body (normal ballast)	72.3 Meters

1.57.7	Parallel body, forward to mid-point manifold (normal ballast)	37.66 Meters

1.57.8	Parallel body, aft to mid-point manifold (normal ballast)	34.64 Meters

1.57.9	Parallel body at loaded summer deadweight (SDWT)	72.3 Meters

1.57.10	Parallel body, forward to mid-point manifold at loaded SDWT	37.66 Meters

1.57.11	Parallel body, aft to mid-point manifold at loaded SDWT	34.64 Meters

1.58	Does ship have a bulbous bow?	Yes

6	TONNAGES

1.59	Net Registered Tonnage	12859 Tonnes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

1.60	Gross Tonnage	29527 Tonnes

1.61	Suez Tonnage	25458 Tonnes

161.1	Suez Canal Gross Tonnage (SCGT)	30537 Tonnes

1.61.2	Suez Canal Net Tonnage (SCNT)	25459 Tonnes

1.62	Panama Tonnage	24513 Tonnes

7	LOADLINE INFORMATION

1.63.1	Summer Freeboard	6.213 Meters

1.63.2	Summer Draft	12.8 Meters

1.63.3	Summer Deadweight	48599 Tonnes

1.63.4	Summer Displacement	58746 Tonnes

1.64.1	Winter Freeboard	648 Meters

1.64.2	Winter Draft	12.45 Meters

1.64.3	Winter Deadweight	47255 Tonnes

1.64.4	Winter Displacement	57369 Tonnes

1.65.1	Tropical Freeboard	5.946 Meters

1.65.2	Tropical Draft	13.1 Meters

1.65.3	Tropical Deadweight	50013 Tonnes

1.65.4	Tropical Displacement	60127 Tonnes

1.66.1	Lightship Freeboard	16.4 Meters

1.66.2	Lightship Draft	2.6 Meters

1.66.3	Lightship Deadweight	0 Tonnes

1.66.4	Lightship Displacement	10113.5 Tonnes

1.67.1	Normal Ballast Condition Freeboard	10.3 Meters

167.2	Normal Ballast Condition Draft	8.7 Meters

1.67.3	Normal Ballast Condition Deadweight	22809 Tonnes

1.67.4	Normal Ballast Condition Displacement	32897 Tonnes

1.68.1	Segregated Ballast Condition Freeboard	10.3 Meters

168.2	Segregated Ballast Condition Draft	8.7 Meters

1.68.3	Segregated Ballast Condition Deadweight	22809 Tonnes

1.68.4	Segregated Ballast Condition Displacement	32897 Tonnes

1.69	FWA at Summer Draft (Freeboard)	284 Millimeters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

170	TPC Immersion at Summer Draft (Freeboard)	56700 Tonnes

1.71.1	Draught Fore at normal ballast conditions (Freeboard)	7.6 Meters

1.71.2	Draught Aft at normal ballast conditions (Draft)	8.7 Meters

1.72	Does ship have Multiple SDWT ?	Not applicable

1.73	If yes, what is maximum assigned Deadweight?	Not applicable

1.74	What is the max. height of mast above waterline (air draft) in normal SBT condition?	40.5 Meters

8	RECENT OPERATIONAL HISTORY

1.75	Has the ship traded continuously without requirement for unscheduled repairs since the last dry-dock, except for normal maintenance?	Yes

1.76	If unscheduled repairs have been carried out, what was the nature of the repairs?	Not applicable

1.77	Has ship been involved in a pollution incident during the past 12 months?	Not applicable

1.78	Has ship been involved in a grounding incident during the past 12 months?	Not applicable

1.79	Has ship been involved in a collision during the past 12 months?	Not applicable

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 2 CHAPTER 2

1	CERTIFICATES

2.1	Register Number	1218103

2.2.1	Safety Equipment Certificate (Issued)	15 June 2009

2.2.2	Safety Equipment Certificate (Expires)	14 June 2014

2.2.3	Safety Equipment Certificate (Last Annual)	21 June 2011

2.3.1	Safety Radio Certificate (Issued)	14 January 2012

2.3.2	Safety Radio Certificate (Expires)	14 January 2013

2.3.3	Safety Radio Certificate (Last Annual)	14 January 2012

2.4.1	Safety Construction Certificate (Issued)	15 June 2009

2.4.2	Safety Construction Certificate (Expires)	14 June 2014

2.4.3	Safety Construction Certificate (Last Annual)	14 January 2012

2.5.1	Loadline Certificate (Issued)	15 June 2009

2.5.2	Loadline Certificate (Expires)	14 June 2014

25.3	Loadline Certificate (Last Annual)	14 January 2012

2.6.1	International Oil Pollution Prevention Certificate (IOPPC) (Issued)	15 June 2009

2.6.2	International Oil Pollution Prevention Certificate (IOPPC) (Expires)	14 June 2014

2.6.3	International Oil Pollution Prevention Certificate (IOPPC) (Last Annual)	14 January 2012

2.7	Type of Oil Tanker as specified by IOPPC Crude/Product (If not an oil tanker, specify)	Oil Tanker

2.8.1	Safety Management Certificate (Issued) (SMC)	18 February 2010

2.8.2	Safety Management Certificate (Expires) (SMC)	17 February 2015

2.8.3	Safety Management Certificate (Last Intermediate) (SMC)	Not applicable

2.9.1	Document of Compliance (Issued) (DOC)	11 October 2011

2.9.2	Document of Compliance (Expires) (DOC)	11 October 2016

2.9.3	Document of Compliance (Endorsed) (DOC)	11 October 2011

2.10.1	USCG Letter of Compliance (if applicable) (Issued)	15 June 2009

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

2.10.2	USCG Letter of Compliance (if applicable) (Expires)	15 June 2014

2.10.3	USCG Letter of Compliance (if applicable) (Last Annual)	15 June 2009

2.11.1	Date of last USCG Tank Vessel Examination Letter (TVEL) (Issued)	Not applicable

2.11.2	Date of last USCG Tank Vessel Examination Letter (TVEL) (Expires)	Not applicable

2.12	Minimum Safe Manning Certificate	8 August 2011

2.13	Civil Liability Convention Certificate (1969)	20 February 2012

2.14	Civil Liability Convention Certificate (1992)	20 February 2012

2.15	U.S. Certificate of Financial Responsibility	16 September 2009

2.16	Certificate of Fitness (Chemicals)	15 June 2009

2.17	Certificate of Fitness (Gas)	Not applicable

2.18	Noxious Liquids Certificate	Not applicable

2.19	Unattended Machinery Space Certificate (Issued)	8 September 2010

2.20	International Tonnage Certificate (Issued)	15 June 2009

2	DOCUMENTS

2.21	IMO Safety of Life at Sea Convention (SOLAS 74)	Yes

2.22	IMO International Code of Signals (SOLAS V-Reg 21)	Yes

2.23	IMO International Convention for the Prevention of Pollution from Ships (MARPOL 73/78)	Yes

2.24	IMO Ships Routeing	Yes

2.25	IMO International Regulations For Preventing Collisions at Sea (COLREGS)	Yes

2.26	IMO Standards of Training, Certification and Watchkeeping (STCW Convention)	Yes

2.27	ICS Guide to Helicopter/Ship Operations	Yes

2.28	OCIMF/ICS/IAPH International Safety Guide for Oil Tankers and Terminals (ISGOTT)	Yes

2.29	OCIMF/ICS Clean Seas Guide for Oil Tankers	Yes

2.30	OCIMF/ICS Prevention of Oil Spillages Through Cargo Pumproom Sea Valves	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

2.31	OCIMF/ICS Ship to Ship Transfer Guide (Petroleum)	Yes

2.32	OCIMF Recommendations for Oil Tanker Manifolds and Associated Equipment	Yes

2.33	OCIMF Mooring Equipment Guidelines	Yes

2.34	OCIMF Effective Mooring	Yes

2.35	USCG Regulations for Tankers (USCG 33 CFR/46 CFR)	Yes

2.36	Oil Transfer Procedures (USCG 33 CFR 155-156)	Yes

2.37	Operator’s ISM Manuals	Yes

2.38	Is the publication IMO-Inert Gas Systems, or Ship Technical Operator’s equivalent manual on board?	Yes

2.39	Is the publication IMO-Cow Systems, or Ship Technical Operator’s equivalent manual on board?	Yes

2.40	ICS Bridge Procedures Guide	Yes

2.41	IAMSAR Vol.3	Yes

2.42	Nautical Institute Bridge Team Management	Yes

2.43	International Medical Guide for Ships(or equivalent)	Yes

2.44	ISPS Code

3	FOR CHEMICAL TANKERS ONLY

2.45	IMO Code for Construction & Equipment of Ships Carrying Dangerous Chemicals in Bulk (IBC Code)	Yes

2.46	IMO Index of Dangerous Chemicals Carried in Bulk	Yes

2.47	ICS Tanker Safety Guide (Chemicals)	Yes

2.48	IMO Code for Construction & Equipment of Ships Carrying Dangerous Chemicals in Bulk (BCH Code)	Yes

2.49	Chemical Data Guide (USCG 1990 CIM 16616.6A)	Yes

2.50	Medical First Aid Guide for Use in Accidents involving Dangerous goods (MFAG)

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

2.51	Procedures and Arrangements (P&A) Manual	Yes

4	FOR GAS CARRIERS ONLY

2.52	IMO Code for Construction & Equipment of Ships Carrying Liquefied Gases in Bulk (IGC Code)	Not applicable

2.53	ICS Tanker Safety Guide (Liquefied Gas)

2.54	SIGTTO Liquefied Gas Handling Principles on Ships and in Terminals

2.55	SIGTTO Guide to Pressure Relief Valve Maintenance and Testing

2.56	ICS Ship to Ship Transfer Guide (Liquefied Gases)

2.57	IMO International Code for the Construction and Equipment of Ships Carrying Liquefied Gases in Bulk (IGC Code)

2.58	IMO Code for Existing Ships Carrying Liquefied Gases in Bulk (EGC Code)

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 3 CHAPTER 3

1	CREW MANAGEMENT

3.1	Minimum manning required (officers)	8

3.1.1	Actual manning (officers)	9

3.1.2	List Nationality of Officers	United States

3.1.3	Master employed by (Vessel Operator)

3.1.4	Officers employed by (Vessel Operator)	No

3.1.5	Ratings employed by (Vessel Operator)	No

3.1.6	Common language used (Vessel Operator)	English

3.1.7	Full name of Manning agent 1 (Officers)	American Martitme Officers

3.1.7.1	Full address	2 West Dixie Hwy, Dania Beach, FL 33004

3.1.7.2	Office telephone number	800-362-0513

3.1.7.3	Office telex number	Not applicable

3.1.7.4	Office fax number	Not applicable

3.1.7.5	Office Email address	Not applicable

3.1.8	Are manning agent(s) wholly or partially owned by Operator?	No

3.1.9	If No, does Operator have selection rights?	Yes

3.1.10	Does vessel’s Operator maintain personnel files on officers assigned to his vessels?	Yes

3.1.11	Do officers regularly return to Operator’s vessels?	Yes

3.2	Minimum manning required (ratings)	9

3.2.1	Actual manning (ratings)	12

3.2.2	List Nationality of Ratings	USA

3.2.3	Master employed by (Manning Agent)	Yes

3.2.4	Officers employed by (Manning Agent)	Yes

3.2.5	Ratings employed by (Manning Agent)	Yes

3.2.6	Common language used (Manning Agent)	Englsih

3.2.7	Full name of Manning agent 1 (Ratings)	Seafarers International union

3.2.7.1	Full address

3.2.7.2	Office telephone number

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

3.2.7.3	Office telex number

3.2.7.4	Office fax number

3.2.7.5	Office Email address

3.2.8	Does vessel’s Operator maintain personnel files on ratings assigned to his vessels?	Yes

3.2.9	Do ratings regularly return to Operator’s vessels?	Yes

2	CONTINUITY

3.3	Do senior officers return to the same ship on a rotational basis?	Yes

3.4	Are senior officers rotated on ships of similar class within company fleet?

3.5	Are junior officers and ratings rotated on ships of similar class within company fleet?	Yes

3.6	If senior officers do not return to same ship on a rotational basis, are changes of Master, Chief Officer and Second Engineer organised to avoid a full change of officers at same time?	Yes

3	TRAINING

3.7	List Operator sponsored training courses available to officers (Bridge Management etc.)	Drug/Alcohol Testing, EEO, CPR, Accident Investigation,
Confined Space Entry, Designated Care Giver, Medical
PIC, Medical PIC Refresher, Fire Fighting, Advanced
Product/Chemical Tanker Safety, BRM, Manned Model
Ship Handling, Advance Ship Handling for Masters, Ship’s
Security Officer, Cargo Pumps, Main Engine, Auxuliary
Engines, NS5 Orientation, ECDIS Training, Fast Rescue
Boat, TOAR

3.8	List Operator sponsored training courses available to ratings (Fire Fighting etc.)	Not applicable

3.9	Are Masters and Chief Engineers required to attend company office before and after each tour of duty?	Yes

3.10	Does operator hold regular training seminars ashore for officers?	Yes

3.11	Are training seminars provided on board for officers and ratings?

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

3.12	What courses, exceeding statutory requirements, are provided for senior officers?	Not applicable

3.13	What courses, exceeding statutory requirements, are provided for junior officers?	Not applicable

3.14	What courses, exceeding statutory requirements, are provided for ratings?	Not applicable

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 4 CHAPTER 4

1	NAVIGATION

4.1.1	Magnetic compass	Yes

4.1.2	Magnetic compass (Type)	Saracom MC-180

4.1.3	Magnetic compass (Number of Units)	2

4.2.1	Gyro compass	Yes

4.2.2	Gyro compass (Type)	Yokogawa CMZ700S

4.2.3	Gyro compass (Number of Units)	1

4.3.1	Gyro Autopilot	Yes

4.3.2	Gyro Autopilot (Type)	Yokogawa PT500A

4.3.3	Gyro Autopilot (Number of Units)	1

4.4.1.1	Radar 1	Yes

4.4.1.2	Radar (Type)	Furuno 9 GHz FAR2827

4.4.1.3	Radar 1 (Number of Units)	1

4.4.2.1	Radar 2	Yes

4.4.2.2	Radar (Type)	Furuno 3 GHz FAR2837S

4.4.2.3	Radar 2 (Number of Units)	1

4.4.3	Are radars gyro stabilised?	Yes

4.5	Is there at least one radar operating in the 9 GHz frequency band (3cm/x band)?	Yes

4.6	Are the 3 GHz (10cm/S band) and 9Ghz (3cm / X band) radars fitted with an electronic switching unit?	Yes

4.7.1	Radar plotting equipment	Not applicable

4.7.2	Radar plotting equipment (Type)	Not applicable

4.7.3	Radar plotting equipment (Number of Units)	Not applicable

4.8.1	Are the Radars fitted with ARPA?	Yes

4.8.2	Type of ARPA	Furuno FAR2837S / FAR2827

4.8.3	Number of ARPA Units installed	2

4.9.1	Depth sounder with recorder	Yes

4.9.2	Depth sounder with recorder (Type)	L3 Comm LAZ-5100

4.9.3	Depth sounder with recorder (Number of Units)	1

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

4.10.1	Speed/distance indicator	Yes

4.10.2	Speed/distance indicator (Type)	Consilium SLAR1A

4.10.3	Speed/distance indicator (Number of Units)	1

4.11.1	Doppler log	Yes

4.11.2	Doppler log (Type)	Not applicable

4.11.3	Doppler log (Number of Units)	Not applicable

4.12.1	Docking approach doppler	Yes

4.12.2	Docking approach doppler (Type)	Consilium SD4

4.12.3	Docking approach doppler (Number of Units)	1

4.13.1	Rudder angle indicator	Yes

4.13.2	Rudder angle indicator (Type)	Heriana CB340

4.13.3	Rudder angle indicator (Number of Units)	4

4.14.1	RPM indicator	Yes

4.14.2	RPM indicator (Type)	Konsburg “Engine RPM”

4.14.3	RPM indicator (Number of Units)	6

4.15.1	Controllable pitch propeller indicator

4.15.2	Controllable pitch propeller indicator (Type)	Not applicable

4.15.3	Controllable pitch propeller indicator (Number of Units) Not applicable

4.16.1	Bow thruster indicator

4.16.2	Bow thruster indicator (Type)	Not applicable

4.16.3	Bow thruster indicator (Number of Units)	Not applicable

4.17.1	Stern Thrust indicator

4.17.2	Stern Thrust indicator (Type)	Not applicable

4.17.3	Stern Thrust indicator (Number of Units)	Not applicable

4.18.1	Rate of turn indicator	Yes

4.18.2	Rate of turn indicator (Type)	Built in to the Yokagowa steering stand

4.18.3	Rate of turn indicator (Number of Units)	1

4.19.1	Radio direction finder

4.19.2	Radio direction finder (Type)	Not applicable

4.19.3	Radio direction finder (Number of Units)	Not applicable

4.20.1	Navtex receiver	Yes

4.20.2	Navtex receiver (Type)	JRC NCR 333

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

4.20.3	Navtex receiver (Number of Units)	1

4.21.1	Satellite navigation receiver	No

4.21.2	Satellite navigation receiver (Type)	Not applicable

4.21.3	Satellite navigation receiver (Number of Units)	Not applicable

4.22.1	Is the ship fitted with GPS?	Yes

4.22.2	Type of GPS installed?	JRC MR-7700 MKII

4.22.3	Number of GPS units installed?	2

4.23.1	Is the ship fitted with Differential GPS?	Yes

4.23.2	Type of Differential GPS installed?	JRC JLC-7700 MKII

4.23.3	Number of Differential GPS units installed?	2

4.24.1	Is there an Electronic Chart Display?	Yes

4.24.2	Is there an Electronic Chart Display? (Type)	JRC JAN-901M

4.24.3	Is there an Electronic Chart Display? (Number of Units)	1

4.25	Is the Electronic Chart Display incorporated into an approved ECDIS ?	No

4.26.1	Integrated Navigation System (INS)	No

4.26.2	Integrated Navigation System (INS) (Type)	Not applicable

4.26.3	Integrated Navigation System (INS) (Number of Units)	Not applicable

4.27.1	Decca navigator

4.27.2	Decca navigator (Type)	Not applicable

4.27.3	Decca navigator (Number of Units)	Not applicable

4.28.1	Omega receiver

4.28.2	Omega receiver (Type)	Not applicable

4.28.3	Omega receiver (Number of Units)	Not applicable

4.29.1	Loran C receiver

4.29.2	Loran C receiver (Type)	Not applicable

4.29.3	Loran C receiver (Number of Units)	Not applicable

4.30.1	Course recorder	Yes

4.30.2	Course recorder (Type)	Yokogawa MKR181A

4.30.3	Course recorder (Number of Units)	1

4.31.1.1	Off - course alarm - gyro	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

4.31.1.2	Off - course alarm - gyro (Type)	Yokogawa

4.31.1.3	Off - course alarm - gyro (Number of Units)	1

4.31.2.1	Off - course alarm - magnetic	Yes

4.31.2.2	Off - course alarm - magnetic (Type)	Yokogawa

4.31.2.3	Off - course alarm - magnetic (Number of Units)	1

4.32.1	Engine order printer	Yes

4.32.2	Engine order printer (Type)	Konsburg

4.32.3	Engine order printer (Number of Units)	1

4.33.1	Anemometer	Yes

4.33.2	Anemometer (Type)	Heriana AC-F11

4.33.3	Anemometer (Number of Units)	1

4.34.1	Weather fax	Yes

4.34.2	Weather fax (Type)	JRC -9A

4.34.3	Weather fax (Number of Units)	1

4.35	Does ship carry sextant(s)?	Yes

4.36	Does ship carry a signal lamp?	Yes

4.37	Is each bridge wing fitted with a rudder angle indicator?	Yes

4.38.1	Is each bridge wing fitted with a RPM indicator?	Yes

4.38.2	Is each bridge wing fitted with a gyro repeater?	Yes

4.39	If the ship is fitted with a controllable pitch propeller, are indicators fitted on the bridge wings?	No

4.40	Are steering motor controls and engine controls fitted on bridge wings?	Yes

4.41	Is bridge equipped with a ‘Dead-Man’ alarm or equipment?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 5 CHAPTER 5

1	SAFETY MANAGEMENT

5.1	Is the vessel operated under a Quality Management System?	Yes

5.1.1	If Yes, what type of system? (IS09002 or IMO Resolution A.741(18))?	IS09002

5.1.2	If Yes, who is the certifying body?	ABS

5.1.3	Date of vessel certification	15 June 2009

2	HELICOPTERS

5.2	Can the ship comply with the ICS Helicopter Guidelines?	Yes

5.2.1	If Yes, state whether winching or landing area provided Winching

5.2.2	What is diameter of circle provided?	0 Meters

3	FIRE FIGHTING EQUIPMENT & LIFE SAVING EQUIPMENT

5.3	Is a fixed foam firefighting system installed for the cargo area?	Yes

5.4	Type of foam on board	Alcohol

5.5	Date of foam supply or last analysis certificate	22 April 2011

5.6	What fixed fire fighting system is provided for the paint Salt water sprinkler locker?

5.7	What type of fire fighting system is fitted in pumproom(s)?	Not applicable

5.8	What type of fire fighting system is fitted in engine room(s)?	CO2

5.9	What type of fire fighting system is fitted in void spaces(s)?	Not applicable

5.10	Is a fixed dry powder firefighting system installed for the cargo area?	No

5.11	Is a fixed water spray firefighting system installed for the cargo area?	No

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

5.12	Is vessel equipped with recharging compressor for breathing apparatus?	Yes

5.13	What type of lifeboat is fitted?	Conventional

5.14	Is a dedicated rescue boat carried?	No

5.15	The type of rescue boat is:	Rigid/inflated/ rigid inflated

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 6 CHAPTER 6

1	POLLUTION PREVENTION

6.1	Is ship fitted with a continuous deck edge fishplate enclosing the deck area?	Yes

6.1.1	If Yes, what is its minimum vertical height above the deck plating?	150 Millimeters

6.1.2	What is maximum vertical height above deck plating at aft thwartships coaming?	250 Millimeters

6.1.3	How far forward is this height maintained?	0 Meters

6.2	Is an athwartship deck coaming fitted adjacent to accommodation and service areas?	Yes

6.3	What is the height of the coaming?	300 Millimeters

6.4	Is spill containment fitted under the cargo manifold?	Yes

6.5	Is spill containment fitted under all bunker manifolds? Yes

6.6	Is containment fitted under the bunker tank vents?	Yes

6.7	Is containment fitted around the deck machinery?	Yes

6.8	Specify type of scupper plugs	Expandable Plug Type

6.9	Are means provided for draining or removing oil from deck area /containment?	Yes

6.10	Is the following pollution control equipment available to clean up oil spilled on deck:

6.10.1	Sorbents	Yes

6.10.2	Non-sparking hand scoops/shovels	Yes

6.10.3	Containers	Yes

6.10.4	Emulsifiers

6.10.5	Non-sparking pumps	Yes

6.11	Is the cargo piping system fully segregated from the sea chest?	Yes

6.12	What type of sea valves that are fitted.	Butterfly Valves

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

6.13	If the ship is a pre-MARPOL tanker, is a cargo sea chest valve testing arrangement fitted which meets OCIMF recommendations?	No

6.14	Are dump valves fitted to slop tanks which can be left open with inert gas pressure on the tanks?	Yes

6.15	Are overboard discharges fitted with blanks or alternatively, is there a testing arrangement for the overboard valves?	No

6.16	Is there a discharge below the waterline for Annex II substances	Yes

6.17	Is there a discharge above the waterline for Annex I oily mixtures	Yes

6.18	Does Operator have policy to pressure test cargo piping at intervals no greater than 12 months?	Yes

6.18.1	If Yes, specify pressure	20 Bar

6.19	Is garbage incinerator fitted?	Yes

2	OPA 90 REQUIREMENTS

6.20	Has the vessel Operator submitted a Vessel Spill Response Plan to the US Coast Guard which has been approved by official USCG letter?	Yes

6.21	Has a Geographic Specific Appendix been filed with the Captain of the Port for each Port Zone the vessel expects to enter or transit?	Yes

6.22	Has the vessel Operator deposited a letter with the US Coast Guard confirming that the Operator has signed a service contract with an oil spill removal organisation for responding to a ‘worst case scenario’?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 7 CHAPTER 7

1	STRUCTURAL CONDITION

7.1	Are cargo tanks coated?	Yes

7.1.1	If Yes, specify type of coating	Epoxy

7.1.2	If partially coated, specify which tanks are coated	Not applicable

7.1.3	If cargo tanks are coated, specify to what extent	100% New Construction

7.2	What is the condition of coating as determined by the criteria listed below?	Good

7.3	Are ballast tanks coated?	Yes

7.3.1	If ballast tanks are coated, specify type of coating	Epoxy

7.3.2	If ballast tanks are coated, specify to what extent	100%

7.3.3	What is the condition of cargo/ballast tank coating?	Good

7.4	Are there anodes in the cargo tanks?

7.5	Are there anodes in the ballast tanks?	Yes

7.6	What type of anodes are used?	Zinc

7.7	What percentage of anodes have wasted?	0 Percent

7.8	If anodes are aluminium, what is the height above tank bottom?	Not applicable

7.9	Is a formal programme in place for regular inspection of void spaces, cargo and ballast tanks?	Yes

7.10	Does ship have planned prevention maintenance programme (PPM)?	Yes

7.10.1	Is PPM manual (card system) or computerised?	Computerised

7.10.2	What areas of vessel does PPM cover?	Entire Vessel

7.10.3	Is PPM Class approved?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 8 CHAPTER 8

1	CARGO AND BALLAST HANDLING

8.1	Tank Plan

8.1.1	Tank Plan Diagram

2	DOUBLE HULL VESSELS

8.2	Is vessel fitted with centreline bulkhead in all cargo tanks?	Not applicable

8.2.1	If Yes, is bulkhead solid or perforated?	Perforated

8.2.2	Is vessel fitted with any full breadth ballast tanks?	No

8.2.3	If Yes, how many ballast tanks are full breadth?	Not applicable

8.2.4	Does vessel meet the IMO definition of ‘double hull’?	Yes

3	CARGO TANK CAPACITIES

8.3	Cargo Tank Capacities At 98% Full (M3)

8.3.1	Centre Tank Number 1 Capacity (98%)	Not applicable

8.3.2	Centre Tank Number 2 Capacity (98%)	Not applicable

8.3.3	Centre Tank Number 3 Capacity (98%)	Not applicable

8.3.4	Centre Tank Number 4 Capacity (98%)	Not applicable

8.3.5	Centre Tank Number 5 Capacity (98%)	Not applicable

8.3.6	Centre Tank Number 6 Capacity (98%)	Not applicable

8.3.7	Centre Tank Number 7 Capacity (98%)	Not applicable

8.3.8	Centre Tank Number 8 Capacity (98%)	Not applicable

8.3.9	Centre Tank Number 9 Capacity (98%)	Not applicable

8.3.10	Centre Tank Number 10 Capacity (98%)	Not applicable

8.3.11	Centre Tank Number 11 Capacity (98%)	Not applicable

8.3.12	Centre Tank Number 12 Capacity (98%)	Not applicable

8.3.13	Centre Tank Number 13 Capacity (98%)	Not applicable

8.3.14	Centre Tank Number 14 Capacity (98%)	Not applicable

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.3.15	Centre Tank Number 15 Capacity (98%)	Not applicable

8.3.16	Wings (P & S combined) Number 1 Capacity (98%)	5536.6 Cu Meters

8.3.17	Wings (P & S combined) Number 2 Capacity (98%)	8775 Cu Meters

8.3.18	Wings (P & S combined) Number 3 Capacity (98%)	9570.6 Cu Meters

8.3.19	Wings (P & S combined) Number 4 Capacity (98%)	9570.6 Cu Meters

8.3.20	Wings (P & S combined) Number 5 Capacity (98%)	9472.2 Cu Meters

8.3.21	Wings (P & S combined) Number 6 Capacity (98%)	8376.4 Cu Meters

8.3.22	Wings (P & S combined) Number 7 Capacity (98%)	Not applicable

8.3.23	Wings (P & S combined) Number 8 Capacity (98%)	Not applicable

8.3.24	Wings (P & S combined) Number 9 Capacity (98%)	Not applicable

8.3.25	Wings (P & S combined) Number 10 Capacity (98%)	Not applicable

8.3.26	Wings (P & S combined) Number 11 Capacity (98%)	Not applicable

8.3.27	Wings (P & S combined) Number 12 Capacity (98%)	Not applicable

8.3.28	Wings (P & S combined) Number 13 Capacity (98%)	Not applicable

8.3.29	Wings (P & S combined) Number 14 Capacity (98%)	Not applicable

8.3.30	Wings (P & S combined) Number 15 Capacity (98%)	Not applicable

8.4	Centre Tank Total Capacity (98%)	Not applicable

8.5	Slops 1st Tank Capacity (98%)	700.3 Cu Meters

8.5.1	Slops 2nd Tank Capacity (98%)	817.5 Cu Meters

8.6	Wings (P & S combined) Total Capacity (98%)	51301.4 Cu Meters

8.7	Slops 3rd tank Capacity (98%)	Not applicable

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.7.1	Slops 4th tank Capacity (98%)	Not applicable

8.8	Centre Tank Total Capacity (98%)	Not applicable

8.9	Wings (P & S combined) Total Capacity (98%)	Not applicable

8.10	Grand Total Capacity (98%)	51301.4 Cu Meters

4	ALLAST TANK CAPACITIES

8.11	Ballast Capacities At 100% Full (M3)

8.11.1.1	Tank Number 1 (Identity)	No. 1WB TK Port

8.11.1.2	Tank Number 1 (Capacity)	2008.5 Cu Meters

8.11.2.1	Tank Number 2 (Identity)	No. 1 WB TK Stbd

8.11.2.2	Tank Number 2 (Capacity)	1792.5 Cu Meters

8.11.3.1	Tank Number 3 (Identity)	No. 2 WB TK Port

8.11.3.2	Tank Number 3 (Capacity)	1918.9 Cu Meters

8.11.4.1	Tank Number 4 (Identity)	No. 2 WB TK Stbd

8.11.4.2	Tank Number 4 (Capacity)	1698.7 Cu Meters

8.11.5.1	Tank Number 5 (Identity)	No. 3 WB TK Port

8.11.5.2	Tank Number 5 (Capacity)	1695 Cu Meters

8.11.6.1	Tank Number 6 (Identity)	No. 3 WB TK Stbd

8.11.6.2	Tank Number 6 (Capacity)	1474.8 Cu Meters

8.11.7.1	Tank Number 7 (Identity)	No. 4 WB TK Port

8.11.7.2	Tank Number 7 (Capacity)	1697.5 Cu Meters

8.11.8.1	Tank Number 8 (Identity)	No. 4 WB TK Stbd

8.11.8.2	Tank Number 8 (Capacity)	1477.3 Cu Meters

8.11.9.1	Tank Number 9 (Identity)	No. 5 WB TK Port

8.11.9.2	Tank Number 9 (Capacity)	1720 Cu Meters

8.11.10.1	Tank Number 10 (Identity)	No. 5 WB TK Stbd

8.11.10.2	Tank Number 10 (Capacity)	1499.8 Cu Meters

8.11.11.1	Tank Number 11 (Identity)	No. 6 WB Tk Port

8.11.11.2	Tank Number 11 (Capacity)	2127.9 Cu Meters

8.11.12.1	Tank Number 12 (Identity)	No. 6 WB TK Stbd

8.11.12.2	Tank Number 12 (Capacity)	1867.5 Cu Meters

8.11.13.1	Tank Number 13 (Identity)	F.P. Tank

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.11.13.2	Tank Number 13 (Capacity)	1690.9 Cu Meters

8.11.14	Total Ballast Tank Capacities at 100% full	23359.2 Cu Meters

5	BALLAST HANDLING

8.12	Ballast Handling	Not applicable

8.12.1	If vessel is a Pre-MARPOL tanker, indicate by tank number, tanks usually designated for departure ballast	Not applicable

8.121.1	Tank Location	Not applicable

8.12.2	If vessel is a Pre-MARPOL tanker, indicate by tank number, tanks usually designated for arrival ballast.	Not applicable

8.12.2.1	Tank Location

8.12.3	Can vessel handle cargo and non-segregated ballast concurrently maintaining two valve segregation?	Not applicable

8.12.4	Can dirty ballast be safely loaded with gas transfer method? (simultaneous cargo discharge and loading of ballast into empty tanks)	Not applicable

6	IF VESSEL IS CBT TANKER WITH MANUAL

8.13	If the vessel is a CBT Tanker with Approved Manual:

8.13.1	Which cargo tanks are indicated as CBT in the IOPP Certificate?	Not applicable

8.13.2	What is total capacity of CBT tanks?	Not applicable

8.13.3	Is the piping for CBT common with cargo piping or independent?	Not applicable

7	IF VESSEL IS SBT TANKER

8.14	If Vessel is SBT Tanker:

8.14.1	What is total capacity of SBT?	23326 Cu Meters

8.14.2	What percentage of summer deadweight can vessel maintain with SBT only?	47.78 Percent

8.14.3	Does vessel meet the requirements of MARPOL Reg 13 (2)?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.14.4	Can segregated ballast be discharged through vessel’s manifold?	Yes

8.14.5	Is vessel equipped with spool piece designed to connect ballast system to cargo system?	Yes

8.14.6	Do cargo lines pass through any dedicated or segregated ballast tanks?

8.14.7	If Yes, what type of expansion is fitted?

8.14.8	Do ballast lines pass through any cargo tanks?

8.14.9	If Yes, what type of expansion is fitted?

8.14.10	Can vessel pump water ashore for line clearing?

8.14.11	If Yes, what is maximum attainable discharge rate?	0 Cu Meter/Hour

8.14.12	If Yes, what is maximum acceptable back pressure?	0 Bar

8.14.13	Which cargo tanks are designated for heavy weather ballast as per IMO?	All Cargo Tanks

8.14.13.1	Tank Location

8	CARGO HANDLING

8.15	How many grades/products can vessel load/discharge with double valve segregation?	6

8.15.1	How many grades can vessel load/discharge using blank flanges?	6

8.15.2	If vessel is fitted with deepwell pumps and heat exchangers, can pumps and heat exchangers be by-passed during loading?	Yes

8.15.3	Is there Oil Discharge Monitoring Equipment (ODME) fitted?	Yes

8.15.4	Is an Oil Discharge Monitoring System connected to the above waterline discharge?	Yes

8.15.5	If yes, is the Oil Discharge Monitoring System designed to automatically stop the discharge of effluent when its oil content exceeds permitted levels?	Yes

8.16	Is vessel equipped with class approved or certified stability computer?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.16.1	Does this stability programme consider damaged stability conditions?	Yes

8.17	Is computer integrated with cargo system and equipped with alarm to monitor loading and discharging operations?	Yes

9	CARGO AND BALLAST PUMPING SYSTEMS

8.18.1	Main Pump Number 1 (Identity)	1P, 1S, 2P, 2S, 3P, 3S, 4P, 4S, 5P, 5S, 6P, 6S

8.18.2	Main Pump Number 1 (Number)	12

8.18.3	Main Pump Number 1 (Type)	Framo

8.18.4	Main Pump Number 1 (Type of Prime Mover)	Framo Hydraulic

8.18.5	Main Pump Number 1 (Self Priming or Draining)	Self Priming

8.18.6	Main Pump Number 1 (Capacity)	600 Cu Meter/Hour

8.18.7	Main Pump Number 1 (Normal Back Pressure)	0 Bar

8.18.8	Main Pump Number 1 (At what Head?)	0 Meters

8.18.9	Main Pump Number 1 (Max RPM)	0 RPM

8.19.1	Main Pump Number 2 (Identity)

8.19.2	Main Pump Number 2 (Number)	0

8.19.3	Main Pump Number 2 (Type)

8.19.4	Main Pump Number 2 (Type of Prime Mover)

8.19.5	Main Pump Number 2 (Self Priming or Draining)

8.19.6	Main Pump Number 2 (Capacity)	0 Cu Meter/Hour

8.197	Main Pump Number 2 (Normal Back Pressure)	0 Bar

8.19.8	Main Pump Number 2 (At what Head?)	0 Meters

8.19.9	Main Pump Number 2 (Max RPM)	0 RPM

8.20.1	Main Pump Number 3 (Identity)

8.20.2	Main Pump Number 3 (Number)	0

8.20.3	Main Pump Number 3 (Type)

8.20.4	Main Pump Number 3 (Type of Prime Mover)

8.20.5	Main Pump Number 3 (Self Priming or Draining)

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.20.6	Main Pump Number 3 (Capacity)	0 Cu Meter/Hour

8.20.7	Main Pump Number 3 (Normal Back Pressure)	0 Bar

8.20.8	Main Pump Number 3 (At what Head?)	0 Meters

8.20.9	Main Pump Number 3 (Max RPM)	0 RPM

8.21.1	Main Pump Number 4 (Identity)

8.21.2	Main Pump Number 4 (Number)	0

8.21.3	Main Pump Number 4 (Type)

8.21.4	Main Pump Number 4 (Type of Prime Mover)

8.21.5	Main Pump Number 4 (Self Priming or Draining)

8.21.6	Main Pump Number 4 (Capacity)	0 Cu Meter/Hour

8.21.7	Main Pump Number 4 (Normal Back Pressure)	0 Bar

8.21.8	Main Pump Number 4 (At what Head?)	0 Meters

8.21.9	Main Pump Number 4 (Max RPM)	0 RPM

8.22.1	Main Pump Number 5 (Identity)

8.22.2	Main Pump Number 5 (Number)	0

8.22.3	Main Pump Number 5 (Type)

8.22.4	Main Pump Number 5 (Type of Prime Mover)

8.22.5	Main Pump Number 5 (Self Priming or Draining)

8.22.6	Main Pump Number 5 (Capacity)	0 Cu Meter/Hour

8.22.7	Main Pump Number 5 (Normal Back Pressure)	0 Bar

8.22.8	Main Pump Number 5 (At what Head?)	0 Meters

8.22.9	Main Pump Number 5 (Max RPM)	0 RPM

8.23.1	Main Pump Number 6 (Identity)

8.23.2	Main Pump Number 6 (Number)	0

8.23.3	Main Pump Number 6 (Type)

8.23.4	Main Pump Number 6 (Type of Prime Mover)

8.23.5	Main Pump Number 6 (Self Priming or Draining)

8.23.6	Main Pump Number 6 (Capacity)	0 Cu Meter/Hour

8.23.7	Main Pump Number 6 (Normal Back Pressure)	0 Bar

8.23.8	Main Pump Number 6 (At what Head?)	0 Meters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.23.9	Main Pump Number 6 (Max RPM)	0 RPM

8.24.1	Main Pump Number 7 (Identity)

8.24.2	Main Pump Number 7 (Number)	0

8.24.3	Main Pump Number 7 (Type)

8.24.4	Main Pump Number 7 (Type of Prime Mover)

8.24.5	Main Pump Number 7 (Self Priming or Draining)

8.24.6	Main Pump Number 7 (Capacity)	0 Cu Meter/Hour

8.247	Main Pump Number 7 (Normal Back Pressure)	0 Bar

8.24.8	Main Pump Number 7 (At what Head?)	0 Meters

8.24.9	Main Pump Number 7 (Max RPM)	0 RPM

8.25.1	Main Pump Number 8 (Identity)

8.25.2	Main Pump Number 8 (Number)	0

8.25.3	Main Pump Number 8 (Type)

8.25.4	Main Pump Number 8 (Type of Prime Mover)

8.25.5	Main Pump Number 8 (Self Priming or Draining)

8.25.6	Main Pump Number 8 (Capacity)	0 Cu Meter/Hour

8.25.7	Main Pump Number 8 (Normal Back Pressure)	0 Bar

8.25.8	Main Pump Number 8 (At what Head?)	0 Meters

8.25.9	Main Pump Number 8 (Max RPM)	0 RPM

8.26.1	Booster Pumps (Number)	0

8.26.2	Booster Pumps (Type)

8.26.3	Booster Pumps (Type of Prime mover)

8.26.4	Booster Pumps (Capacity) (water)	0 Cu Meter/Hour

8.26.5	Booster Pumps (Normal Back Pressure)	0 Bar

8.26.6	Booster Pumps (At what Head?)	0 Meters

8.26.7	Booster Pumps (RPM)	0 RPM

8.26.8	Booster Pumps (Max RPM)	0 RPM

8.27.1	Stripping (Number)	0

8.27.2	Stripping (Type)

8.27.3	Stripping (Type of Prime Mover)

8.27.4	Stripping (Capacity)	0 Cu Meter/Hour

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.27.5	Stripping (Normal Back Pressure)	0 Bar

8.27.6	Stripping (At what Head?)	0 Meters

8.28.1	Eductors (Number)	0

8.28.2	Eductors (Type)

8.28.3	Eductors (Type of Prime Mover)

8.28.4	Eductors(Capacity)	0 Cu Meter/Hour

8.28.5	Eductors(Normal Back Pressure)	0 Bar

8.28.6	Eductors(At what Head?)	0 Meters

8.29.1	Ballast Handling Main Pump (Number)	2

8.29.2	Ballast Handling Main Pump (Type)	Framo

8.29.3	Ballast Handling Main Pump (Type of Prime Mover)	Hydraulic

8.29.4	Ballast Handling Main Pump (Capacity)	1000 Cu Meter/Hour

8.29.5	Ballast Handling Main Pump (Normal Back Pressure)	0 Bar

8.29.6	Ballast Handling Main Pump (At what Head?)	45.7 Meters

8.29.7	Ballast Handling Main Pump (Max RPM)	0 RPM

8.30.1	Ballast Handling Stripping (Number)	0

8.30.2	Ballast Handling Stripping (Type)

8.30.3	Ballast Handling Stripping (Type of Prime Mover)

8.30.4	Ballast Handling Stripping (Capacity)	0 Cu Meter/Hour

8.30.5	Ballast Handling Stripping (At what Head?)	0 Bar

8.31.1	Ballast Handling Eductors (Number)	0

8.31.2	Ballast Handling Eductors (Type)

8.31.3	Ballast Handling Eductors (Type of Prime Mover)

8.31.4	Ballast Handling Eductors (Capacity)	0 Cu Meter/Hour

8.31.5	Ballast Handling Eductors (At what Head?)	0 Bar

8.32	Is vessel fitted with dedicated stripping lines and pumps?

8.33	State location of cargo pump emergency stops (i)	Aft End Port Manifold

8.34	State location of cargo pump emergency stops (ii)	Aft End Stbd Manifold

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.35	State location of cargo pump emergency stops (iii)

8.36	State location of cargo pump emergency stops (iv)

8.37	State location of cargo pump emergency stops (v)

8.38.1	Are bearings of cargo pumps fitted with high temperature alarms?	Not applicable

8.38.2	Are bearings of cargo pumps fitted with high temperature trips?	Not applicable

8.39.1	Are bearings of ballast pumps fitted with high temperature alarms?	Not applicable

8.39.2	Are bearings of ballast pumps fitted with high temperature trips?	Not applicable

8.40.1	Are casings of cargo pumps fitted with high temperature alarms?	Not applicable

8.40.2	Are casings of cargo pumps fitted with high temperature trips?	Not applicable

8.41.1	Are casings of ballast pumps fitted with high temperature alarms?	Not applicable

8.41.2	Are casings of ballast pumps fitted with high temperature trips?	Not applicable

8.42.1	Are pumproom shaft glands through bulkheads fitted with high temperature alarms?	Not applicable

8.42.2	Are pumproom shaft glands through bulkheads fitted with high temperature trips?	Not applicable

8.43	What is the principal type of cargo valve?	Butterfly

8.44	What type of cargo valve actuator is fitted?	Hydraulic

10	CARGO CONTROL ROOM

8.45	Is ship fitted with a Cargo Control Room? (CCR)	Yes

8.46	Can cargo and ballast pumps be controlled from the CCR?	Yes

8.47	Can all valves be controlled from the CCR?	No

8.48	Can tank innage/ullage be read from the CCR?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.49	Is ODME readout fitted in the CCR?	Yes

8.50	Can the IGS be controlled from the CCR?	Yes

11	GAUGING AND SAMPLING

8.51	Can vessel operate under closed loading conditions in accordance with Section 7.6.3 of ISGOTT?	Yes

8.51.1	What type of fixed closed tankgauging system is fitted?	Radar /Hermetic

8.52	Does tank gauging system have local reading?	No

8.52.1	Is gauging system certified and calibrated?	Yes

8.52.2	If it is a portable system does the sounding pipe extend to full tank depth?

8.53	Are bunker tanks fitted with a full depth gauging system?	Yes

8.54	Are high level alarms fitted?	Yes

8.54.1	If Yes, indicate whether to all tanks or partial?	All

8.54.2	Are high level alarms independent of the gauging system?

8.55	Are bunker tanks fitted with high level alarms?	Yes

8.56	If Yes, are bunker tank high level alarms part of the primary tank gauging system?

8.57	Are closed sampling devices on board?	Yes

8.58	Are cargo tanks fitted with dipping points as per IMO Res 497 4.4.4?	Yes

8.59	If portable equipment for gauging uses vapour locks, are vapour locks calibrated?	No

8.59.1	If Yes, by whom are vapour locks calibrated?	NASSCO

8.59.2	If Yes, by whom are vapour locks certified?	NASSCO

8.60	If portable equipment used for gauging who is manufacturer?	Hermetic

8.60.1	If portable equipment used for gauging how many units are supplied?	4

8.60.2	What is the name of the manufacturer of the vapour locks?	Hermetic

8.61	What is the nominal (internal) diameter of the vapour lock?	51 Millimeters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.61.1	To what standard is the thread of the vapour lock manufactured?	Bayonnet Fitting

8.61.2	Can vapour lock be used for ullaging?	Yes

8.61.3	Can vapour lock be used for temperature?	Yes

8.61.4	Can vapour lock be used for interface?	Yes

8.61.5	Can vapour lock be used for cargo sampling?	Yes

8.61.6	If the vapour lock can be used for cargo sampling, what is the volume of the sample that can be drawn?	1 Quart

8.62	Specify portable equipment for checking oil/water interface	Hermetic

8.63	Can cargo samples be taken at the manifold?	Yes

8.64	What is the means of taking cargo temperatures?	Radar / Hermetic

12	VAPOUR EMISSION CONTROL

8.65	Is a vapour return system fitted?	Yes

8.65.6	If fitted, is vapour line return manifold in compliance with OCIMF Guidelines?	Yes

8.66	Is vessel certified for vapour transfer?	Yes

8.66.1	If yes, by which organisation?	ABS

13	VENTING

8.67	State what type of venting system is fitted	PV Hi Velocity Bullet Valves

8.68	State maximum venting capacity	600 Cu Meter/Hour

8.69	State P/V valve opening pressure	2000 MM/WG

8.70	State P/V valve vacuum setting	-350 MM/WG

8.71	Does each tank have isolating valve?	Yes

8.72	Are cargo tanks fitted with full flow P/V valves without isolating valves between the P/V valve and tank?	Yes

8.73	Is there a means of measuring the pressure in the vapour space in each cargo tank?	Yes

8.74	Is venting through a mast riser?	Not applicable

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.75	Are mast risers fitted with high velocity vents?	Not applicable

8.76	If Yes, state opening pressure	Not applicable

8.77	State vacuum setting of mast riser	Not applicable

8.78	State throughput capacity of mast riser.	Not applicable

8.79	What is the maximum loading rate for homogenous cargo?	3600 Cu Meter/Hour

14	CARGO MANIFOLDS

8.80	Does vessel comply with the latest edition of the OCIMF ‘Recommendations for Oil Tanker Manifolds and Associated Equipment’?	Yes

8.81	What type of valves are fitted at manifold?	Butterfly Valves

8.82	If hydraulic valves fitted, what are closing times?	Not applicable

8.83	What is the number of cargo connections per side?	6

8.84	What is the size of cargo connections?	350 Millimeters

8.85	Are pressure gauges fitted outboard of manifold valves?	Yes

8.86	What is the material of the manifold?	Steel

8.87	Is the vessel fitted with a crossover at the manifold?	Yes

8.88	Are manifold cross-connections made by hard or flexible piping? (chemical carriers)	Hard Piping

15	BUNKER MANIFOLDS

8.89	What is the number of bunker connections per side? 2

8.90	What is the size of the bunker connection?	152.4 Millimeters

16	MANIFOLD ARRANGEMENT

8.91	Manifold Arrangement Diagram	Not applicable

8.92	Distance A bunker manifold to cargo manifold	4000 Millimeters

8.93	Distance B cargo manifold to cargo manifold	2000 Millimeters

8.94	Distance C cargo manifold to vapour return manifold	6000 Millimeters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.95	Distance D manifolds to ship’s rail	4600 Millimeters

8.96	Distance E spill tank grating to centre of manifold	880 Millimeters

8.97	Distance F main deck to centre of manifold	1880 Millimeters

8.98	Distance G maindeck to top of rail	1380 Millimeters

8.99	Distance H top of rail to centre of manifold	500 Millimeters

8.100	Distance J manifold to ship side	4900 Millimeters

8.101	What is the height of the manifold connections above the waterline at loaded (Summer Deadweight) condition?	9.1 Meters

8102	What is the height of the manifold connections above the waterline in normal ballast?	13.68 Meters

8.103	What is the distance between the keel and centre of manifold?	20.88 Meters

8.104	Is vessel fitted with a stern manifold?	No

8.104.1	If stern manifold fitted, state size	Not applicable

8.105	Is vessel fitted with a bow manifold?	No

8.105.1	If bow manifold fitted, state size	Not applicable

8.106.1	Number of Reducers carried	6

8.106.2	From Diameter	350 Millimeters

8.106.3	To Diameter	200 Millimeters

8.107.1	Number of Reducers carried	6

8.107.2	From Diameter	350 Millimeters

8.107.3	To Diameter	250 Millimeters

8.108.1	Number of Reducers carried	2

8.108.2	From Diameter	250 Millimeters

8.108.3	To Diameter	200 Millimeters

8.109.1	Number of Reducers carried	12

8.109.2	From Diameter	400 Millimeters

8.109.3	To Diameter	350 Millimeters

8.110.1	Number of Reducers carried	2

8.110.2	From Diameter	400 Millimeters

8.110.3	To Diameter	200 Millimeters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

8.111	To what standard are manifold reducers manufactured? (ANSI, ASA, BSI, DIN, JIS, etc.)	ANSI

17	GAS MONITORING

8.1.12	Is the vessel fitted with a fixed system to continuously Yes monitor for flammable atmospheres?

8.112.1	What spaces are monitored?	Ballast Tanks

8.113	Where are sensors/sampling points located in pumproom?	Not applicable

8.113.1	Are sensors/sampling points calibrated/tested?	Yes

8.113.2	Who is responsible for testing sensors/sampling points?	Chief officer

8.114.1	Portable and Personal gas detection equipment carried Item Number 1 (Name)	Multi Ray 4 Gas

8.114.2	Portable and Personal gas detection equipment carried Item Number 1 (Number of units)	2

8.115.1	Portable and Personal gas detection equipment carried Item Number 2 (Name)	Riki

8.115.2	Portable and Personal gas detection equipment carried Item Number 2 (Number of units)	4

8.116.1	Portable and Personal gas detection equipment carried Item Number 3 (Name)

8.116.2	Portable and Personal gas detection equipment carried Item Number 3 (Number of units)	0

8.117.1	Portable and Personal gas detection equipment carried Item Number 4 (Name)

8.117.2	Portable and Personal gas detection equipment carried Item Number 4 (Number of units)	0

8.118.1	Portable and Personal gas detection equipment carried Item Number 5 (Name)

8.118.2	Portable and Personal gas detection equipment carried Item Number 5 (Number of units)	0

8.119.1	Portable and Personal gas detection equipment carried Item Number 6 (Name)

8.119.2	Portable and Personal gas detection Item Number 6 (Number of units)

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

18	CARGO HEATING

8.120	Are there coils in cargo tanks?	Not applicable

8.121	State the Number of independent sets of coils per tank	Not applicable

8.122	Are all tanks coiled?

8.123	What is the Height of coils above tank bottom?	Not applicable

8.124.1	Heating surface per tank	Not applicable

8.124.2	Heating surface per tank volume ratio	Not applicable

8.125	Are heating coils welded or coupled?	Not applicable

8.126	Are heat exchangers external to cargo tanks?	Yes

8.127	Are there external ducts?

8.128	What is the Material of heating coils?	SS

8.129	Inlet heating medium to coils	Steam

8.130.1	With Sea temperature	Not applicable

8.130.2	With air temperature	Not applicable

8.131	Heating agent	Steam

8.132	Number of heaters	12

8.133.1	Able to raise temperature from	44 Degrees C

8.133.2	Able to raise temperature to	66 Degrees C

8.133.3	Time taken to raise temperature	24 Hours

8.134	Total capacity of boilers	20000 KCaI

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 9 CHAPTER 9

1	INERT GAS AND CRUDE OIL WASHING

9.1	Is an inert gas system (IGS) fitted? (If No, ignore remainder of this section)	Yes

9.2	Is a P/V breaker fitted?	Yes

9.3	Is IGS supplied by flue gas, inert gas (IG) generator and/or nitrogen?	Generator

9.4	Are fixed 02 alarms fitted in inert gas generating spaces?	Not applicable

9.5	What is the capacity of the IGS?	4500 Cu Meter/Hour

9.6	How many fans does it have?	2

9.7	What is the total combined fan capacity?	9000 Cu Meter/Hour

9.8	Is a top-up IG generator fitted?

9.8.1	If Yes, what is its capacity?	0 Cu Meter/Hour

9.9	Is an IGS operating manual on board?	Yes

9.10	What type of deck seal is fitted?	Wet

9.11	How many segregations does the IGS have?	1

9.12	What method is used to isolate individual tanks?	Butterfly Valve

9.13	What type of non-return valve is fitted?	swing check

9.14	What means of protection is fitted, other than minimum thermal variation P/V valves, if tanks can be individually isolated from the IG ?

9.15	If ship has double hull or sides, are facilities available to inert ballast tanks and other void spaces?	Yes

9.15.1	Can these tanks/spaces be purged with air?	Yes

9.16	Where is the location of the emergency IGS connection?	Ballast Tank Trunks

9.16.1	What is the size of the emergency IGS connection?	152.4 Millimeters

9.17	Is a Crude Oil Washing (COW) installation fitted? (If No, ignore remainder of this section)	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

9.18	Are COW drive units fixed or portable?	Fixed

9.19	Are COW drive units programmable?	Yes

9.20	Is vessel capable of performing COW at the same time as cargo discharge?	Yes

9.21	Is there an approved COW Manual on board?	Yes

9.22	What is the working pressure of the COW lines?	10 Bar

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 10 CHAPTER 10

1	MOORING

10.1	Does the vessel comply with the latest edition of OCIMF Mooring Equipment Guidelines?	Yes

2	MOORINGWIRES (ON DRUMS)

10.2.1	Mooring Wires (On Drums) Forecastle (Number)	Not applicable

10.2.2	Mooring Wires (On Drums) Forecastle (Diameter)	Not applicable

10.2.3	Mooring Wires (On Drums) Forecastle (Material)	Not applicable

10.2.4	Mooring Wires (On Drums) Forecastle (Length)	Not applicable

10.2.5	Mooring Wires (On Drums) Forecastle (Breaking Strength)	Not applicable

10.3.1	Mooring Wires (On Drums) Forward Main Deck (Number)	Not applicable

10.3.2	Mooring Wires (On Drums) Forward Main Deck (Diameter)	Not applicable

10.3.3	Mooring Wires (On Drums) Forward Main Deck (Material)	Not applicable

10.3.4	Mooring Wires (On Drums) Forward Main Deck (Length)	Not applicable

10.3.5	Mooring Wires (On Drums) Forward Main Deck (Breaking Strength)	Not applicable

10.4.1	Mooring Wires (On Drums) Aft Main Deck (Number)	Not applicable

10.4.2	Mooring Wires (On Drums) Aft Main Deck (Diameter)	Not applicable

10.4.3	Mooring Wires (On Drums) Aft Main Deck (Material)	Not applicable

10.4.4	Mooring Wires (On Drums) Aft Main Deck (Length)	Not applicable

10.4.5	Mooring Wires (On Drums) Aft Main Deck (Breaking Strength)	Not applicable

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

10.5.1	Mooring Wires (On Drums) Poop (Number)	Not applicable

10.5.2	Mooring Wires (On Drums) Poop (Diameter)	Not applicable

10.5.3	Mooring Wires (On Drums) Poop (Material)	Not applicable

10.5.4	Mooring Wires (On Drums) Poop (Length)	Not applicable

10.5.5	Mooring Wires (On Drums) Poop (Breaking Strength)	Not applicable

3	MOORINGWIRE TAILS

10.6	Type of shackle	Not applicable

10.7.1	Mooring Wire Tails Forecastle (Number)	Not applicable

10.7.2	Mooring Wire Tails Forecastle (Diameter)	Not applicable

10.7.3	Mooring Wire Tails Forecastle (Material)	Not applicable

10.7.4	Mooring Wire Tails Forecastle (Length)	0 Meters

10.7.5	Mooring Wire Tails Forecastle (Breaking Strength)	Not applicable

10.8.1	Mooring Wire Tails Forward Main Deck (Number)	Not applicable

10.8.2	Mooring Wire Tails Forward Main Deck (Diameter)	Not applicable

10.8.3	Mooring Wire Tails Forward Main Deck (Material)	Not applicable

10.8.4	Mooring Wire Tails Forward Main Deck (Length)	Not applicable

10.8.5	Mooring Wire Tails Forward Main Deck (Breaking Strength)	Not applicable

10.9.1	Mooring Wire Tails Aft Main Deck (Number)	Not applicable

10.9.2	Mooring Wire Tails Aft Main Deck (Diameter)	Not applicable

10.9.3	Mooring Wire Tails Aft Main Deck (Material)	Not applicable

10.9.4	Mooring Wire Tails Aft Main Deck (Length)	Not applicable

10.9.5	Mooring Wire Tails Aft Main Deck (Breaking Strength)	Not applicable

10.10.1	Mooring Wire Tails Poop (Number)	Not applicable

10.10.2	Mooring Wire Tails Poop (Diameter)	Not applicable

10.10.3	Mooring Wire Tails Poop (Material)	Not applicable

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

10.10.4	Mooring Wire Tails Poop (Length)	Not applicable

10.10.5	Mooring Wire Tails Poop (Breaking Strength)	Not applicable

4	MOORING ROPES (ON DRUMS)

10.11.1	Mooring Ropes (On Drums) Forecastle (Number)	4

10.11.2	Mooring Ropes (On Drums) Forecastle (Diameter)	28 Millimeters

10.11.3	Mooring Ropes (On Drums) Forecastle (Material)	AmSteel Blue

10.11.4	Mooring Ropes (On Drums) Forecastle (Length)	250 Meters

10.11.5	Mooring Ropes (On Drums) Forecastle (Breaking Strength)	61.2 Tonnes

10.12.2	Mooring Ropes (On Drums) Forward Main Deck (Diameter)	28 Millimeters

10.12.3	Mooring Ropes (On Drums) (Material) Forward Main Deck	AmSteel Blue

10.12.4	Mooring Ropes (On Drums) Forward Main Deck (Length)	250 Meters

10.12.5	Mooring Ropes (On Drums) Forward Main Deck (Breaking Strength)	61.2 Tonnes

10.13.1	Mooring Ropes (On Drums) Aft Main Deck (Number)	2

10.13.2	Mooring Ropes (On Drums) Aft Main Deck (Diameter)	28 Millimeters

10.13.3	Mooring Ropes (On Drums) Aft Main Deck (Material)	AmSteel Blue

10.13.4	Mooring Ropes (On Drums) Aft Main Deck (Length)	250 Meters

10.13.5	Mooring Ropes (On Drums) Aft Main Deck (Breaking Strength)	61.2 Tonnes

10.14.1	Mooring Ropes (On Drums) Poop (Number)	5

10.14.2	Mooring Ropes (On Drums) Poop (Diameter)	28 Millimeters

10.14.3	Mooring Ropes (On Drums) Poop (Material)	AmSteel Blue

10.14.4	Mooring Ropes (On Drums) Poop (Length)	250 Meters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

10.14.5	Mooring Ropes (On Drums) Poop (Breaking Strength)	61.2 Tonnes

5	OTHER MOORING LINES

10.15.1	Other Mooring Lines Forecastle (Number)	Not applicable

10.15.2	Other Mooring Lines Forecastle (Diameter)	28 Millimeters

10.15.3	Other Mooring Lines Forecastle (Material)	AM steel blue

10.15.4	Other Mooring Lines Forecastle (Length)	250 Meters

10.15.5	Other Mooring Lines Forecastle (Breaking Strength)	61.5 Tonnes

10.16.1	Other Mooring Lines Forward Main Deck (Number)	Not applicable

10.16.2	Other Mooring Lines Forward Main Deck (Diameter)	Not applicable

10.16.3	Other Mooring Lines Forward Main Deck (Material)	Not applicable

10.16.4	Other Mooring Lines Forward Main Deck (Length)	Not applicable

10.16.5	Other Mooring Lines Forward Main Deck (Breaking Strength)	Not applicable

10.17.1	Other Mooring Lines Aft Main Deck (Number)	Not applicable

10.17.2	Other Mooring Lines Aft Main Deck (Diameter)	Not applicable

10.17.3	Other Mooring Lines Aft Main Deck (Material)	Not applicable

10.17.4	Other Mooring Lines Aft Main Deck (Length)	Not applicable

10.17.5	Other Mooring Lines Aft Main Deck (Breaking Strength)	Not applicable

10.18.1	Other Mooring Lines Poop (Number)	Not applicable

10.18.2	Other Mooring Lines Poop (Diameter)	Not applicable

10.18.3	Other Mooring Lines Poop (Material)	Not applicable

10.18.4	Other Mooring Lines Poop (Length)	Not applicable

10.18.5	Other Mooring Lines Poop (Breaking Strength)	Not applicable

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

6	SPARE MOORING WIRES

10.19.1	Spare Mooring Wires (Identity 1)	Not applicable

10.19.2	Number (Identity 1)	Not applicable

10.19.3	Diameter (Identity 1)	Not applicable

10.19.4	Material (Identity 1)	Not applicable

10.19.5	Length (Identity 1)	Not applicable

10.19.6	Breaking Strength (Identity 1)	Not applicable

10.19.1.1	Spare Mooring Wires (Identity 2)	Not applicable

10.19.1.2	Number (Identity 2)	Not applicable

10.19.1.3	Diameter (Identity 2)	Not applicable

10.19.1.4	Material (Identity 2)	Not applicable

10.19.1.5	Length (Identity 2)	Not applicable

10.19.1.6	Breaking Strength (Identity 2)	Not applicable

7	SPARE MOORING ROPES

10.20.1	Spare Mooring Ropes (Identity 1)	Bow

10.20.2	Number (Identity 1)	1

10.20.3	Diameter (Identity 1)	28 Millimeters

10.20.4	Material (Identity 1)	AmSteel Blue

10.20.5	Length (Identity 1)	250 Meters

10.20.6	Breaking Strength (Identity 1)	61.2 Tonnes

10.20.1.1	Spare Mooring Ropes (Identity 2)	Bow

10.20.1.2	Number (Identity 2)	1

10.20.1.3	Diameter (Identity 2)	28 Millimeters

10.20.1.4	Material (Identity 2)	AmSteel Blue

10.20.1.5	Length (Identity 2)	250 Meters

10.20.1.6	Breaking Strength (Identity 2)	61.2 Tonnes

8	SPARE MOORING TAILS

10.21.1	Spare Mooring Tails (Identity 1)	Not applicable

10.21.2	Number (Identity 1)	Not applicable

10.21.3	Diameter (Identity 1)	Not applicable

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

10.21.4	Material (Identity 1)	Not applicable

10.21.5	Length (Identity 1)	Not applicable

10.21.6	Breaking Strength (Identity 1)	Not applicable

10.21.1.1	Spare Mooring Tails (Identity 2)	Not applicable

10.21.1.2	Number (Identity 2)	Not applicable

10.21.1.3	Diameter (Identity 2)	Not applicable

10.21.1.4	Material (Identity 2)	Not applicable

10.21.1.5	Length (Identity 2)	Not applicable

10.21.1.	Breaking Strength (Identity 2)

9	MOORING WINCHES

10.22.1	Forecastle (Number)

10.22.2	Forecastle (Single Drum or Double Drums)

10.22.3	Forecastle (Split Drums Y/N)	Yes

10.22.4	Forecastle (Motive Power)	Hydraulic

10.22.5	Forecastle (Heaving Power)	16.86 Tonnes

10.22.6	Forecastle (Brake Capacity)	49.23 Tonnes

10.22.7	Forecastle (Hauling Speed)	15 Meters/Minute

10.23.1	Forward Main Deck (Number)	2

10.23.2	Forward Main Deck (Single Drum or Double Drums)	Double

10.23.3	Forward Main Deck (Split Drums Y/N)	Yes

10.23.4	Forward Main Deck (Motive Power)	Hydraulic

10.23.5	Forward Main Deck (Heaving Power)	16.86 Tonnes

10.23.6	Forward Main Deck (Brake Capacity)	49.23 Tonnes

10.23.7	Forward Main Deck (Hauling Speed)	15 Meters/Minute

10.24.1	Aft Main Deck (Number)	2

10.24.2	Aft Main Deck (Single Drum or Double Drums)	Double

10.24.3	Aft Main Deck (Split Drums Y/N)	Yes

10.24.4	Aft Main Deck (Motive Power)	Hydraulic

10.24.5	Aft Main Deck (Heaving Power)	16.86 Tonnes

10.24.6	Aft Main Deck (Brake Capacity)	49.23 Tonnes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

10.24.7	Aft Main Deck (Hauling Speed)	15 Meters/Minute

10.25.1	Poop (Number)	5

10.25.2	Poop (Single Drum or Double Drums)	Double

10.25.3	Poop (Split Drums Y/N)	Yes

10.25.4	Poop (Motive Power)	Hydraulic

10.25.5	Poop (Heaving Power)	16.86 Tonnes

10.25.6	Poop (Brake Capacity)	49.23 Tonnes

10.25.7	Poop (Hauling Speed)	15 Meters/Minute

10.26	What type of winch brakes are fitted?	Friction Brake

10.27	Is brake testing equipment on board?	Yes

10.28	When were the brakes last tested?	9 January 2009

10	MOORING BITTS

10.29	How many sets of mooring bitts are fitted on forecastle?	6

10.30	How many sets of mooring bitts are fitted on forward main deck?	5

10.31	How many sets of mooring bitts are fitted on aft main deck?	3

10.32	How many sets of mooring bitts are fitted on poop deck?	12

10.33	Distance of mooring chock for breast/spring lines forward of center of manifold	35 Meters

10.34	Distance of mooring chock for breast/spring lines aft of center of manifold	35 Meters

11 ANCHORS AND WINDLASS

10.35	What is the motive power of the windlass?	Hydraulic

10.36	What is the cable diameter?	66.675 Millimeters

10.37	Number of shackles - port cable?	11

10.38	Number of shackles - starboard cable?	11

10.39	Are bitter end connections to both cables capable of being slipped?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

12	EMERGENCY TOWING ARRANGEMENTS

10.40	Is the vessel fitted with an Emergency Towing Arrangement? If no, ignore remainder of this section.	Yes

10.41.1	Type of system (Forward)	Chain

10.41.2	Type of system (Aft)	Cable

10.42.1	Safe Working Load (SWL) of system (Forward)	100 Tonnes

10.42.2	Safe Working Load (SWL) of system (Aft)	100 Tonnes

10.43.1	Is pick-up gear provided? (Forward)	Not applicable

10.43.2	Is pick-up gear provided? (Aft)	Yes

10.44.1	Towing pennant length (Forward)	Not applicable

10.44.2	Towing pennant length (Aft)	86 Meters

10.45.1	Towing pennant diameter (Forward)	Not applicable

10.45.2	Towing pennant diameter (Aft)	57 Millimeters

10.46.1	Type of strong point (Smit bracket etc) (Forward)	chain stopper for 76 chain swl 200t

10.46.2	Type of strong point (Smit bracket etc) (Aft)	600A #80 SWL 200t

10.47.1	Chafing chain size (Forward)	76 Millimeters

10.47.2	Chafing chain size (Aft)	Not applicable

10.48.1	Fairlead size (in format ABCmm x XYZmm) (Forward)	600 x450

10.48.2	Fairlead size (in format ABCmm x XYZmm) (Aft)	600x450

10.49.1	Is pedestal roller fitted? (Forward)	Yes

10.49.2	Is pedestal roller fitted? (Aft)

10.50.1	Is vessel provided with towing wire? (Forward)	No

10.50.2	Is vessel provided with towing wire? (Aft)

10.50.1.1	If Yes, what is the diameter of towing wire? (Forward)	Millimeters

10.50.1.2	If Yes, what is the diameter of towing wire? (Aft)	0 Millimeters

10.50.2.1	If Yes, what is the length of towing wire? (Forward)	0 Meters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

10.50.2.2	If Yes, what is the length of towing wire? (Aft)	0 Meters

10.52	What is the number of bitts in the bow area?	2

10.53	What is the height of the bitts in the bow area?	732 Millimeters

10.54	What is the safe working load of the bitts in the bow area?	55.7 Tonnes

10.55	What is the distance between bow fairleads and nearest bitts?	1600 Millimeters

10.58	SWL of bollard on poopdeck suitable for escort tug	55 Tonnes

10.59	Are stern chock and bollard capable of towing astern to 90 degrees?	Yes

14	SINGLE POINT MOORING (SPM) EQUIPMENT

10.60	Does vessel comply with the latest edition of OCIMF ‘Recommendations for Equipment Employed in the Mooring of Vessels at Single Point Moorings (SPM)’?	Yes

10.61	Is vessel fitted with chain stopper(s)?	Yes

10.61.1	If Yes, how many?	1

10.61.2	If Yes, state type	Smitt

10.61.3	If Yes, what is the Safe Working Load (SWL)?	200 Tonnes

10.62	What is the maximum size chain diameter the bow stopper(s) can handle?	76 Millimeters

10.63	Are closed fairleads of OCIMF recommended size (600mm x 450mm)?	Yes

10.63.1	If not, give details of size (in format ABCmm x XYZmm)	Not applicable

10.64	If two forward bow fairleads are fitted give distance between them	Not applicable

10.65	What is the distance between the bow fairlead and stopper/bracket?	3063 Millimeters

10.66	What is the distance from the stopper bracket to roller lead/winch drum?	Meters

10.67	Is there a direct lead from the bow stopper to the winch drum (not the warping end)?

10.68	Is the winch storage drum capable of safely accommodating 150m X 80mm fibre pick up rope?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

10.69	Is the winch storage drum capable of safely accommodating 200m X 80mm fibre pick up rope?

15	BOW MOORING ARRANGEMENT DIAGRAM

10.70	Bow Mooring Arrangement Diagram

16	MANIFOLD ARRANGEMENT

10.71	Manifold Arrangement Diagram

10.72	Distance K end of drip tray to center line of deck cleat	0 Millimeters

10.73	Distance L spill tray to centre line of bollard	0 Millimeters

10.74	Distance M length of bollard	0 Millimeters

17	LIFTINGEQUIPMENT

10.75	How many derricks does the vessel have?	Not applicable

10.75.1	What is their safe working load (SWL)?	Not applicable

10.75.2	Date last tested	Not applicable

10.76	If cranes are fitted, how many?	1

10.76.1	What is their safe working load (SWL)?	10 Tonnes

10.76.2	Date last tested	9 January 2009

10.77	Is Safe Working Load (SWL) clearly marked on all lifting equipment?	Yes

10.78	Do the vessel’s derricks or cranes reach at least 1 metre outboard of rail?	Yes

10.79	How many bitts are there on each side of the manifold for tying off submarine hoses?	7

18	OTHER EQUIPMENT

10.80	Are accommodation ladders arranged to face aft when rigged?	Yes

10.81	Does vessel have Suez Canal boat davits?

10.82	Does vessel have Suez Canal projector?

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 11 CHAPTER 11

1	COMMUNICATIONS AND ELECTRONICS

11.1	Is vessel certified for GMDSS?	Yes

11.2	What GMDSS areas is the vessel classed for? Al A2 A3 A4	A3

11.3	Transponder (SART)	Yes

11.4	EPIRB	Yes

11.5	How many VHF radios are fitted on the bridge?	2

11.6	Is vessel fitted with VHF in the cargo control room (CCR)?	No

11.7	Is the CCR connected to the vessel’s internal communication system?	Yes

11.8	How many intrinsically safe walkie talkies are provided for cargo handling?	18

11.9	Is vessel fitted with an INMARSAT satellite communications system?	Yes

11.10	Does vessel carry at least three survival craft two-way radio telephones?	Yes

11.11	List any other communications equipment carried:

11.12	Can vessel transmit the helicopter homing signal on 410 KHz?

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 12 CHAPTER 12
1	MAIN PROPULSION

12.1	Means of main propulsion	Motor

12.1.1	If motor state whether two stroke or four stroke	2 Stroke

12.1.2	If four stroke, state how many engines fitted	0

12.2	Does vessel have single or twin propellers?	Single

12.3	Is vessel fitted with fixed or controllable pitch propeller(s)?	Fixed

12.4	How many boilers are fitted?	Not applicable

12.4.1	What is rated output of boilers?	Not applicable

12.5	What type of fuel is used for main propulsion?	HFO 380 cst

12.6	Are pressurised fuel pipes double sheathed?	Yes

127	When moored at SBM, is main engine capable of being run astern at low revolutions for extended periods (up to 24 hours continuously)?	Yes

12.8	Is vessel capable of maintaining speed below 5 Knots?	Yes

12.9	Is vessel fitted for Unmanned Machinery Space (UMS) operation?	Yes

12.9.1	Is vessel operated in UMS mode?

2	THRUSTERS

12.10	Is vessel fitted with a bow thruster?	Not applicable

12.10.1	If Yes, give Brake Horse Power	Not applicable

12.11	Is vessel fitted with a stern thruster?

12.11.1	If Yes, give Brake Horse Power	Not applicable

12.12	Is vessel fitted with high angle rudder?

12.12.1	If yes, what type	Not applicable

3	GENERATORS

12.13	How many power generators are fitted?	3

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

12.13.1	Indicate type of power generator(s)	MAN 6L23/30H 960KW

12.14	What type of fuel is used in the generating plant?	MGO Marine Gas Oil

12.15	Is vessel fitted with emergency generator or batteries?	Emergency generator

4	MAIN ENGINE AIR START COMPRESSORS

12.16	Number of main engine start compressors	20

12.17	Operating pressure	30 Bar

12.18	Motive power of emergency compressor	136 Cu Meter/Hour

5	BUNKERS

12.19.1	Fuel Oil (Tank Name)	HFO Bunker TK Port

12.19.2	Fuel Oil (Capacity)	334 Cu Meters

12.19.3	Diesel Oil (Tank Name)	Light Diesel TK Stbd

12.19.4	Diesel Oil (Capacity)	30 Cu Meters

12.19.5	Gas Oil (Tank Name)	MGO STOR TK Port

12.19.6	Gas Oil (Capacity)	45 Cu Meters

12.20.1	Fuel Oil (Tank Name)	HFO Bunker TK Stbd

12.20.2	Fuel Oil (Capacity)	492 Cu Meters

12.20.3	Diesel Oil (Tank Name)	Light Diesel Settler TK

12.20.4	Diesel Oil (Capacity)	6.4 Cu Meters

12.20.5	Gas Oil (Tank Name)	MGO STOR TK Stbd

12.20.6	Gas Oil (Capacity)	113.68 Cu Meters

12.21.1	Fuel Oil (Tank Name)	HFO SERV TK Port

12.21.2	Fuel Oil (Capacity)	39.4 Cu Meters

12.21.3	Diesel Oil (Tank Name)	Light Diesel Serv. TK

12.21.4	Diesel Oil (Capacity)	7 Cu Meters

12.21.5	Gas Oil (Tank Name)	NO. 2 MGO SERV TK

12.21.6	Gas Oil (Capacity)	23.5 Cu Meters

12.22.1	Fuel Oil (Tank Name)	HFO SETT TK Port

12.22.2	Fuel Oil (Capacity)	39.4 Cu Meters

12.22.3	Diesel Oil (Tank Name)

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

12.22.4	Diesel Oil (Capacity)	0 Cu Meters

12.22.5	Gas Oil (Tank Name)	NO. 1 MGO SERV. TK Port

12.22.6	Gas Oil (Capacity)	20.8 Cu Meters

12.23.1	Fuel Oil (Tank Name)	L.S.H.FO. Bunker TK Center

12.23.2	Fuel Oil (Capacity)	191.2 Cu Meters

12.23.3	Diesel Oil (Tank Name)

12.23.4	Diesel Oil (Capacity)	0 Cu Meters

12.23.5	Gas Oil (Tank Name)

12.23.6	Gas Oil (Capacity)	0 Cu Meters

12.24.1	Fuel Oil (Tank Name)	L.S.H.F.O SETT TK Port

12.24.2	Fuel Oil (Capacity)	50.1 Cu Meters

12.24.3	Diesel Oil (Tank Name)

12.24.4	Diesel Oil (Capacity)	0 Cu Meters

12.24.5	Gas Oil (Tank Name)

12.24.6	Gas Oil (Capacity)	0 Cu Meters

12.25.1	Fuel Oil (Tank Name)	L.S.H.F.O Serv. TK Port

12.25.2	Fuel Oil (Capacity)	46.1 Cu Meters

12.25.3	Diesel Oil (Tank Name)

12.25.4	Diesel Oil (Capacity)	0 Cu Meters

12.25.5	Gas Oil (Tank Name)

12.25.6	Gas Oil (Capacity)	0 Cu Meters

6	STEERING GEAR

12.26	What type of steering gear fitted?	Yoowon Hydraulic

12.27	How many motorized hydraulic pumps or motors fitted?	2

12.28	How many telemotors fitted?	Not applicable

12.29	Is an emergency rudder arrest/rudder control fitted?	Yes

7	ANTI-POLLUTION

12.30	Is an engine-room bilge high level alarm fitted?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

12.31	Is a pump room bilge high level alarm fitted?	No

12.32	Is there a permanently installed system for the disposal of residues from the machinery space sludge tank to shore?	Yes

12.33	Are there facilities on board to incinerate machinery space sludge?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

CHAPTER 13 CHAPTER 13
1	SHIP TO SHIP TRANSFER

13.1	Does vessel comply with recommendations contained in OCIMF/ICS Ship To Ship Transfer Guide (Petroleum)?	Yes

13.2	Are at least 7 ratings available to assist with mooring operations?	Yes

13.3	What is Safe Working Load (SWL) of bitts in the manifold area?	25 Tonnes

13.4	Are manifold bitts at least 35 metres away from the breastlines leading fore and aft?	Yes

13.5	What is maximum outreach of vessel’s cranes or derricks outboard of the ship’s side?	5.9 Meters

13.6	Are four (4) 200m x 40mm messenger lines available for Ship-To-Ship (STS) mooring operations?

13.7	Are there two (2) closed chocks with associated bollards and leads to winches located within 35 metres forward and aft of the centre of the cargo manifold?	Yes

CHAPTER 14 CHAPTER 14

1	CHEMICAL CARRIER INFORMATION

14.1	In the case of a Chemical Carrier carrying oil, does the vessel comply fully with the requirements of MARPOL as per Section 8 of the IOPP Supplement (Form B)?	Yes

14.2	Is vessel equipped with an emergency portable cargo pump?	Yes

14.3	Are independent high level alarms fitted?	Yes

14.4	Is a tank overflow control system fitted?

14.4.1	Are these also fitted to deck tanks?

14.5	Are there cargo tank filling restrictions?

14.5.1	If yes

14.5.2	Filling restrictions are

14.6	Is the ship fitted with a fixed remote reading temperature system?	Yes

14.7	Is the ship fitted with a fixed remote pressure gauging equipment?	Yes

14.8	Specify other cargo measurement equipment available	Hermetic

14.9	Is an Efficient Stripping System fitted?	Yes

14.9.1	Are independent stripping lines fitted?

14.9.2	What is the material of stripping lines?

14.9.3	What is the diameter of the stripping lines?	0 Millimeters

2	IGS

14.10.1	(IGS) Composition of gas supplied by	Oil Fired Generator

14.10.2	Nitrogen%	82.9 Percent

14.10.3	Carbon Dioxide %	14 Percent

14.10.4	Oxygen %	3 Percent

14.10.5	Sulphur Dioxide %	.005 Percent

14.10.6	Carbon Monoxide %	.01 Percent

14.10.7	Oxides of Nitrogen %	.015 Percent

14.10.8	Dew Point degrees Celsius	Degrees C

14.11.1	(IGS) Composition of gas supplied by	Oil Fired Generator

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.11.2	Nitrogen%	0 Percent

14.11.3	Carbon Dioxide %	0 Percent

14.11.4	Oxygen %	0 Percent

14.11.5	Sulphur Dioxide %	0 Percent

14.11.6	Carbon Monoxide %	0 Percent

14.11.7	Oxides of Nitrogen %	0 Percent

14.11.8	Dew Point degrees Celsius	0 Degrees C

14.12	Is Cargo Tank Drier fitted?

14.12.1	If yes, manufacturer name

14.12.2	Capacity	0 Cu Meter/Hour

14.13	Is bottled Nitrogen available for deck use?

14.14	Is steam available on deck?	Yes

3	TANK CONDITIONING

14.15	Is there a fixed ventilation system?	Not applicable

14.15.1	What is the Total capacity?	0 Cu Meter/Hour

14.16	Is the fixed ventilation system fitted with a dehumidifier ?

14.16.1	What is the Total capacity?	0 Cu Meter/Hour

14.17	Is there independent piping?

14.17.1	Through cargo lines

14.17.2	Portable fans	Yes

14.17.3	Number:	2

14.17.4	Type:	Pneumatic

14.17.5	Capacity (one)	6850 Cu Meter/Hour

14.18	Are there gas freeing stand pipes?	No

14.18.1	Portable:

14.18.2	Fixed

4	SAFETY

14.19	Is there Protective equipment for the protection of crew members available as per IBC 14.1.1/ BCH 3.16.1.?	Yes

14.20	When required by the Chemical Code, is respiratory and eye protection for every person on board available for emergency escape purposes?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.21	When required by the Chemical Code, is there on board at least three sets of personnel protection safety equipment (IBC 14.2.1 / BCH 3.16)?	Yes

14.22	Is an Oxygen resuscitator available on board?	Yes

14.23	Are there at least two decontamination showers available on deck?	Yes

5	CARGO AND OTHER MANNIFOLDS

14.24	Total number of manifold connections per side

14.24.1.1	Number (Port)	6

14.24.1.2	Size (Port)	355 Millimeters

13.24.2.1	Number (Starboard)	6

13.24.2.2	Size (Starboard)	355 Millimeters

14.25	Designed Max. loading rate	3600 Cu Meter/Hour

14.26	Height of cargo vapour connections above keel	21.25 Meters

14.27	Located on both sides?	Yes

14.28	Is there an additional connection to cargo system on deck?

14.28.1	If yes, position (distance from bow)	0 Meters

6	CARGO AND OTHER MANIFOLD DIAGRAM

14.29	Cargo and Other Manifold Diagram

14.30	Dimension A	0 Millimeters

14.31	Dimension B	0 Millimeters

14.32	Dimension C	0 Millimeters

14.33	Dimension D	0 Millimeters

14.34	Dimension E	0 Millimeters

14.35	Dimension a	0 Millimeters

14.36	Dimension b	0 Millimeters

14.37	Dimension x	0 Millimeters

14.38	Dimension y	0 Millimeters

14.39	Dimension z	0 Millimeters

1440.	Dimension i	0 Meters

14.41	Dimension ii	0 Millimeters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.42	Dimension iii	0 Millimeters

7	CARGO TANK PARTICULARS

14.43.1	TANK NUMBER	1 port- Stbd

14.43.2	TANK LOCATION	Wings

14.43.3	IMO TYPE	3

14.43.4	CAPACITY 100%	2826 Cu Meters

14.43.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.43.6	MAX. TANK PRESSURE	0.2 Bar

14.43.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.43.8	PRESSURE MONITOR	Yes

14.43.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.43.10	STRIPPED ROB	13 Litres

14.43.11	HEATING MAX. TEMP	75 Degrees C

14.43.12	COOLING MIN. TEMP	Not applicable

14.43.13	CONSTRUCTION MATERIAL OR COATING	EPX

14.43.14	COATING DATE	9 January 2009

14.43.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.43.16	HI/HI LEVEL ALARM TYPE	Float

14.43.17	LEVEL GAUGE TYPE	F

14.43.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.43.19	CLOSED SAMPLE TYPE	Hermatic

14.44.1	TANK NUMBER

14.44.2	TANK LOCATION	Wings

14.44.3	IMO TYPE	3

14.44.4	CAPACITY 100%	4477.8 Cu Meters

14.44.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.44.6	MAX. TANK PRESSURE	0.2 Bar

14.44.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.44.8	PRESSURE MONITOR

14.44.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.44.10	STRIPPED ROB	13 Litres

14.44.11	HEATING MAX. TEMP	75 Degrees C

14.44.12	COOLING MIN. TEMP	0 Degrees C

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.44.13	CONSTRUCTION MATERIAL OR COATING	EPX

14.44.14	COATING DATE	9 January 2009

14.44.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.44.16	HI/HI LEVEL ALARM TYPE	Float

14.44.17	LEVEL GAUGE TYPE	F

14.44.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.44.19	CLOSED SAMPLE TYPE	Hermatic

14.45.1	TANK NUMBER	3 port- stbd

14.45.2	TANK LOCATION	Wings

14.45.3	IMO TYPE	3

14.45.4	CAPACITY 100%	4883 Cu Meters

14.45.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.45.6	MAX. TANK PRESSURE	0.2 Bar

14.45.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.45.8	PRESSURE MONITOR	Yes

14.45.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.45.10	STRIPPED ROB	13 Litres

14.45.11	HEATING MAX. TEMP	75 Degrees C

14.45.12	COOLING MIN. TEMP	Not applicable

14.45.13	CONSTRUCTION MATERIAL OR COATING	EPX

14.45.14	COATING DATE	9 January 2009

14.45.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.45.16	HI/HI LEVEL ALARM TYPE	Float

14.45.17	LEVEL GAUGE TYPE	F

14.45.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.45.19	CLOSED SAMPLE TYPE	Hermetic

14.46.1	TANK NUMBER	4 Port- Stbd.

14.46.2	TANK LOCATION	Wings

14.46.3	IMO TYPE	3

14.46.4	CAPACITY 100%	4883 Cu Meters

14.46.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.46.6	MAX. TANK PRESSURE	0.2 Bar

14.46.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.46.8	PRESSURE MONITOR	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.46.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.46.10	STRIPPED ROB	13 Litres

14.46.11	HEATING MAX. TEMP	75 Degrees C

14.46.12	COOLING MIN. TEMP	Not applicable

14.46.13	CONSTRUCTION MATERIAL OR COATING	EPX

14.46.14	COATING DATE	9 January 2009

14.46.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.46.16	HI/HI LEVEL ALARM TYPE	Float

14.46.17	LEVEL GAUGE TYPE	F

14.46.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.46.19	CLOSED SAMPLE TYPE	hermetic

14.47.1	TANK NUMBER	5 Port- Stbd

14.47.2	TANK LOCATION	Wings

14.47.3	IMO TYPE	3

14.47.4	CAPACITY 100%	4832 Cu Meters

14.47.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.47.6	MAX. TANK PRESSURE	0.2 Bar

14.47.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.47.8	PRESSURE MONITOR	Yes

14.47.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.47.10	STRIPPED ROB	13 Litres

14.47.11	HEATING MAX. TEMP	75 Degrees C

14.47.12	COOLING MIN. TEMP	Not applicable

14.47.13	CONSTRUCTION MATERIAL OR COATING	EPX

14.47.14	COATING DATE	9 January 2009

14.47.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.47.16	HI/HI LEVEL ALARM TYPE	Float

14.47.17	LEVEL GAUGE TYPE	SAAB

14.47.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.47.19	CLOSED SAMPLE TYPE	Hermetic

14.48.1	TANK NUMBER	6 port- Stbd

14.48.2	TANK LOCATION	Wings

14.48.3	IMO TYPE	3

14.48.4	CAPACITY 100%	4273.6 Cu Meters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.48.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.48.6	MAX. TANK PRESSURE	0.2 Bar

14.48.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.48.8	PRESSURE MONITOR	Yes

14.48.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.48.10	STRIPPED ROB	13 Litres

14.48.11	HEATING MAX. TEMP	75 Degrees C

14.48.12	COOLING MIN. TEMP	Not applicable

14.48.13	CONSTRUCTION MATERIAL OR COATING	EPX

14.48.14	COATING DATE	9 January 2009

14.48.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.48.16	HI/HI LEVEL ALARM TYPE	Float

14.48.17	LEVEL GAUGE TYPE	F

14.48.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.48.19	CLOSED SAMPLE TYPE	Hermetic

14.49.1	TANK NUMBER

14.49.2	TANK LOCATION

14.49.3	IMO TYPE

14.49.4	CAPACITY 100%	0 Cu Meters

14.49.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.49.6	MAX. TANK PRESSURE	0 Bar

14.49.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.49.8	PRESSURE MONITOR

14.49.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.49.10	STRIPPED ROB	0 Litres

14.49.11	HEATING MAX. TEMP	0 Degrees C

14.49.12	COOLING MIN. TEMP	0 Degrees C

14.49.13	CONSTRUCTION MATERIAL OR COATING

14.49.14	COATING DATE

14.49.15	HIGH LEVEL ALARM TYPE

14.49.16	HI/HI LEVEL ALARM TYPE

14.49.17	LEVEL GAUGE TYPE

14.49.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.49.19	CLOSED SAMPLE TYPE

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.50.1	TANK NUMBER

14.50.2	TANK LOCATION

14.50.3	IMO TYPE

14.50.4	CAPACITY 100%	0 Cu Meters

14.50.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.50.6	MAX. TANK PRESSURE	0 Bar

14.50.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.50.8	PRESSURE MONITOR

14.50.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.50.10	STRIPPED ROB	0 Litres

14.50.11	HEATING MAX. TEMP	0 Degrees C

14.50.12	COOLING MIN. TEMP	0 Degrees C

14.50.13	CONSTRUCTION MATERIAL OR COATING

14.50.14	COATING DATE

14.50.15	HIGH LEVEL ALARM TYPE

14.50.16	HI/HI LEVEL ALARM TYPE

14.50.17	LEVEL GAUGE TYPE

14.50.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.50.19	CLOSED SAMPLE TYPE

14.51.1	TANK NUMBER

14.51.2	TANK LOCATION

14.51.3	IMO TYPE

14.51.4	CAPACITY 100%	0 Cu Meters

14.51.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.51.6	MAX. TANK PRESSURE	0 Bar

14.51.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.51.8	PRESSURE MONITOR

14.51.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.51.10	STRIPPED ROB	0 Litres

14.51.11	HEATING MAX. TEMP	0 Degrees C

14.51.12	COOLING MIN. TEMP	0 Degrees C

14.51.13	CONSTRUCTION MATERIAL OR COATING

14.51.14	COATING DATE

14.51.15	HIGH LEVEL ALARM TYPE

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.51.16	HI/HI LEVEL ALARM TYPE

14.51.17	LEVEL GAUGE TYPE

14.51.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.51.19	CLOSED SAMPLE TYPE

14.52.1	TANK NUMBER

14.52.2	TANK LOCATION

14.52.3	IMO TYPE

14.52.4	CAPACITY 100%	0 Cu Meters

14.52.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.52.6	MAX. TANK PRESSURE	0 Bar

14.52.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.52.8	PRESSURE MONITOR

14.52.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.52.10	STRIPPED ROB	0 Litres

14.52.11	HEATING MAX. TEMP	0 Degrees C

14.52.12	COOLING MIN. TEMP	0 Degrees C

14.52.13	CONSTRUCTION MATERIAL OR COATING

14.52.14	COATING DATE

14.52.15	HIGH LEVEL ALARM TYPE

14.52.16	HI/HI LEVEL ALARM TYPE

14.52.17	LEVEL GAUGE TYPE

14.52.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.52.19	CLOSED SAMPLE TYPE

14.53.1	TANK NUMBER

14.53.2	TANK LOCATION

14.53.3	IMO TYPE

14.53.4	CAPACITY 100%	0 Cu Meters

14.53.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.53.6	MAX. TANK PRESSURE	0 Bar

14.53.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.53.8	PRESSURE MONITOR

14.53.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.53.10	STRIPPED ROB	0 Litres

14.53.11	HEATING MAX. TEMP	0 Degrees C

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.53.12	COOLING MIN. TEMP	0 Degrees C

14.53.13	CONSTRUCTION MATERIAL OR COATING

14.53.14	COATING DATE

14.53.15	HIGH LEVEL ALARM TYPE

14.53.16	HI/HI LEVEL ALARM TYPE

4.53.17	LEVEL GAUGE TYPE

14.53.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.53.19	CLOSED SAMPLE TYPE

14.54.1	TANK NUMBER

14.54.2	TANK LOCATION

14.54.3	IMO TYPE

14.54.4	CAPACITY 100%	0 Cu Meters

14.54.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.54.6	MAX. TANK PRESSURE	0 Bar

14.54.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.54.8	PRESSURE MONITOR

14.54.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.54.10	STRIPPED ROB	0 Litres

14.54.11	HEATING MAX. TEMP	0 Degrees C

14.54.12	COOLING MIN. TEMP	0 Degrees C

14.54.13	CONSTRUCTION MATERIAL OR COATING

14.54.14	COATING DATE

14.54.15	HIGH LEVEL ALARM TYPE

14.54.16	HI/HI LEVEL ALARM TYPE

1454.17	LEVEL GAUGE TYPE

14.54.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.54.19	CLOSED SAMPLE TYPE

14.55.1	TANK NUMBER

14.55.2	TANK LOCATION

14.55.3	IMO TYPE

14.55.4	CAPACITY 100%	0 Cu Meters

14.55.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.55.6	MAX. TANK PRESSURE	0 Bar

14.55.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.55.8	PRESSURE MONITOR

14.55.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.55.10	STRIPPED ROB	0 Litres

14.55.11	HEATING MAX. TEMP	0 Degrees C

14.55.12	COOLING MIN. TEMP	0 Degrees C

14.55.13	CONSTRUCTION MATERIAL OR COATING

14.55.14	COATING DATE

14.55.15	HIGH LEVEL ALARM TYPE

14.55.16	HI/HI LEVEL ALARM TYPE

1455.17	LEVEL GAUGE TYPE

14.55.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.55.19	CLOSED SAMPLE TYPE

14.56.1	TANK NUMBER

14.56.2	TANK LOCATION

14.56.3	IMO TYPE

14.56.4	CAPACITY 100%	0 Cu Meters

14.56.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.56.6	MAX. TANK PRESSURE	0 Bar

14.56.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.56.8	PRESSURE MONITOR

14.56.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.56.10	STRIPPED ROB	0 Litres

14.56.11	HEATING MAX. TEMP	0 Degrees C

14.56.12	COOLING MIN. TEMP	0 Degrees C

14.56.13	CONSTRUCTION MATERIAL OR COATING

14.56.14	COATING DATE

14.56.15	HIGH LEVEL ALARM TYPE

14.56.16	HI/HI LEVEL ALARM TYPE

14.56.17	LEVEL GAUGE TYPE

14.56.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.56.19	CLOSED SAMPLE TYPE

14.57.1	TANK NUMBER

14.57.2	TANK LOCATION

14.57.3	IMO TYPE

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.57.4	CAPACITY 100%	0 Cu Meters

14.57.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.57.6	MAX. TANK PRESSURE	0 Bar

14.57.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.57.8	PRESSURE MONITOR

14.57.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.57.10	STRIPPED ROB	0 Litres

14.57.11	HEATING MAX. TEMP	0 Degrees C

14.57.12	COOLING MIN. TEMP	0 Degrees C

14.57.13	CONSTRUCTION MATERIAL OR COATING

14.57.14	COATING DATE

14.57.15	HIGH LEVEL ALARM TYPE

14.57.16	HI/HI LEVEL ALARM TYPE

14.57.17	LEVEL GAUGE TYPE

14.57.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.57.19	CLOSED SAMPLE TYPE

14.58.1	TANK NUMBER

14.58.2	TANK LOCATION

14.58.3	IMO TYPE

14.58.4	CAPACITY 100%	0 Cu Meters

14.58.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.58.6	MAX. TANK PRESSURE	0 Bar

14.58.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.58.8	PRESSURE MONITOR

14.58.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.58.10	STRIPPED ROB	0 Litres

14.58.11	HEATING MAX. TEMP	0 Degrees C

14.58.12	COOLING MIN. TEMP	0 Degrees C

14.58.13	CONSTRUCTION MATERIAL OR COATING

14.58.14	COATING DATE

14.58.15	HIGH LEVEL ALARM TYPE

14.58.16	HI/HI LEVEL ALARM TYPE

14.58.17	LEVEL GAUGE TYPE

14.58.18	VAPOUR LOCKS DIAMETER	0 Millimeters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.58.19	CLOSED SAMPLE TYPE

14.59.1	TANK NUMBER

14.59.2	TANK LOCATION

14.59.3	IMO TYPE

14.59.4	CAPACITY 100%	0 Cu Meters

14.59.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.59.6	MAX. TANK PRESSURE	0 Bar

14.59.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.59.8	PRESSURE MONITOR

14.59.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.59.10	STRIPPED ROB	0 Litres

14.59.11	HEATING MAX. TEMP	0 Degrees C

14.59.12	COOLING MIN. TEMP	0 Degrees C

14.59.13	CONSTRUCTION MATERIAL OR COATING

14.59.14	COATING DATE

14.59.15	HIGH LEVEL ALARM TYPE

14.59.16	HI/HI LEVEL ALARM TYPE

14.59.17	LEVEL GAUGE TYPE

14.59.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.59.19	CLOSED SAMPLE TYPE

14.60.1	TANK NUMBER

14.60.2	TANK LOCATION

14.60.3	IMO TYPE

14.60.4	CAPACITY 100%	0 Cu Meters

14.60.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.60.6	MAX. TANK PRESSURE	0 Bar

14.60.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.60.8	PRESSURE MONITOR

14.60.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.60.10	STRIPPED ROB	0 Litres

14.60.11	HEATING MAX. TEMP	0 Degrees C

14.60.12	COOLING MIN. TEMP	0 Degrees C

14.60.13	CONSTRUCTION MATERIAL OR COATING

14.60.14	COATING DATE

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.60.15	HIGH LEVEL ALARM TYPE

14.60.16	HI/HI LEVEL ALARM TYPE

14.60.17	LEVEL GAUGE TYPE

14.60.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.60.19	CLOSED SAMPLE TYPE

14.61.1	TANK NUMBER

14.61.2	TANK LOCATION

14.61.3	IMO TYPE

14.61.4	CAPACITY 100%	0 Cu Meters

14.61.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.61.6	MAX. TANK PRESSURE	0 Bar

14.61.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.61.8	PRESSURE MONITOR

14.61.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.61.10	STRIPPED ROB	0 Litres

14.61.11	HEATING MAX. TEMP	0 Degrees C

14.61.12	COOLING MIN. TEMP	0 Degrees C

14.61.13	CONSTRUCTION MATERIAL OR COATING

14.61.14	COATING DATE

14.61.15	HIGH LEVEL ALARM TYPE

14.61.16	HI/HI LEVEL ALARM TYPE

14.61.17	LEVEL GAUGE TYPE

14.61.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.61.19	CLOSED SAMPLE TYPE

14.62.1	TANK NUMBER

14.62.2	TANK LOCATION

14.62.3	IMO TYPE

14.62.4	CAPACITY 100%	0 Cu Meters

14.62.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.62.6	MAX. TANK PRESSURE	0 Bar

14.62.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.62.8	PRESSURE MONITOR

14.62.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.62.10	STRIPPED ROB	0 Litres

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.62.11	HEATING MAX. TEMP	0 Degrees C

14.62.12	COOLING MIN. TEMP	0 Degrees C

14.62.13	CONSTRUCTION MATERIAL OR COATING

14.62.14	COATING DATE

14.62.15	HIGH LEVEL ALARM TYPE

14.62.16	HI/HI LEVEL ALARM TYPE

14.62.17	LEVEL GAUGE TYPE

14.62.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.62.19	CLOSED SAMPLE TYPE

14.63.1	TANK NUMBER

14.63.2	TANK LOCATION

14.63.3	IMO TYPE

14.63.4	CAPACITY 100%	0 Cu Meters

14.63.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.63.6	MAX. TANK PRESSURE	0 Bar

14.63.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.63.8	PRESSURE MONITOR

14.63.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.63.10	STRIPPED ROB	0 Litres

14.63.11	HEATING MAX. TEMP	0 Degrees C

14.63.12	COOLING MIN. TEMP	0 Degrees C

14.63.13	CONSTRUCTION MATERIAL OR COATING

14.63.14	COATING DATE

14.63.15	HIGH LEVEL ALARM TYPE

14.63.16	HI/HI LEVEL ALARM TYPE

14.63.17	LEVEL GAUGE TYPE

14.63.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.63.19	CLOSED SAMPLE TYPE

14.64.1	TANK NUMBER

14.64.2	TANK LOCATION

14.64.3	IMO TYPE

14.64.4	CAPACITY 100%	0 Cu Meters

14.64.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.64.6	MAX. TANK PRESSURE	0 Bar

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.64.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.64.8	PRESSURE MONITOR

14.64.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.64.10	STRIPPED ROB	0 Litres

14.64.11	HEATING MAX. TEMP	0 Degrees C

14.64.12	COOLING MIN. TEMP	0 Degrees C

14.64.13	CONSTRUCTION MATERIAL OR COATING

14.64.14	COATING DATE

14.64.15	HIGH LEVEL ALARM TYPE

14.64.16	HI/HI LEVEL ALARM TYPE

14.64.17	LEVEL GAUGE TYPE

14.64.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.64.19	CLOSED SAMPLE TYPE

8	BALLAST TANK CAPACITIES

14.65.1	TANK NUMBER	1 port

14.65.2	TANK LOCATION	Port

14.65.3	COATING DATE	15 June 2009

14.65.4	CAPACITY	1000 Cu Meter/Hour

14.66.1	TANK NUMBER	1 stbd.

14.66.2	TANK LOCATION	Starboard

14.66.3	COATING DATE	15 June 2009

14.66.4	CAPACITY	1000 Cu Meter/Hour

14.67.1	TANK NUMBER	2 port

14.67.2	TANK LOCATION	Port

14.67.3	COATING DATE	15 June 2009

14.67.4	CAPACITY	1000 Cu Meter/Hour

14.68.1	TANK NUMBER	2 stbd.

14.68.2	TANK LOCATION	Starboard

14.68.3	COATING DATE	15 June 2009

14.68.4	CAPACITY	1000 Cu Meter/Hour

14.69.1	TANK NUMBER	3 port

14.69.2	TANK LOCATION	Port

14.69.3	COATING DATE	15 June 2009

14.69.4	CAPACITY	1000 Cu Meter/Hour

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.70.1	TANK NUMBER	3 stbd.

14.70.2	TANK LOCATION	Starboard

14.70.3	COATING DATE	15 June 2009

14.70.4	CAPACITY	1000 Cu Meter/Hour

14.71.1	TANK NUMBER	4 port

14.71.2	TANK LOCATION	Port

14.71.3	COATING DATE	15 June 2009

14.71.4	CAPACITY	1000 Cu Meter/Hour

14.72.1	TANK NUMBER	4 stbd.

14.72.2	TANK LOCATION	Port

14.72.3	COATING DATE	15 June 2009

14.72.4	CAPACITY	1000 Cu Meter/Hour

14.73.1	TANK NUMBER	5 port

14.73.2	TANK LOCATION	Port

14.73.3	COATING DATE	15 June 2009

14.73.4	CAPACITY	1000 Cu Meter/Hour

14.74.1	TANK NUMBER	5 stbd.

14.74.2	TANK LOCATION	Starboard

14.74.3	COATING DATE	Not applicable

14.74.4	CAPACITY	1000 Cu Meter/Hour

14.75.1	TANK NUMBER	6 port

14.75.2	TANK LOCATION	Port

14.75.3	COATING DATE	9 January 2009

14.75.4	CAPACITY	1000 Cu Meter/Hour

14.76.1	TANK NUMBER	6 stbd

14.76.2	TANK LOCATION	Starboard

14.76.3	COATING DATE	9 January 2009

14.76.4	CAPACITY	1000 Cu Meter/Hour

14.77.1	TANK NUMBER	Forepeak

14.77.2	TANK LOCATION	Center

14.77.3	COATING DATE	9 January 2009

14.77.4	CAPACITY	1000 Cu Meter/Hour

14.78.1	TANK NUMBER	Aft Peak

14.78.2	TANK LOCATION	Center

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.78.3	COATING DATE	15 June 2009

14.78.4	CAPACITY	1000 Cu Meter/Hour

14.79.1	TANK NUMBER

14.79.2	TANK LOCATION

14.79.3	COATING DATE

14.79.4	CAPACITY	0 Cu Meter/Hour

14.80.1	TANK NUMBER

14.80.2	TANK LOCATION

14.80.3	COATING DATE

14.80.4	CAPACITY	0 Cu Meter/Hour

14.81.1	TANK NUMBER

14.81.2	TANK LOCATION

14.81.3	COATING DATE

14.81.4	CAPACITY	0 Cu Meter/Hour

14.82.1	TANK NUMBER

14.82.2	TANK LOCATION

14.82.3	COATING DATE

14.82.4	CAPACITY	0 Cu Meter/Hour

14.83.1	TANK NUMBER

14.83.2	TANK LOCATION

14.83.3	COATING DATE

14.83.4	CAPACITY	0 Cu Meter/Hour

14.84.1	TANK NUMBER

14.84.2	TANK LOCATION

14.84.3	COATING DATE

14.84.4	CAPACITY	0 Cu Meter/Hour

14.85.1	TANK NUMBER

14.85.2	TANK LOCATION

14.85.3	COATING DATE

14.85.4	CAPACITY	0 Cu Meter/Hour

14.86	TOTAL CAPACITY	0 Cu Meter/Hour

9	TANK CLEANING SYSTEM

14.87	Is tank cleaning equipment fixed in cargo tanks?	Yes

14.88	Is portable tank cleaning equipment available?	Yes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

14.89	What is the capacity of one tank cleaning machine?	36.5 Cu Meter/Hour

14.89.1	At pressure of:	9 Bar

14.89.2	Duration of complete cycle	120 Minutes

14.89.3	Nozzle diameter	30 Millimeters

14.90	Tank washing pump capacity	140 Cu Meter/Hour

14.91	Is a washing water heater fitted?	Yes

14.91.1	What is the Max. washing water temperature?	80 Degrees C

14.92	Maximum number of machines operative at pressure above	4

14.93	Where there is different type of equipment used, what is the capacity and type of equipment?	Not applicable

CHAPTER 15 CHAPTER 15

1	GAS CARRIER INFORMATION

15.1	Does vessel have an IOPPC with Form B identifying the vessel as an oil product carrier?	Yes

15.2	Do the Safety Construction and Safety Equipment Certificates identify the vessel as a ‘tanker engaged in the trade of carrying oil other than crude oil’?	No

2	CARGO INFORMATION

15.3	List products which the ship is Certified to carry

3	TRANSPORT AND CARRIAGE CONDITIONS

15.4	What is the Minimum allowable tank temperature?	Not applicable

15.5	What is the Maximum Permissible tank pressure?	Not applicable

15.6	Lowest permissible cargo tank pressure	Not applicable

15.7	What are the Number of grades that can be loaded/ carried/discharged simultaneously and completely segregated without risk of contamination?	Not applicable

15.8	What is the Number of Products that can be conditioned by reliquefaction simultaneously?	0

15.9	State the number of natural segregations (NB: Separation must be by the removal of spools or the insertion of blanks)	0

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.10	Material of Construction of Cargo Piping System

15.11	Is Cargo piping system fitted with filters?

15.11.1	If yes, can cargo piping filters be by-passed or removed?

15.12	Are Expansion loops fitted?

15.13	Are liquid cargo lines free of expansion bellows?

15.14	Location of Booster pumps

4 CARGO TANKS

15.15	What Type and materials of cargo tanks?

15.16	Maximum allowable relief valve setting	0 Bar guage

15.17	IMO Setting	0 Bar guage

15.18	USCG Setting	0 Bar guage

15.19	Safety valve set pressure - if variable give range of pilot valves	0 Bar

15.19.1	If variable give range of pilot valves - from:	0 Bar

15.19.2	If variable give range of pilot valves - to:	0 Bar

15.20	Maximum Vacuum	0 KP/CM2

15.21	Maximum cargo specific density	0

15.22	Maximum rate of cool down	0 Degrees C/Hr

15.23	State any limitations regarding partially filled tanks

15.24	State allowable combinations of filled and empty tanks

5 CARGO TANK CAPACITIES

15.25.1	Tank 1 Capacity m3 (100%)	0 Cu Meters

15.25.2	Tank 1 Butane Tonnes	0 Tonnes

15.25.3	Tank 1 Butane degrees C	0 Degrees C

15.25.4	Tank 1 Propane Tonnes	0 Tonnes

15.25.5	Tank 1 Propane degrees C	0 Degrees C

15.25.6	Tank 1 Ammonia Tonnes	0 Tonnes

15.25.7	Tank 1 Ammonia degrees C	0 Degrees C

15.25.7.1	Specify other cargo

15.25.8	Tank 1 “other” Tonnes	0 Tonnes

15.25.9	Tank 1 “other” degrees C	0 Degrees C

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.25.10	Tank 1 “other” Tonnes	0 Tonnes

15.25.11	Tank 1 “other” degrees C	0 Degrees C

15.26.1	Tank 2 Capacity m3 (100%)	0 Cu Meters

15.26.2	Tank 2 Butane Tonnes	0 Tonnes

15.26.3	Tank 2 Butane degrees C	0 Degrees C

15.26.4	Tank 2 Propane Tonnes	0 Tonnes

15.26.5	Tank 2 Propane degrees C	0 Degrees C

15.26.6	Tank 2 Ammonia Tonnes	0 Tonnes

15.26.7	Tank 2 Ammonia degrees C	0 Degrees C

15.26.7.1	Specify other cargo

15.26.8	Tank 2 “other” Tonnes	0 Tonnes

15.26.9	Tank 2 “other” degrees C	0 Degrees C

15.26.10	Tank 2 “other” Tonnes	0 Tonnes

15.26.11	Tank 2 “other” degrees C	0 Degrees C

15.27.1	Tank 3 Capacity m3 (100%)	0 Cu Meters

15.27.2	Tank 3 Butane Tonnes	0 Tonnes

15.27.3	Tank 3 Butane degrees C	0 Degrees C

15.27.4	Tank 3 Propane Tonnes	0 Tonnes

15.27.5	Tank 3 Propane degrees C	0 Degrees C

15.27.6	Tank 3 Ammonia Tonnes	0 Tonnes

15.27.7	Tank 3 Ammonia degrees C	0 Degrees C

15.27.7.1	Specify other cargo

15.27.8	Tank 3 “other” Tonnes	0 Tonnes

15.27.9	Tank 3 “other” degrees C	0 Degrees C

15.27.10	Tank 3 “other” Tonnes	0 Tonnes

15.27.11	Tank 3 “other” degrees C	0 Degrees C

15.28.1	Tank 4 Capacity m3 (100%)	0 Cu Meters

15.28.2	Tank 4 Butane Tonnes	0 Tonnes

15.28.3	Tank 4 Butane degrees C	0 Degrees C

15.28.4	Tank 4 Propane Tonnes	0 Tonnes

15.28.5	Tank 4 Propane degrees C	0 Degrees C

15.28.6	Tank 4 Ammonia Tonnes	0 Tonnes

15.28.7	Tank 4 Ammonia degrees C	0 Degrees C

15.28.7.1	Specify other cargo

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.28.8	Tank 4 “other” Tonnes	0 Tonnes

15.28.9	Tank 4 “other” degrees C	0 Degrees C

15.28.10	Tank 4 “other” Tonnes	0 Tonnes

15.28.11	Tank 4 “other” degrees C	0 Degrees C

15.29.1	Tank 5 Capacity m3 (100%)	0 Cu Meters

15.29.2	Tank 5 Butane Tonnes	0 Tonnes

15.29.3	Tank 5 Butane degrees C	0 Degrees C

15.29.4	Tank 5 Propane Tonnes	0 Tonnes

15.29.5	Tank 5 Propane degrees C	0 Degrees C

15.29.6	Tank 5 Ammonia Tonnes	0 Tonnes

15.29.7.1	Specify other cargo

15.29.7	Tank 5 Ammonia degrees C	0 Degrees C

15.29.8	Tank 5 “other” Tonnes	0 Tonnes

15.29.9	Tank 5 “other” degrees C	0 Degrees C

15.29.10	Tank 5 “other” Tonnes	0 Tonnes

15.29.11	Tank 5 “other” degrees C	0 Degrees C

15.30.1	Tank 6 Capacity m3 (100%)	0 Cu Meters

15.30.2	Tank 6 Butane Tonnes	0 Tonnes

15.30.3	Tank 6 Butane degrees C	0 Degrees C

15.30.4	Tank 6 Propane Tonnes	0 Tonnes

15.30.5	Tank 6 Propane degrees C	0 Degrees C

15.30.6	Tank 6 Ammonia Tonnes	0 Tonnes

15.30.7	Tank 6 Ammonia degrees C	0 Degrees C

15.30.7.1	Specify other cargo

15.30.8	Tank 6 “other” Tonnes	0 Tonnes

15.30.9	Tank 6 “other” degrees C	0 Degrees C

15.30.10	Tank 6 “other” Tonnes	0 Tonnes

15.30.11	Tank 6 “other” degrees C	0 Degrees C

15.31.1	Tank 7 Capacity m3 (100%)	0 Cu Meters

15.31.2	Tank 7 Butane Tonnes	0 Tonnes

15.31.3	Tank 7 Butane degrees C	0 Degrees C

15.31.4	Tank 7 Propane Tonnes	0 Tonnes

15.31.5	Tank 7 Propane degrees C	0 Degrees C

15.31.6	Tank 7 Ammonia Tonnes	0 Tonnes

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.31.7	Tank 7 Ammonia degrees C	0 Degrees C

15.31.7.1	Specify other cargo

15.31.8	Tank 7 “other” Tonnes	0 Tonnes

15.31.9	Tank 7 “other” degrees C	0 Degrees C

15.31.10	Tank 7 “other” Tonnes	0 Tonnes

15.31.11	Tank 7 “other” degrees C	0 Degrees C

15.32.1	Tank 8 Capacity m3 (100%)	0 Cu Meters

15.32.2	Tank 8 Butane Tonnes	0 Tonnes

15.32.3	Tank 8 Butane degrees C	0 Degrees C

15.32.4	Tank 8 Propane Tonnes	0 Tonnes

15.32.5	Tank 8 Propane degrees C	0 Degrees C

15.32.6	Tank 8 Ammonia Tonnes	0 Tonnes

15.32.7	Tank 8 Ammonia degrees C	0 Degrees C

15.32.7.1	Specify other cargo

15.32.8	Tank 8 “other” Tonnes	0 Tonnes

15.32.9	Tank 8 “other” degrees C	0 Degrees C

15.32.10	Tank 8 “other” Tonnes	0 Tonnes

15.32.11	Tank 8 “other” degrees C	0 Degrees C

15.33	Total Capacity of all tanks (100%)	0 Cu Meters

15.34	Total Capacity of all Butane tanks Tonnes	0 Tonnes

15.35	Total Capacity of all Propane tanks Tonnes	0 Tonnes

15.36	Total Capacity of all Ammonia tanks Tonnes	0 Tonnes

15.37	Total Capacity of all “other” tanks Tonnes	0 Tonnes

15.38	Total Capacity of all “other” tanks Tonnes	0 Tonnes

6	LOADING RATES

15.39	From Refrigerated Storage

15.39.1	Butane - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.39.2	Butane - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.39.3	Propane - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.39.4	Propane - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.39.5	Ammonia - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.39.6	Ammonia - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.39.7	“other” - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.39.7.1	Specify other cargo

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.39.8	“other” - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.39.9	“other” - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.39.10	“other” - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.40	From Pressure Storage

15.40.1	Butane 0-30deg C - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.40.2	Butane 0-30deg C - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.40.3	Propane 0 deg C - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.40.4	Propane 0 deg C - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.40.5	Propane 10 deg C - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.40.6	Propane 10 deg C - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.40.7	Propane 20 deg C - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.40.8	Propane 20 deg C - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.40.9	Propane 30 deg C - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.40.10	Propane 30 deg C - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.41	Special remarks

7	DISCHARGING - GENERAL

15.42	Cargo Pumps

15.42.1	Type of Cargo Pumps

15.42.2	Number of pumps per tank	0

15.42.3	Rate per Pump m3/hr	0 Cu Meter/Hour

15.42.4	At Delivery Head mlc	0 Meters liquid column

15.42.5	Maximum density kg/m3	0 KG/Cu Meter

15.43	Booster Pump

15.43.1	Type of Booster Pumps

15.43.2	Number of pumps per tank	0

15.43.3	Rate per Pump m3/hr	0 Cu Meter/Hour

15.43.4	At Delivery Head mlc	0 Meters liquid column

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.43.5	Maximum density kg/m3	0 KG/Cu Meter

8	DISCHARGE PERFORMANCE

15.44	Full Cargo Discharge Times (using all main pumps)

15.44.1	Fully Refrigerated

15.44.1.1	Hours (Back Press 1 kP/cm2) with vapor return	0 Hours

15.44.1.2	Hours (Back Press 1 kP/cm2) without vapor return	0 Hours

15.44.1.3	Hours (Back Press 5 kP/cm2) with vapor return	0 Hours

15.44.1.4	Hours (Back Press 5 kP/cm2) without vapor return	0 Hours

15.44.1.5	Hours (Back Press 10 kP/cm2) with vapor return	0 Hours

15.44.1.6	Hours (Back Press 10 kP/cm2) without vapor return	0 Hours

15.44.2	Pressurized

15.44.2.1	Hours (Back Press 1 kP/cm2) with vapor return	0 Hours

15.44.2.2	Hours (Back Press 1 kP/cm2) without vapor return	0 Hours

15.44.2.3	Hours (Back Press 5 kP/cm2) with vapor return	0 Hours

15.44.2.4	Hours (Back Press 5 kP/cm2) without vapor return	0 Hours

15.44.2.5	Hours (Back Press 10 kP/cm2) with vapor return	0 Hours

15.44.2.6	Hours (Back Press 10 kP/cm2) without vapor return	0 Hours

9	UNPUMPABLES

15.45	Tank 1 (m3)	0 Cu Meters

15.46	Tank 2 (m3)	0 Cu Meters

15.47	Tank 3 (m3)	0 Cu Meters

15.48	Tank 4 (m3)	0 Cu Meters

15.49	Tank 5 (m3)	0 Cu Meters

15.50	Tank 6 (m3)	0 Cu Meters

15.51	Tank 7 (m3)	0 Cu Meters

15.52	Tank 8 (m3)	0 Cu Meters

15.53	Total	0 Cu Meters

10	VAPORIZING UNPUMPABLES

15.54	Process used

15.55	Time to vaporize liquid unpumpables remaining after full cargo discharge - Propane	0 Hours

15.56	Time to vaporize liquid unpumpables remaining after full cargo discharge - Butane	0 Hours

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.57	Time to vaporize liquid unpumpables remaining after full cargo discharge - Ammonia	0 Hours

15.58	Specify other cargo

15.58.1	Time to vaporize liquid unpumpables remaining after full cargo discharge - Other	0 Hours

15.59	Specify other cargo

15.59.1	Time to vaporize liquid unpumpables remaining after full cargo discharge - Other	0 Hours

15.60	Specify other cargo

15.60.1	Time to vaporize liquid unpumpables remaining after full cargo discharge - Other	0 Hours

11	RELIQUEFACTION PLANT

15.61	Plant Design Conditions - air temperature degrees C	0 Degrees C

15.61.1	Plant Design Conditions - sea temperature degrees C	0 Degrees C

15.62	Is the plant single stage/direct?

15.62.1	Is the plant two stage/direct?

15.62.2	Is the plant simple cascade?

15.63	Coolant type

15.64	Compressor type

15.64.1	Compressor makers name

15.64.2	Number of compressors	0

15.64.3	Capacity per unit	0 Cu Meter/Hour

15.64.4	Are they Oil Free?

12	COOLING CAPACITY

15.65.1	State Cooling capacity for Propane @ -42 degrees C	0 KCaI/Hour

15.65.2	State Cooling capacity for Propane @ -20 degrees C	0 KCaI/Hour

15.65.3	State Cooling capacity for Propane @ -5 degrees C	0 KCaI/Hour

15.66.1	State Cooling capacity for Butane @ -42 degrees C	0 KCaI/Hour

15.66.2	State Cooling capacity for Butane @ -20 degrees C	0 KCaI/Hour

15.66.3	State Cooling capacity for Butane @ -5 degrees C	0 KCaI/Hour

13	CARGO TEMPERATURE LOWERING CAPABILITY

15.67	Time taken to lower the temperature of:

15.67.1.1	Propane from … degrees C to - 42 degrees C	0 Hours

15.67.1.2	Hours	0 Hours

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.67.1.3	Propane from -5 degrees C to - 42 degrees C	0 Hours

15.67.1.4	Propane from -38 degrees C to - 42 degrees C	0 Hours

15.67.1.5	Propane from +20 degrees C to - 0.5 degrees C	0 Hours

15.67.1.6	Propane from +10 degrees C to - 0.5 degrees C	0 Hours

15.67.2.1	Butane from +20 degrees C to - 0.5 degrees C	0 Hours

15.67.2.2	Butane from +10 degrees C to - 0.5 degrees C	0 Hours

15.67.2.3	Butane from +10 degrees C to - 0.5 degrees C	0 Hours

15.67.3.1	Cargo

15.67.3.2	From	0 Degrees C

15.67.3.3	To	0 Degrees C

15.67.3.4	Hours	0 Hours

15.67.4.1	Cargo

15.67.4.2	From	0 Degrees C

15.67.4.3	To	0 Degrees C

15.67.4.4	Hours	0 Hours

15.67.5.1	Cargo

15.67.5.2	From	0 Degrees C

15.67.5.3	To	0 Degrees C

15.67.5.4	Hours	0 Hours

15.67.6.1	Cargo

15.67.6.2	From	0 Degrees C

15.67.6.3	To	0 Degrees C

15.67.6.4	Hours	0 Hours

15.68	Is there an emergency discharge method available?

15.68.1	If yes, the method is:

15.69	Sample points are provided for vapour

15.69.1	Sample points are provided for liquid

14	DECK TANK CAPACITIES

15.70	Are Deck pressure tanks fitted ?

15.71	Propane Capacity	0 Cu Meters

15.72	Butane Capacity	0 Cu Meters

15.73	Ammonia Capacity	0 Cu Meters

15.74	Maximum allowable relief valve setting	0 Bar guage

15.75	Material of tank

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15	PRE-LOADING COOLDOWN

15.76.1	Propane - Quantity of Coolant Required	0 Cu Meters

15.76.2	Propane - Time required to cooldown cargo tanks from ambient temperature with vapour return line	0 Hours

15.76.3	Propane - Time required to cooldown cargo tanks from ambient temperature without vapour return line	0 Hours

15.77.1	Butane - Quantity of Coolant Required	0 Cu Meters

15.77.2	Butane - Time required to cooldown cargo tanks from ambient temperature with vapour return line	0 Hours

15.77.3	Butane - Time required to cooldown cargo tanks from ambient temperature without vapour return line	0 Hours

15.78.1	Ammonia - Quantity of Coolant Required	0 Cu Meters

15.78.2	Ammonia - Time required to cooldown cargo tanks from ambient temperature with vapour return line	0 Hours

15.78.3	Ammonia - Time required to cooldown cargo tanks from ambient temperature without vapour return line	0 Hours

15.79.1	VCM - Quantity of Coolant Required	0 Cu Meters

15.79.2	VCM - Time required to cooldown cargo tanks from ambient temperature without vapour return line	0 Hours

15.79.3	VCM - Time required to cooldown cargo tanks from ambient temperature with vapour return line	0 Hours

16	VAPORISER

15.80	Type of Vaporiser

15.81	Number of Vaporisers fitted	0

15.82.1	Capacity per unit - Propane	0 Cu Meter/Hour vapour

15.82.2	Liquid Supply Rate	0 Cu Meter/Hour liquid

15.82.3	Delivery Temperature	0 Degrees C

15.83.1	Capacity per unit - Ammonia	0 Cu Meter/Hour vapour

15.83.2	Liquid Supply Rate	0 Cu Meter/Hour liquid

15.83.3	Delivery Temperature	0 Degrees C

15.84.1	Capacity per unit - Nitrogen	0 Cu Meter/Hour vapour

15.84.2	Liquid Supply Rate	0 Cu Meter/Hour liquid

15.84.3	Delivery Temperature	0 Degrees C

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

17	BLOWER

15.85	Type of Blower

15.85.1	Rated Capacity	0 Cu Meter/Hour

15.85.2	Delivery Pressure	0 KP/CM2

18	CARGO RE-HEATER

15.86	Type of Re-Heater

15.86.1	Number fitted	0

15.86.2	Heating Medium

15.87.1	Discharge rates with sea water at 15 degrees C to raise product temperature of Propane from -42 degrees C to -5 degrees C	0 Cu Meter/Hour

15.87.2	Discharge rates with sea water at 15 degrees C to raise product temperature of Ammonia from -42 degrees C to -5 degrees C	0 Cu Meter/Hour

19	HYDRATE CONTROL

15.88	What is the type of Depressant?

15.89	What is the freezing point temperature?	0 Degrees C

15.90	What is the Quantity of Depressant Carried?	0 Litres

15.91	What is the means of injection?

15.92	Name any other system used

15.93	Is there an Additional pressure relief system fitted?

15.94	Is Emergency cargo jettison provided?

15.95	If yes, can Emergency cargo jettisoning be isolated from the cargo system when not in use?

20	CARGO MEASUREMENT

15.96	Level Gauges

15.96.1	Are level gauges local or remote?

15.96.2	Name of manufacture

15.96.3	Type

15.96.4	Rated Accuracy	0 Percent

15.96.5	Certifying Authority

15.96.6	Are slip tubes installed?

15.97	Temperature Gauges

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.97.1	Name of manufacture

15.97.2	Type

15.97.3	Rated Accuracy	0 Percent

15.97.4	Certifying Authority

15.98	Pressure Gauges

15.98.1	Name of manufacture

15.98.2	Type

15.98.3	Rated Accuracy	0 Percent

15.98.4	Certifying Authority

15.99	Oxygen Analyser

15.99.1	Name of manufacture

15.99.2	Type

15.99.3	What is the lowest level measurable?	0 Percent

15.100	Fixed Gas Analyser

15.100.1	Name of manufacture

15.100.2	Type

15.101	Are Cargo tank calibration tables available?

15.101.1	Name of Measuring Company

15.101.2	Name of Certifying Authority

15.102.1	Calibration calculated to cm?

15.102.2	Calibration calculated to 1/2 cm?

15.103.1	Tables established to cm?

15.103.2	Tables established to mm?

15.103.3	Tables established to “other”

15.104	Are trim and list corrections available?

15.105	Are temperature corrections available?

15.106	Are float gauge tape corrections available?

21	CARGO SAMPLING

15.107	Indicate whether cargo samples may be obtained from the levels specified:

15.107.1.1	Tank 1 top	1

15.107.1.2	Tank 1 middle	2

15.107.1.3	Tank bottom	3

15.107.2.1	Tank 2 top	1

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.107.2.2	Tank 2 middle	2

15.107.2.3	Tank 2 bottom	3

15.107.3.1	Tank 3 top	1

15.107.3.2	Tank 3 middle	2

15.107.3.3	Tank 3 bottom	3

15.107.4.1	Tank 4 top	1

15.107.4.2	Tank 4 middle	2

15.107.4.3	Tank 4 bottom	3

15.107.5.1	Tank 5 top	1

15.107.5.2	Tank 5 middle	2

15.107.5.3	Tank 5 bottom	3

15.107.6.1	Tank 6 top	1

15.107.6.2	Tank 6 middle	2

15.107.6.3	Tank 6 bottom	3

15.107.7.1	Tank 7 top	1

15.107.7.2	Tank 7 middle	2

15.107.7.3	Tank 7 bottom	3

15.107.8.1	Tank 8 top	1

15.107.8.2	Tank 8 middle	2

15.107.8.3	Tank 8 bottom	3

15.108	Can samples be drawn from tank vapour outlet?

15.109	Can samples be drawn from manifold liquid line?

15.110	Can samples be drawn from manifold vapour line?

15.111	Can samples be drawn from pump discharge line?

15.112	State sample connection type

15.112.1	State sample connection size	0 Millimeters

15.113	Number of ESD actuation points	0

22	CONNECTIONS TO SHORE FOR ESD AND COMMUNICATIONS SYSTEMS

15.114	Is ESD connection to shore available?

15.114.1	If yes, is the system pneumatic?

15.114.2	If yes, is the system electrical?

15.114.3	If yes, is the system fiber optic?

15.115	What is the type of plug used?

15.116	Are ESD hoses or cables available on board?

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.116.1	If yes, length of pneumatic	0 Millimeters

15.116.2	If yes, length of electrical	0 Millimeters

15.116.3	If yes, length of fiber optic	0 Millimeters

15.117	Is there a connection available for a telephone line?

15.118	Are ESD connections available on both sides of vessel?

15.118.1	Are ESD Fusible plugs fitted at tank domes?

15.118.2	Are ESD Fusible plugs fitted at manifolds?

15.119	Is the link compatible with the SIGTTO guidelines?

15.120	Type of manifold valve

15.120.1	Closing time in seconds	0 Seconds

15.120.2	Is closing time adjustable?

15.121	Is Independent high level shut down system fitted (overflow control)?

15.121.1	If yes, does the independent high level shutdown system also switch off running cargo pumps?

15.122	Shut down level %	0 Percent

23	INERT GAS

15.123	Main IG Plant

15.123.1	Type of system

15.123.2	Capacity	0 Cu Meter/Hour

15.123.3	Type of fuel used

15.123.4	Composition of IG - oxygen	0 Percent

15.123.5	Composition of IG - CO2	0 Percent

15.123.6	Composition of IG - Nox	0 Percent

15.123.7	Composition of IG - N2	0 Percent

15.123.8	Lowest dewpoint achievable	0 Degrees C

15.123.9	Used for

15.124	Auxiliary IG or Nitrogen plant

15.124.1	Type of System

15.124.2	Capacity	0 Cu Meter/Hour

15.124.3	Composition of IG - oxygen	0 Percent

15.124.4	Composition of IG - CO2	0 Percent

15.124.5	Composition of IG - Nox	0 Percent

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.124.6	Composition of IG - N2	0 Percent

15.124.7	Lowest dewpoint achievable	0 Percent

15.124.8	Used for	0 Degrees C

15.125	Nitrogen

15.125.1	Liquid storage capacity	0 Cu Meters

15.125.2	Daily boil-off loss	0 Cu Meters

15.125.3	Maximum supply pressure	0 KP/CM3

15.125.4	Supply capacity	0 Cu Meter/Hour

15.125.5	Used for

24	CARGO TANK INERTING/DE-INERTING

15.126	What is the time taken to inert from fresh air to under 5% 02 at -25 degree C?	0 Hours

15.127	What is the time taken to inert from cargo vapour to fully inert at -25 degrees dewpoint when IG density is less than product?	0 Hours

15.128	What is the time taken to inert from cargo vapour to fully inert at -25 degrees dewpoint when IG density is greater than product?	0 Hours

15.129	Do relief valves discharging liquid cargo from the cargo piping system, discharge to the cargo vent mast?

15.129.1	If yes, is the vent mast equipped with liquid sensor and alarm?

15.129.2	If yes, does the alarm activate the pump stop?

15.130	Is there one ESD valve per manifold?

15.130.1	If no, the arrangement is:

15.131	Is a hand operated valve fitted outboard of the manifold ESD valve?

15.132	Does inert gas piping pass through accommodation spaces, service spaces or control stations?

15.133	Can the Inert Gas System be fully segregated from the cargo system?

15.134	Are liquid drains fitted in cargo piping?

15.135	Are purge points fitted?

15.136	Are local pressure gauges fitted outboard of the manifold valves?

15.137	Is a temperature sensor fitted at or near the manifold?

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.138	Is a cargo compressor room fitted?

15.140	Is protective equipment for the protection of crew members available on board?

15.140.1	When required by the Gas Code, is respiratory and eye protection for every person on board available for emergency escape purposes?

15.140.2	Are two additional sets of respiratory and eye protection available on the navigating bridge?

15.141	Is there a permanently installed system of gas detection fitted?

15.141.1	Is the gas detection system fitted with high and low sampling heads/sensors?

25	GAS FREEING TO FRESH AIR

15.142	Plant used

15.143	What is the time taken from fully inert condition to fully breathable fresh air?	0 Hours

26	CHANGING CARGO GRADES

15.144	Indicate number of hours needed to change grades from the removal of pumpables to tanks fit to load and the quantity of inert gas consumed during the operation

15.144.1.1	From propane to butane	0 Hours

15.144.1.2	From propane to butane	0 Cu Meters

15.144.1.3	From propane to ammonia	0 Hours

15.144.1.4	From propane to ammonia	0 Cu Meters

15.144.1.5	From propane to VCM	0 Hours

15.144.1.6	From propane to VCM	0 Cu Meters

15.144.2.1	From butane to propane	0 Hours

15.144.2.2	From butane to propane	0 Cu Meters

15.144.2.3	From butane to ammonia	0 Hours

15.144.2.4	From butane to ammonia	0 Cu Meters

15.144.2.5	From butane to VCM	0 Hours

15.144.2.6	From butane to VCM	0 Cu Meters

15.144.3.1	From ammonia to propane	0 Hours

15.144.3.2	From ammonia to propane	0 Cu Meters

15.144.3.3	From ammonia to butane	0 Hours

15.144.3.4	From ammonia to butane	0 Cu Meters

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.144.3.5	From ammonia to VCM	0 Hours

15.144.3.6	From ammonia to VCM	0 Cu Meters

15.144.4	Restrictions

15.144.5.1	From VCM to propane	0 Hours

15.144.5.2	From VCM to propane	0 Cu Meters

15.144.5.3	From VCM to butane	0 Hours

15.144.5.4	From VCM to butane	0 Cu Meters

15.144.5.5	From VCM to ammonia	0 Hours

15.144.5.6	From VCM to ammonia	0 Cu Meters

15.144.6	Note any operations that cannot be carried out at sea

27	CARGO MANIFOLD

15.145	Center of manifold to bow	0 Meters

15.146	Center of manifold to stern	0 Meters

15.147.1	Dimension A	0 Millimeters

15.147.2	Dimension B	0 Millimeters

15.147.3	Dimension C	0 Millimeters

15.147.4	Dimension D	0 Millimeters

15.147.5	Dimension E	0 Millimeters

15.147.6	Dimension F	0 Millimeters

15.147.7	Dimension G	0 Millimeters

15.147.8	Dimension H	0 Millimeters

15.148.1	Pipe Flange A - duty

15.148.2	Pipe Flange A - rating	0 Bar

15.148.3	Pipe Flange A - size	0 Millimeters

15.148.4	Pipe Flange A raised or flat face

15.149.1	Pipe Flange B - duty

15.149.2	Pipe Flange B - rating	0 Bar

15.149.3	Pipe Flange B - size	0 Millimeters

15.149.4	Pipe Flange B raised or flat face

15.150.1	Pipe Flange C - duty

15.150.2	Pipe Flange C - rating	0 Bar

15.150.3	Pipe Flange C - size	0 Millimeters

15.150.4	Pipe Flange C raised or flat face

15.151.1	Pipe Flange D - duty

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.151.2	Pipe Flange D - rating	0 Bar

15.151.3	Pipe Flange D - size	0 Millimeters

15.151.4	Pipe Flange D raised or flat face

15.152.1	Pipe Flange E - duty

15.152.2	Pipe Flange E - rating	0 Bar

15.152.3	Pipe Flange E - size	0 Millimeters

15.152.4	Pipe Flange E raised or flat face

15.153.1	Pipe Flange F - duty

15.153.2	Pipe Flange F - rating	0 Bar

15.153.3	Pipe Flange F - size	0 Millimeters

15.153.4	Pipe Flange F raised or flat face

15.154.1	Pipe Flange G - duty

15.154.2	Pipe Flange G - rating	0 Bar

15.154.3	Pipe Flange G - size	0 Millimeters

15.154.4	Pipe Flange G raised or flat face

15.155.1	Pipe Flange H - duty

15.155.2	Pipe Flange H - rating	0 Bar

15.155.3	Pipe Flange H - size	0 Millimeters

15.155.4	Pipe Flange H raised or flat face

15.156	Height above uppermost continuous deck	0 Millimeters

15.157	Distance from ship side	0 Millimeters

15.158	Height above load waterline	0 Millimeters

15.159	Height above light waterline	0 Millimeters

28	MANIFOLD ARRANGEMENT LOCATED ON TOP OF COMPRESSOR

15.160	Distance from rail of compressor room/platform to presentation flanges	0 Millimeters

15.161	Distance from deck of compressor room/platform/try to centre of manifold	0 Millimeters

29	CARGO MANIFOLD REDUCERS

15.162.1	Number of ANSI Class 300 reducers carried onboard	0

15.162.2	Flange rating of ANSI Class 300 reducer	0 Bar

15.162.3	Size of ANSI Class 300 reducer	0 Millimeters

15.162.4	Length of ANSI Class 300 reducer	0 Millimeters

15.163.1	Number of ANSI Class 300 to Class 150 reducers carried onboard	0

Vessel Particulars Questionnaire for Pelican StateIMO: 9408102

15.163.2	Flange rating of ANSI Class 300 to Class 150 reducer	0 Bar

15.163.3	Size of ANSI Class 300 to Class 150 reducer	0 Millimeters

15.163.4	Length of ANSI Class 300 to Class 150 reducer	0 Millimeters

15.164.1	Number of ANSI Class 150 reducers carried onboard	0

15.164.2	Flange rating of Class 150 reducer	0 Bar

15.164.3	Size of ANSI Class 150 reducer	0 Millimeters

15.164.4	Length of ANSI Class 150 reducer	0 Millimeters

CHAPTER 16 CHAPTER 16

1	OBO / OO /COB CARRIERS

16.1	State design of hatches

16.2	State type of hatches

16.3	State if hatches fitted with single or double seals in hatch coaming

16.4	Last date cargo holds/tanks were tested to normal working pressure (min.500mm wg) to prove gas tightness of hatches

16.5	Were the hatches proven to be gas tight?

Appendix B

SHELLTIME 4

Shell Safety and Environmental Monthly Reporting Template	Return to: Shell Trading HSE & Shipping Standards Charterers marked for the attention of: Jerome R. Cooks - OTS/6 Phone: 713.230.1876 Email: Jerry.Crooks@shell.com

Time Chartered Vessel Name
Management Company
Month

OIL SPILL INCIDENTS (Any amount entering the water) Approximate volume in barrels and brief details
ANY OTHER INCIDENTS resulting in or having potential for injury, damage or loss

FOR DEFINITIONS OF INCIDENT CLASSIFICATION AND EXPOSURE HOURS PLEASE SEE OIL COMPANIES

INTERNATIONAL MARINE FORUM (OCIMF) BOOKLET “Marine Injury Reporting Guidelines” (February 1997) or

any subsequent version, amendment, or variation to them

A. No. Of crew:
B. Days in month / period:
EXPOSURE HOURS (A x B x 24):

LOST TIME INJURIES (LTI’S) including brief details / any treatments

TOTAL RECORDABLE CASE INJURIES (TRC’S) including brief details / any treatments

PLEASE CONFIRM YOUR RETURN CONTACT DETAILS:
Name:
Phone:
Fax:
Email:

Return for each calendar month – by 10th of following month.

Contingent Time Charter

CONFIDENTIAL

Shell Safety and Environmental Monthly Reporting Template	Return to: Shell Trading HSE & Shipping Standards Charterers marked for the attention of: Jerome R. Cooks - OTS/6 Phone: 713.230.1876 Email: Jerry.Crooks@shell.com

Time Chartered Vessel Name
Management Company
Month

Notes :

Please enter zero i.e. “0” where any amount is nil (rather than entering “Nil” or N/A”)

Please do not enter a % sign in the entry boxes for Fuel Sulphur content i.e. if it is 3% then just enter “3”.

Cargo loaded for LNG vessels should also be reported as tons and not as m3.

If not possible to measure your refrigerants accurately by weighing, please use best estimate.

Monthly Consumption – Fuel Oil mt
Sulphur content of Fuel Oil (percentage weight)
Monthly Consumption – Diesel and/or Gas Oil mt
Monthly Consumption (LNG ships only) – Fuel Gases mt

Monthly Distance Steamed
Monthly Cargo Loaded – mt

Halon Release – (ltrs)
Refrigerant Gas – Type
Refrigerant Gas – ROB carried fwd from end last month (kgs)
Refrigerant Gas – Received (kgs)
Refrigerant Gas Consumption – (kgs)
Refrigerant Gas – ROB end of this month (kgs)

Garbage Disposal m3 – At Sea
Garbage Disposal m3 – Incinerated on Board
Garbage Disposal m3 – Sent Ashore

OIL SPILL INCIDENTS (Other than those entering the water) Approx. volume & brief details

Return for each calendar month – by 10th of following month.

Contingent Time Charter

CONFIDENTIAL

Additional Clauses 49 – 63 to the Time Charter Party dated [insert date], at Houston, Texas, between American Petroleum Tankers LLC, Owners of the M/V Pelican State, and Shell Trading (U.S.) Company (“STUSCO”), Charterers:

49. General Average

General average shall be adjusted, stated, and settled according to the York/Antwerp Rules 1994, as amended from time to time (“Rules”), and as to matters not provided for by those Rules, according to the laws and usages at the port of New York, provided that when there is an actual or threatened discharge, escape or release of oil or pollutant substances from the vessel (irrespective of vessel location, the cost of any measures, continued or undertaken on that account to prevent or minimize pollution or environmental damage (as defined in Article 1 6 (a) of the 1992 Protocol to the International Convention on Civil Liability for Oil Pollution Damage and/or the Oil Pollution Act of 1990, as applicable) shall also not be allowable in General Average. It is understood and agreed, however, that the cost of measures to prevent pollution or environmental damage, undertaken in respect of oil or pollutant substances which have not escaped or been released from the vessel, shall be included in General Average to the extent permitted by the Rules. If a General Average statement is required, it shall be prepared at such port by an adjuster from the port of New York appointed by the Owners and approved by Charterers of the vessel. Such adjuster shall attend to the settlement and the collection of General Average, subject to customary charges. General Average agreements and/or security shall be furnished by Charterers, and/or Owners, and/or consignee of cargo, if requested. Any cash deposit being made as security to pay General Average and/or salvage shall be remitted to the average adjuster and shall be held by the adjuster at the adjuster’s risk in a special account in a duly authorized and licensed bank at the place where the General Average statement is prepared.

50. Indemnity

(A)	Owners shall release, defend, indemnify, and hold harmless Charterers and their affiliates, and each of Charterers’ and their affiliates’ respective officers, directors, shareholders, agents, employees, joint-venturers, contractors (except Owners), successors-in-interest and assignees (collectively the “Charterer Group”), from and against any and all claims, judgments, causes of action or other legal liabilities of any nature whatsoever, for any and all elements of recovery or relief recognized by law, arising out of or in any way related to Owners’ performance or obligations hereunder this Charter, including but not limited to, the condition, maintenance, management, operation, navigation, and/or movement of the vessel. THE RELEASE, DEFENSE, INDEMNITY, AND HOLD HARMLESS RIGHTS AFFORDED UNDER THIS CLAUSE 50(A) SHALL PROTECT AND INDEMNIFY THE CHARTERER GROUP AGAINST THE CONSEQUENCES OF THEIR SOLE, JOINT, OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR OTHER BREACH OF LEGAL DUTY OR THE UNSEAWORTHINESS OF ANY VESSEL.

(B)

Charterers shall release, defend, indemnify, and hold harmless Owners and their affiliates, and each of Owners and their affiliates’ respective officers, directors, shareholders, agents, employees, joint-venturers, contractors, successors-in-interest and assignees (collectively the “Owner Group”), from and against any and all claims, judgments, causes of action or other legal liabilities of any nature whatsoever, for any and all elements of recovery or relief recognized by law, arising out of or in any way related to Charterers’ duties hereunder. THE

Contingent Time Charter

CONFIDENTIAL

RELEASE, DEFENSE, INDEMNITY, AND HOLD HARMLESS RIGHTS AFFORDED UNDER THIS CLAUSE 50(B) SHALL PROTECT AND INDEMNIFY THE OWNER GROUP AGAINST THE CONSEQUENCES OF THEIR SOLE, JOINT, OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR OTHER BREACH OF LEGAL DUTY OR THE UNSEAWORTHINESS OF ANY VESSEL.

51. Mooring and Hose Clause

Owners shall, unless otherwise notified by Charterers or their agents, supply at Owners’ expense, all hands, equipment, and facilities required on board mooring, unmooring, connecting and disconnecting hoses for loading and discharging.

52. Bunker Emissions Clause

(a)	Should Charterers trade the vessel into a Sox Emission Control Area (“SECA”) as defined in Annex VI of the International Convention for the Prevention of Pollution from Ships (“MARPOL”), or as designated by the U.S. Environmental Protection Agency or otherwise, then the Charterers shall supply fuels:

(i)	of such specifications and grades that will comply with the maximum sulphur content requirements of the SECA; and

(ii)	from bunker suppliers who comply with Regulations 14 and 18 of MARPOL Annex VI, including the Guidelines in respect of sampling and the provision of bunker delivery notes.

Owners warrant, in the event the vessel trades in a SECA, that the vessel:

(i)	complies with Regulation 14 and 18 of MARPOL Annex VI and with the requirements of the SECA;

(ii)	is able to consume fuels of the required sulphur content when ordered by the Charterers to trade within the SECA; and

(iii)	will provide segregated storage for this fuel.

(b)	Subject to having supplied the vessel with fuels in accordance with this clause, the Charterers shall not be liable for any loss, delay, fines, costs or expenses arising or resulting from the vessel’s non-compliance with Regulations 14 and 18 of MARPOL Annex VI.

53. Inert Gas Clause

Owners warrant that the vessel has a properly working inert gas system and her officers and crew are experienced in the operation of the system. Owners further warrant that the vessel will arrive at load and discharge ports with cargo tanks positively inerted and that such tanks will remain positively inerted throughout voyage and during ballast and cargo operations, Charterers shall have the right to request the Master to reduce the inert gas system pressure for the purpose of gauging, sampling, temperature determination, and/or determining the quantity of cargo on board. The Master shall comply with these requests consistent with the safe operation of the vessel. Any delay as a result of non-compliance with this Clause shall count as off-hire.

Contingent Time Charter

CONFIDENTIAL

54. Pumping Clause

Owners warrant that the vessel will discharge the entire homogeneous cargo within twenty-four (24) hours or maintain 100 psi at the vessel’s manifold, except during stripping and/or COW operations and provided shore facilities permit. If the vessel fails to perform in accordance with the warranty stated in this Clause, the vessel shall be off-hire for any pumping time in excess of twenty-four (24) hours.

55. Vapor Control Clause

Owners warrant that (a) the vessel has a U.S. Coast Guard approved operable Vapor Recovery System and (b) the vessel’s Vapor Recovery System meets OCIMF standards.

56. Cargo Advisors’ Clause

Charterers have the option, at their expense, to place onboard the vessel a cargo advisor to observe cargo operations, including IGS and COW operations, and safety and pollution hazards. Such cargo advisor shall be only an advisor to the vessel Master and officers, who shall remain fully and solely responsible for the cargo operations and all other operations and management of the vessel. The Owners, at their expense, shall provide the cargo advisor an onboard cabin.

57. Reports Clause

ETA/Position Reports: Unless the vessel is in port at the time, the Master shall give Charterers and the vessel’s agent 72/48/24 hours advance notice of ETA (estimated time of arrival) at next port. Within twenty-four (24) hours of reported ETA, the Master shall give Charterers or the vessel’s agent notice of any change in ETA exceeding two (2) hours. All of the aforesaid notices of ETA and changes of ETA shall be accompanied by the vessel’s current position (latitude and longitude) and speed. In addition to the aforesaid reports, during any sea passage, the vessel shall provide daily noon position reports with latitude, longitude, speed, bunker quantities and updated ETA.

58. Independent Contractor Clause

It is agreed that: (a) Owners are retained and have contracted with Charterers only to the extent and for the purposes set forth in this Charter; (b) Owners shall perform all services as an independent contractor; (c) Owners’ relationship with Charterers is that of an independent contractor; and (d) under no circumstances shall Owners or Owners’ employees, agents, or subcontractors be considered an employee, agent, or servant of Charterers.

59. Emergency Notification Clause

Owners or Owners’ representative will, as soon as practical, notify Charterers if the vessel is involved in a pollution incident, grounding, collision, has any vessel systems failure relating to safety, or any other casualty causing delay or risk to the vessel, crew, cargo, or the environment by calling the 24-HOUR INCIDENT HOTLINE (713) 241-2532. This notification in no way relieves the Master and/or Owners of their responsibilities to make all notifications required by law. A written incident investigation report for each noticed event shall be issued by Owners to Charterers within seventy-two (72) hours of such notice.

Contingent Time Charter

CONFIDENTIAL

60. Shell Time Charter Assurance Clause

This time charterparty is SUBJECT to both the vessel and its technical management passing the Shell Ship Quality Assurance (“SSQA”) time charter assurance review part of which may include either (a) a vessel loading/discharging vessel; and/or (b) review of the vessel’s technical management (“Shell Time Charter Assurance Review”). If the outcome of the Shell Time Charter Assurance Review is not satisfactory, the vessel will be rejected and this time charterparty will be void, with no liability incurred by either party.

61. Slops Disposal Clause

Charterers shall be responsible for the time and cost to dispose of all cargo residues generated from cargo tank preparation under this Charter during on-hire periods. Wastes generated while the vessel is off-hire shall be for Owners’ account.

62. Marine Letter of Indemnity

Further to this Charter, the vessel may be required to carry out other such cargo operations as Charterers may reasonably require, including but not limited to one or more of the following:

(a)	to commingle different grades of cargo providing such grades fall within the cargo description set out in this Charter;

(b)	to breach vessel’s natural segregation;

(c)	to dope the cargo with additive supplied by Charterers;*

(d)	to add dye supplied by Charterer to the cargo;*

(e)	to blend cargo on board;*

(f)	to carry additives/dye supplied at loading port in drums on deck; and/or

(g)	to load and discharge freshwater or seawater shore line flush/line plug before, during or after a cargo loading operation.

*	These operations shall be carried out or supervised by an inspector appointed by the Charterers.

Upon receipt of Charterers’ written instructions in respect of the foregoing, a Letter of Indemnity in the following form will be deemed to have been provided by Charterers.

In consideration of Owners complying with Charterers’ above request, Charterers hereby agree as follows:

1.	To indemnify Owners, Owners’ servants and agents, and to hold all of them harmless in respect of any liability, loss, damage or expense of whatsoever nature and which they may sustain in connection with complying with Charterers’ request, including loss or damage caused by an inspector appointed by Charterers, except to the extent that such liability, loss, damage or expense could have been avoided by the exercise of due diligence by Owners.

Contingent Time Charter

CONFIDENTIAL

2.	In the event of any proceedings being commenced against Owners or any of Owners’ servants or agents in connection with complying with Charterers’ request as aforesaid, to provide them on demand with sufficient funds to defend the same, provided however that Charterers shall be consulted in the preparation of defense of any such proceedings.

3.	If, in connection with complying with Charterers’ request as aforesaid, the vessel, or any other vessel or property in the same or associated ownership, management or control, should be arrested or detained or should the arrest or detention thereof be threatened, or should there be any interference in the use or trading of the vessel (whether by virtue of a caveat being entered on the ship’s registry or otherwise howsoever), to provide on demand such bail or other security as may be required to prevent such arrest or detention or to secure the release of such vessel or property or to remove such interference and to indemnify Owners in respect of any liability, loss, damage or expense caused by such arrest or detention or threatened arrest or detention or such interference, whether or not such arrest or detention or threatened arrest or detention or such interference may be justified subject to Charterers’ involvement in any negotiations in the provision of such bail or security.

4.	The liability of each and every person under this indemnity shall be joint and several and shall not be conditional upon Owners proceeding first against any person, whether or not such person is party to or liable under this indemnity.

5.	This indemnity shall be limited in value to two hundred percent (200%) of the CIF value of the total cargo onboard and shall terminate at twenty-four (24) hours on the day that is thirty-six (36) calendar months after the date of discharge unless before that time Charterers have received from Owners written notice of a claim pursuant to this indemnity.

63. Insolvency Clause

If a receiver, liquidator or trustee shall be appointed for the Owners or any of their property; or if the Owners shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, the Owners, or any proceeding for the dissolution or liquidation of the Owners shall be instituted, then Charterer shall be entitled to terminate this Charter Party effective immediately upon written notice to Owners.

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